UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08532

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

JOHN PAK 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	07-31

Date of reporting period:	07-31-2022

ITEM 1. REPORTS TO STOCKHOLDERS.

(a) Provided under separate cover.

Annual Report

July 31, 2022

Strategic Allocation: Aggressive Fund
Investor Class (TWSAX)
I Class (AAAIX)
A Class (ACVAX)
C Class (ASTAX)
R Class (AAARX)
R5 Class (ASAUX)
R6 Class (AAAUX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended July 31, 2022. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

2022 Sell-Off Sank Stock Returns for the Fiscal Year

Stock market performance changed dramatically during the 12-month period. In the first five months, generally upbeat economic activity and corporate earnings supported solid returns for most broad U.S. and global stock indices. Performance remained positive despite rapidly rising inflation and waning central bank support.

The market climate changed considerably in early 2022. Inflation, which was already at multiyear highs, rose to levels last seen in the early 1980s. The massive fiscal and monetary support unleashed during the pandemic was partly to blame. In addition, escalating energy prices, supply chain breakdowns and labor market shortages further aggravated the inflation rate in the U.S. and other developed markets. Russia’s invasion of Ukraine in February also exacerbated global inflationary pressures.

The Federal Reserve responded to surging inflation in March, launching an aggressive rate-hike campaign and ending its asset purchase program. Policymakers indicated taming inflation remains their priority, even as the economy contracted for two consecutive quarters. Despite a rate-hike total of 2.25 percentage points through July 31, U.S. inflation climbed to a 41-year high of 9.1% in June before easing to 8.5% in July.

The combination of accelerating inflation, tighter monetary policy, geopolitical strife and weakening economies triggered sharp market volatility and fueled recession fears. U.S. and global stocks erased their late 2021 gains and declined for the 12-month period. U.S. stocks generally fared better than non-U.S. stocks, large caps outpaced small caps, and value outperformed growth.

Staying Disciplined in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of high inflation, rising interest rates and economic uncertainty. In addition, Russia’s invasion of Ukraine complicates a tense geopolitical backdrop. We will continue to monitor this evolving situation and what it broadly means for our clients and investment exposure.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
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Performance

Total Returns as of July 31, 2022
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWSAX	-10.38%	7.71%	8.74%	—	2/15/96
S&P 500 Index	—	-4.64%	12.82%	13.79%	—	—
Bloomberg U.S. Aggregate Bond Index	—	-9.12%	1.28%	1.65%	—	—
Bloomberg U.S. 1-3 Month Treasury Bill Index	—	0.26%	1.05%	0.60%	—	—
I Class	AAAIX	-10.28%	7.92%	8.96%	—	8/1/00
A Class	ACVAX				—	10/2/96
No sales charge		-10.64%	7.44%	8.47%	—
With sales charge		-15.77%	6.19%	7.83%	—
C Class	ASTAX	-11.30%	6.62%	7.66%	—	11/27/01
R Class	AAARX	-10.88%	7.17%	8.20%	—	3/31/05
R5 Class	ASAUX	-10.28%	7.90%	—	8.56%	4/10/17
R6 Class	AAAUX	-10.05%	8.09%	—	8.16%	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available.
Fund returns would have been lower if a portion of the fees had not been waived.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
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Growth of $10,000 Over 10 Years
$10,000 investment made July 31, 2012
Performance for other share classes will vary due to differences in fee structure.

Value on July 31, 2022
Investor Class — $23,131

S&P 500 Index — $36,428

Bloomberg U.S. Aggregate Bond Index — $11,776

Bloomberg U.S. 1-3 Month Treasury Bill Index — $10,621

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class	R5 Class	R6 Class
1.33%	1.13%	1.58%	2.33%	1.83%	1.13%	0.98%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
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Portfolio Commentary

Portfolio Managers: Rich Weiss, Scott Wilson, Radu Gabudean, Vidya Rajappa and Brian Garbe

Performance Summary

Strategic Allocation: Aggressive returned -10.38%* for the fiscal period ended July 31, 2022. In a difficult market environment, our strategic diversification helped manage volatility. While many stock and bond holdings delivered negative absolute returns, positions in U.S. value stocks actually gained during the period. Similarly, short-term cash-equivalent securities also delivered positive returns. Because of the fund’s strategic exposure to a variety of asset classes, a review of the financial markets helps provide context around performance for the reporting period.

Market Overview

Early in the period, global equity markets rose, aided by positive corporate earnings, increasing vaccination rates and economic optimism. The market encountered periods of volatility as the spread of a more-transmissible COVID-19 variant led to uncertainty and renewed restrictions in some regions. Nevertheless, stocks gained throughout 2021, as investors revised their worst-case fears about the omicron variant and global economic growth. As the period progressed, higher inflation, rising interest rates and mounting geopolitical tensions weighed on investor confidence. Tighter central bank policy ignited recession fears in many countries, and global stocks suffered widespread declines. During the final month of the period, investor sentiment shifted again. Global equities gained in July on hopes that weaker economic data would moderate inflation and allow central banks to slow the pace and magnitude of monetary tightening.

U.S. stock returns were initially buoyed by upbeat economic and earnings data and accommodative monetary policy. The Federal Reserve (Fed) appeared unfazed by inflation, viewing rising prices as a temporary economic consequence of the pandemic recovery. But as inflation surged toward multidecade highs, the Fed began tightening monetary policy by ending bond buying and hiking the federal funds rate target from near zero to 2.50% between March and July. In that environment, U.S. equities sold off on fears that higher rates and inflation could trigger a recession and weaken corporate profits. Value stocks outperformed growth stocks across capitalization categories for much of the period.

European stocks experienced broad-based declines as higher energy costs, signs of slowing economic growth and the war in Ukraine all weighed on investor sentiment. Stocks in the U.K., Japan and emerging markets declined as well. In July, non-U.S. developed markets stocks rose on better-than-expected corporate earnings, retreating commodity prices and hopes that market valuations already reflected a severe downturn. Emerging markets stocks declined throughout the period as risk premiums rose. Regulatory uncertainty and credit concerns in China also dampened sentiment toward emerging markets.

In the global bond market, yields rose as central banks became less accommodating. Surging inflation, resurgent waves of COVID-19 cases, lockdowns in China and Russia’s invasion of Ukraine contributed to rate volatility during the period. Rising interest rates and widening credit spreads drove fixed-income returns lower throughout much of the period. In July, investor sentiment shifted, and global bonds produced positive returns as yields moved lower (bond yields and prices move in opposite directions).

In the U.S. bond market, renewed COVID-19 worries triggered a global flight to quality that sent U.S. Treasury yields lower early in the period. That changed as investors refocused on inflation pressures, and the Fed raised its rate target at the most rapid pace in decades. Economically sensitive corporate bonds fell sharply, with high-yield bonds underperforming investment-grade corporates.

*All fund returns referenced in this commentary are for Investor Class shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.
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It was a similar story in Europe, where bonds initially gained. But Russia’s invasion of Ukraine sent fuel prices surging, contributing to higher inflation and European Central Bank rate hikes. Bonds lost value in the U.K., too, as inflation there reached a 40-year high. Japan’s benchmark 10-year government bond yield edged higher alongside global bond yields. In emerging markets, bonds declined as the U.S. dollar strengthened, interest rates rose and risk premiums increased.

Strategic Allocation: Aggressive’s neutral asset mix throughout the period was 79% stocks, 20% bonds and 1% cash-equivalent investments. However, the portfolio’s actual asset weightings varied based on short-term tactical adjustments and fluctuating securities prices.

Tactical Positioning

The value of a diversified approach is clear during periods of intense volatility. As rising interest rates, inflation and recession fears weighed on financial markets, the portfolio’s strategic diversification helped manage volatility. In an effort to add value and improve the fund’s ability to achieve its objective, we made modest adjustments to the asset allocation. Our tactical decisions detracted from performance on the margin, while security selection had a positive effect.

Our decision to overweight small- versus large-capitalization stocks detracted the most. On the other hand, our management of exposure to non-U.S. versus U.S. equities also added value. Non-U.S. developed markets equities have lagged U.S. equities for several years, resulting in comparatively more attractive valuations. As a result, we swung from an underweight to an overweight allocation to non-U.S. equity during the period, benefiting performance.

The portfolio was underweight real estate investment trusts on a tactical basis because rising mortgage rates, indications of a slowing economy and widening credit spreads undermined their attractiveness. Stock selection and asset allocation decisions in global real estate benefited performance. In fixed income, a tactical overweight to cash in favor of global bonds benefited performance.

Outlook

Recession risk has increased, given changes in U.S. consumer spending and signs of slowing growth across many global economies. However, stagflation remains our base case for the U.S. economy in 2022, with sustained high inflation and sluggish growth. Outside the U.S., recession risk is higher, particularly in Europe, where high energy prices likely will persist for the foreseeable future.

Inflation may be moderating, but it is nevertheless likely to remain elevated for some time. Our fixed-income team sees anecdotal evidence that inflation may be nearing a peak. For example, wage increases appear to be leveling off, some retail prices are declining and retail inventories are high. Global supply chains have started to unkink, but the invasion of Ukraine provides an additional layer of complexity and may affect industries ranging from food products to semiconductors and semiconductor equipment to automobiles and auto components.

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Fund Characteristics

JULY 31, 2022
Types of Investments in Portfolio	% of net assets
Affiliated Funds	54.7%
Common Stocks	30.3%
U.S. Treasury Securities	5.2%
Sovereign Governments and Agencies	2.7%
Corporate Bonds	1.6%
Collateralized Loan Obligations	0.6%
Asset-Backed Securities	0.3%
Preferred Stocks	0.3%
Collateralized Mortgage Obligations	0.2%
Municipal Securities	0.1%
Exchange-Traded Funds	0.1%
U.S. Government Agency Mortgage-Backed Securities	0.1%
Short-Term Investments	3.9%
Other Assets and Liabilities	(0.1)%

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Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from February 1, 2022 to July 31, 2022.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
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	Beginning Account Value 2/1/22	Ending Account Value 7/31/22	Expenses Paid During Period(1) 2/1/22 - 7/31/22	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$917.20	$2.99	0.63%
I Class	$1,000	$917.60	$2.04	0.43%
A Class	$1,000	$915.70	$4.18	0.88%
C Class	$1,000	$912.60	$7.73	1.63%
R Class	$1,000	$915.60	$5.37	1.13%
R5 Class	$1,000	$917.60	$2.04	0.43%
R6 Class	$1,000	$919.80	$1.33	0.28%
Hypothetical
Investor Class	$1,000	$1,021.67	$3.16	0.63%
I Class	$1,000	$1,022.66	$2.16	0.43%
A Class	$1,000	$1,020.43	$4.41	0.88%
C Class	$1,000	$1,016.71	$8.15	1.63%
R Class	$1,000	$1,019.19	$5.66	1.13%
R5 Class	$1,000	$1,022.66	$2.16	0.43%
R6 Class	$1,000	$1,023.41	$1.40	0.28%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
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Schedule of Investments

JULY 31, 2022

	Shares/ Principal Amount	Value
AFFILIATED FUNDS(1) — 54.7%
American Century Diversified Corporate Bond ETF	288,278	$13,697,126
American Century Emerging Markets Bond ETF	133,102	5,182,992
American Century Focused Dynamic Growth ETF(2)	526,227	31,492,265
American Century Focused Large Cap Value ETF	715,221	42,098,623
American Century Multisector Income ETF	531,791	23,858,378
American Century Quality Diversified International ETF	690,784	28,342,798
American Century STOXX U.S. Quality Growth ETF	527,613	32,959,984
American Century STOXX U.S. Quality Value ETF	884,288	43,020,876
Avantis Emerging Markets Equity ETF	742,776	38,564,930
Avantis International Equity ETF	526,129	28,132,118
Avantis International Small Cap Value ETF	149,924	8,392,746
Avantis U.S. Equity ETF	622,975	44,231,225
Avantis U.S. Small Cap Value ETF	211,403	16,011,663
TOTAL AFFILIATED FUNDS (Cost $314,385,194)		355,985,724
COMMON STOCKS — 30.3%
Aerospace and Defense — 0.5%
Aerojet Rocketdyne Holdings, Inc.(2)	2,184	95,419
CAE, Inc.(2)	20,321	537,640
Curtiss-Wright Corp.	3,147	451,406
HEICO Corp.	3,345	527,540
Hensoldt AG	2,831	72,585
Huntington Ingalls Industries, Inc.	2,312	501,334
Leonardo SpA	9,508	89,058
Lockheed Martin Corp.	1,209	500,296
Mercury Systems, Inc.(2)	1,816	107,162
QinetiQ Group PLC	14,452	67,308
Thales SA	2,956	367,607
		3,317,355
Air Freight and Logistics — 0.1%
United Parcel Service, Inc., Class B	2,765	538,871
Airlines — 0.1%
Southwest Airlines Co.(2)	22,364	852,516
Auto Components — 0.6%
Aptiv PLC(2)	8,989	942,856
BorgWarner, Inc.	20,688	795,661
Bridgestone Corp.	3,600	140,421
CIE Automotive SA(3)	1,407	37,012
Continental AG	9,240	658,268
Fox Factory Holding Corp.(2)	996	94,281
Hyundai Mobis Co. Ltd.	1,733	305,020
Linamar Corp.	10,356	472,128
Sumitomo Rubber Industries Ltd.	30,400	274,098
		3,719,745
Automobiles — 0.4%
Bayerische Motoren Werke AG	12,063	985,708
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	Shares/ Principal Amount	Value
Mercedes-Benz Group AG	17,039	$1,004,858
Tesla, Inc.(2)	858	764,864
		2,755,430
Banks — 1.6%
AIB Group PLC	33,384	75,937
Banco Bilbao Vizcaya Argentaria SA	97,831	443,338
Banco Bradesco SA	161,989	453,961
Banco de Sabadell SA	75,994	48,656
Banco do Brasil SA	73,100	510,729
Bancorp, Inc.(2)	2,984	73,406
Bank Central Asia Tbk PT	859,900	427,594
Bank of America Corp.	4,063	137,370
Barclays PLC	349,707	669,886
BNP Paribas SA	11,502	543,438
Commerce Bancshares, Inc.	320	22,237
First Hawaiian, Inc.	30,553	778,796
Fukuoka Financial Group, Inc.	6,300	111,666
HDFC Bank Ltd., ADR	6,257	392,940
HSBC Holdings PLC	78,400	492,365
JPMorgan Chase & Co.	4,996	576,339
Jyske Bank A/S(2)	1,695	88,710
Mitsubishi UFJ Financial Group, Inc.	62,700	353,283
Mizuho Financial Group, Inc.	30,050	358,387
Prosperity Bancshares, Inc.	10,802	800,320
Regions Financial Corp.	26,754	566,650
Silvergate Capital Corp., Class A(2)	825	76,964
Standard Chartered PLC (London)	56,352	388,417
Sumitomo Mitsui Financial Group, Inc.	11,100	348,230
Truist Financial Corp.	16,386	827,001
UniCredit SpA	40,884	404,330
Westamerica Bancorporation	5,249	314,992
		10,285,942
Beverages — 0.3%
Celsius Holdings, Inc.(2)	7,543	671,025
Duckhorn Portfolio, Inc.(2)	4,613	84,602
MGP Ingredients, Inc.	1,474	155,035
PepsiCo, Inc.	4,179	731,158
Pernod Ricard SA	1,062	208,624
Royal Unibrew A/S	1,028	87,672
		1,938,116
Biotechnology — 0.9%
AbbVie, Inc.	3,526	506,016
ADC Therapeutics SA(2)(3)	3,201	23,719
Alnylam Pharmaceuticals, Inc.(2)	1,485	210,929
Amgen, Inc.	701	173,476
Arcus Biosciences, Inc.(2)	786	20,900
Arcutis Biotherapeutics, Inc.(2)	3,799	92,164
Biohaven Pharmaceutical Holding Co. Ltd.(2)	1,373	200,485
Blueprint Medicines Corp.(2)	1,348	68,829
Bridgebio Pharma, Inc.(2)	2,351	20,360
Celldex Therapeutics, Inc.(2)	1,393	42,793
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	Shares/ Principal Amount	Value
Centessa Pharmaceuticals PLC, ADR(2)(3)	3,831	$16,550
CSL Ltd.	2,949	600,467
Cytokinetics, Inc.(2)	2,979	126,101
Erasca, Inc.(2)(3)	2,362	17,810
Fate Therapeutics, Inc.(2)(3)	1,601	48,879
Global Blood Therapeutics, Inc.(2)	2,660	87,035
Halozyme Therapeutics, Inc.(2)	3,647	178,338
Horizon Therapeutics PLC(2)	7,399	613,895
Insmed, Inc.(2)	4,337	95,934
Intellia Therapeutics, Inc.(2)	544	35,229
Iovance Biotherapeutics, Inc.(2)	1,184	13,794
KalVista Pharmaceuticals, Inc.(2)	3,504	43,274
Karuna Therapeutics, Inc.(2)	444	57,831
Kinnate Biopharma, Inc.(2)(3)	2,376	25,423
Kymera Therapeutics, Inc.(2)	1,525	33,596
Natera, Inc.(2)	2,283	107,301
Neurocrine Biosciences, Inc.(2)	7,658	720,848
Relay Therapeutics, Inc.(2)	1,554	29,557
Sarepta Therapeutics, Inc.(2)	9,116	847,332
Seagen, Inc.(2)	4,006	721,000
Vertex Pharmaceuticals, Inc.(2)	671	188,155
Vitrolife AB	1,449	47,274
		6,015,294
Building Products — 0.4%
Cie de Saint-Gobain	9,693	451,983
Hayward Holdings, Inc.(2)	8,241	96,172
Johnson Controls International PLC	8,235	443,949
Masco Corp.	4,162	230,492
Masonite International Corp.(2)	780	71,003
Sanwa Holdings Corp.	7,100	76,699
Trane Technologies PLC	5,058	743,475
Trex Co., Inc.(2)	1,080	69,682
Zurn Elkay Water Solutions Corp.	12,079	349,687
		2,533,142
Capital Markets — 1.3%
Ameriprise Financial, Inc.	3,382	912,869
Ares Management Corp., Class A	4,347	311,463
Bank of New York Mellon Corp.	27,505	1,195,367
BlackRock, Inc.	608	406,861
Intercontinental Exchange, Inc.	1,711	174,505
LPL Financial Holdings, Inc.	5,717	1,200,113
Morgan Stanley	7,871	663,525
MSCI, Inc.	1,565	753,297
Northern Trust Corp.	12,835	1,280,676
Open Lending Corp., Class A(2)	4,353	45,097
S&P Global, Inc.	1,279	482,094
State Street Corp.	2,499	177,529
T. Rowe Price Group, Inc.	7,167	884,910
		8,488,306
Chemicals — 0.7%
Air Liquide SA	2,520	346,455
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	Shares/ Principal Amount	Value
Air Products and Chemicals, Inc.	753	$186,917
Akzo Nobel NV	6,102	410,667
Albemarle Corp.	531	129,729
Avient Corp.	7,770	335,275
Axalta Coating Systems Ltd.(2)	16,323	411,666
Diversey Holdings Ltd.(2)	18,789	140,730
Ecolab, Inc.	1,203	198,699
Element Solutions, Inc.	28,260	558,418
K+S AG	917	19,336
Koninklijke DSM NV	2,994	479,486
Linde PLC	1,801	543,902
OCI NV	640	22,219
Sherwin-Williams Co.	367	88,792
Sika AG	1,036	255,983
Symrise AG	3,687	430,220
Tokyo Ohka Kogyo Co. Ltd.	700	36,295
		4,594,789
Commercial Services and Supplies — 0.2%
Brink's Co.	2,354	134,037
Clean Harbors, Inc.(2)	1,538	150,093
Cleanaway Waste Management Ltd.	14,574	28,076
Driven Brands Holdings, Inc.(2)	7,573	230,068
Elis SA	5,397	80,555
GFL Environmental, Inc.	13,145	363,459
Republic Services, Inc.	1,712	237,386
SPIE SA	3,346	80,354
		1,304,028
Communications Equipment — 0.5%
Arista Networks, Inc.(2)	10,888	1,269,867
Cisco Systems, Inc.	17,006	771,562
F5, Inc.(2)	6,891	1,153,278
Juniper Networks, Inc.	5,487	153,801
		3,348,508
Construction and Engineering — 0.2%
Arcadis NV	1,229	45,443
Construction Partners, Inc., Class A(2)	6,460	153,619
Eiffage SA	4,213	395,344
Hazama Ando Corp.	12,100	81,454
SHO-BOND Holdings Co. Ltd.	1,600	70,791
Vinci SA	3,423	328,124
		1,074,775
Construction Materials†
Eagle Materials, Inc.	617	78,020
Summit Materials, Inc., Class A(2)	4,259	117,165
		195,185
Consumer Finance†
American Express Co.	1,468	226,101
Containers and Packaging — 0.4%
Amcor PLC	8,966	116,110
AptarGroup, Inc.	776	83,622
Avery Dennison Corp.	3,061	582,998
13

	Shares/ Principal Amount	Value
Ball Corp.	4,237	$311,080
Graphic Packaging Holding Co.	5,394	120,016
Huhtamaki Oyj	2,669	104,034
Packaging Corp. of America	4,593	645,822
SIG Group AG(2)	4,055	105,788
Sonoco Products Co.	7,190	456,493
		2,525,963
Distributors†
D'ieteren Group	749	122,930
Diversified Consumer Services†
European Wax Center, Inc., Class A	5,537	115,834
IDP Education Ltd.	3,549	71,405
		187,239
Diversified Financial Services†
Zenkoku Hosho Co. Ltd.	1,700	57,836
Diversified Telecommunication Services — 0.1%
Cellnex Telecom SA	7,487	334,886
IHS Holding Ltd.(2)	2,767	23,824
Internet Initiative Japan, Inc.	1,900	77,147
Verizon Communications, Inc.	11,183	516,543
		952,400
Electric Utilities — 0.6%
Acciona SA(3)	526	108,235
Contact Energy Ltd.	5,763	27,802
Edison International	15,623	1,058,771
Evergy, Inc.	2,147	146,554
Eversource Energy	2,260	199,377
Iberdrola SA	51,205	546,791
IDACORP, Inc.	658	73,512
NextEra Energy, Inc.	10,933	923,729
Pinnacle West Capital Corp.	7,473	549,041
		3,633,812
Electrical Equipment — 1.0%
AMETEK, Inc.	6,355	784,842
Atkore, Inc.(2)	2,555	253,635
Eaton Corp. PLC	2,199	326,310
Emerson Electric Co.	12,094	1,089,307
Generac Holdings, Inc.(2)	1,792	480,794
Hexatronic Group AB(3)	9,073	110,063
Hubbell, Inc.	921	201,717
Nexans SA	814	78,180
nVent Electric PLC	35,092	1,239,098
Plug Power, Inc.(2)(3)	7,784	166,110
Regal Rexnord Corp.	4,446	597,098
Rockwell Automation, Inc.	1,564	399,258
Schneider Electric SE	4,577	633,017
Sensata Technologies Holding PLC	2,716	120,780
Ushio, Inc.	5,200	71,896
		6,552,105
Electronic Equipment, Instruments and Components — 0.6%
CDW Corp.	2,325	422,057
14

	Shares/ Principal Amount	Value
Cognex Corp.	14,363	$732,226
Hexagon AB, B Shares	24,429	287,640
Jabil, Inc.	1,972	117,019
Keyence Corp.	1,100	435,976
Keysight Technologies, Inc.(2)	8,680	1,411,368
National Instruments Corp.	3,107	118,066
Sesa SpA	252	35,768
TE Connectivity Ltd.	3,892	520,477
		4,080,597
Energy Equipment and Services — 0.2%
Aker Solutions ASA	24,948	77,330
Baker Hughes Co.	15,622	401,329
Schlumberger NV	22,342	827,324
Worley Ltd.	6,306	63,642
		1,369,625
Entertainment — 0.3%
CTS Eventim AG & Co. KGaA(2)	184	10,135
Electronic Arts, Inc.	1,445	189,627
Live Nation Entertainment, Inc.(2)	4,038	379,532
ROBLOX Corp., Class A(2)	3,022	129,735
Roku, Inc.(2)	2,460	161,179
Universal Music Group NV	19,132	433,082
Walt Disney Co.(2)	3,272	347,159
		1,650,449
Equity Real Estate Investment Trusts (REITs) — 1.6%
Agree Realty Corp.	2,145	170,721
Alexandria Real Estate Equities, Inc.	641	106,265
American Homes 4 Rent, Class A	1,885	71,404
American Tower Corp.	247	66,895
Americold Realty Trust, Inc.	2,720	89,080
Arena REIT	8,700	29,533
AvalonBay Communities, Inc.	497	106,328
Big Yellow Group PLC	1,341	23,262
Camden Property Trust	1,120	158,032
CapitaLand Integrated Commercial Trust	31,500	49,761
Comforia Residential REIT, Inc.(3)	27	68,196
Corporate Office Properties Trust	1,606	45,209
Digital Realty Trust, Inc.	1,080	143,046
Dream Industrial Real Estate Investment Trust	2,077	20,469
Duke Realty Corp.	1,409	88,147
Embassy Office Parks REIT	5,523	25,391
Equinix, Inc.	1,297	912,751
Equity LifeStyle Properties, Inc.	1,386	101,899
Essential Properties Realty Trust, Inc.	2,987	72,046
Essex Property Trust, Inc.	1,707	489,107
GLP J-Reit	38	49,976
Goodman Group	7,709	112,822
Healthcare Realty Trust, Inc., Class A	13,979	366,949
Healthpeak Properties, Inc.	27,741	766,484
Host Hotels & Resorts, Inc.	5,176	92,185
Invincible Investment Corp.	347	109,160
15

	Shares/ Principal Amount	Value
Invitation Homes, Inc.	3,137	$122,437
Iron Mountain, Inc.	1,603	77,729
Japan Hotel REIT Investment Corp.	271	140,637
Kimco Realty Corp.	5,776	127,707
Kite Realty Group Trust	6,012	119,579
Life Storage, Inc.	574	72,261
Link REIT	12,300	103,004
NETSTREIT Corp.	3,135	64,267
Orix JREIT, Inc.	43	61,691
Prologis, Inc.	11,164	1,479,900
Public Storage	744	242,849
Realty Income Corp.	8,824	652,888
Regency Centers Corp.	10,254	660,665
Rexford Industrial Realty, Inc.	8,171	534,465
Ryman Hospitality Properties, Inc.(2)	2,102	186,111
Sabra Health Care REIT, Inc.	2,740	42,169
Scentre Group	20,410	41,825
Segro PLC	32,420	433,714
Shaftesbury PLC(3)	4,419	27,116
Shopping Centres Australasia Property Group	16,653	34,754
SOSiLA Logistics REIT, Inc.	47	54,279
Suntec Real Estate Investment Trust	14,000	16,352
Tritax Big Box REIT PLC	36,147	86,967
UDR, Inc.	2,765	133,826
Ventas, Inc.	1,974	106,162
VICI Properties, Inc.	7,991	273,212
Vicinity Centres	50,819	74,358
Welltower, Inc.	2,525	218,008
Weyerhaeuser Co.	4,284	155,595
		10,679,645
Food and Staples Retailing — 0.4%
Axfood AB	1,321	41,940
BJ's Wholesale Club Holdings, Inc.(2)	2,187	148,060
Costco Wholesale Corp.	590	319,367
Grocery Outlet Holding Corp.(2)	1,879	80,271
Kobe Bussan Co. Ltd.	13,600	387,670
Koninklijke Ahold Delhaize NV	31,917	878,954
Kroger Co.	3,455	160,450
MARR SpA	2,415	33,424
MatsukiyoCocokara & Co.	2,500	94,389
Metcash Ltd.	6,546	19,081
Sysco Corp.	6,286	533,681
		2,697,287
Food Products — 0.6%
Bakkafrost P/F	714	49,777
Conagra Brands, Inc.	27,484	940,228
Freshpet, Inc.(2)	1,770	94,589
General Mills, Inc.	1,661	124,226
Hershey Co.	5,594	1,275,208
J.M. Smucker Co.	3,348	443,007
Kellogg Co.	1,908	141,039
16

	Shares/ Principal Amount	Value
Mondelez International, Inc., Class A	5,630	$360,545
Orkla ASA	28,871	249,222
Sovos Brands, Inc.(2)	6,654	94,221
Tate & Lyle PLC	6,973	68,310
Toyo Suisan Kaisha Ltd.	2,500	106,220
Vital Farms, Inc.(2)	1,987	23,447
		3,970,039
Gas Utilities — 0.2%
Atmos Energy Corp.	1,173	142,390
Brookfield Infrastructure Corp., Class A(3)	1,848	84,657
Italgas SpA	5,864	33,547
Nippon Gas Co. Ltd.	6,600	99,096
Spire, Inc.	10,933	822,599
		1,182,289
Health Care Equipment and Supplies — 1.0%
Alcon, Inc.	6,500	511,577
Baxter International, Inc.	4,014	235,461
Becton Dickinson and Co.	974	237,958
CryoPort, Inc.(2)	2,933	109,108
DENTSPLY SIRONA, Inc.	8,765	316,942
DexCom, Inc.(2)	7,708	632,673
Edwards Lifesciences Corp.(2)	4,195	421,765
Embecta Corp.(2)	10,909	321,052
Establishment Labs Holdings, Inc.(2)(3)	1,346	79,804
IDEXX Laboratories, Inc.(2)	2,221	886,579
Inari Medical, Inc.(2)	2,180	169,124
Inmode Ltd.(2)	1,693	56,275
Jeol Ltd.	1,700	77,291
Koninklijke Philips NV, NY Shares	9,209	190,995
Medtronic PLC	973	90,022
Menicon Co. Ltd.	2,400	60,519
NeuroPace, Inc.(2)(3)	4,131	24,208
ResMed, Inc.	426	102,461
SI-BONE, Inc.(2)	5,863	78,799
Silk Road Medical, Inc.(2)	3,989	181,539
Tandem Diabetes Care, Inc.(2)	1,915	126,792
Zimmer Biomet Holdings, Inc.	13,920	1,536,629
		6,447,573
Health Care Providers and Services — 1.1%
Alfresa Holdings Corp.	1,674	22,341
Amedisys, Inc.(2)	3,112	372,973
AmerisourceBergen Corp.	3,904	569,711
Amvis Holdings, Inc.(3)	2,000	70,527
Cardinal Health, Inc.	5,625	335,025
Chartwell Retirement Residences	6,378	56,680
Cigna Corp.	2,336	643,241
CVS Health Corp.	5,259	503,181
Encompass Health Corp.	1,546	78,258
Enhabit, Inc.(2)	773	13,535
Ensign Group, Inc.	1,575	125,512
HealthEquity, Inc.(2)	1,931	112,326
Henry Schein, Inc.(2)	10,407	820,384
17

	Shares/ Principal Amount	Value
Humana, Inc.	469	$226,058
Progyny, Inc.(2)	2,284	69,731
Quest Diagnostics, Inc.	6,967	951,483
R1 RCM, Inc.(2)	18,656	466,400
Signify Health, Inc., Class A(2)(3)	4,124	70,562
Tenet Healthcare Corp.(2)	1,592	105,263
UnitedHealth Group, Inc.	1,485	805,375
Universal Health Services, Inc., Class B	7,150	804,160
		7,222,726
Health Care Technology — 0.2%
Health Catalyst, Inc.(2)	5,614	93,978
OptimizeRx Corp.(2)	3,129	70,309
Schrodinger, Inc.(2)	2,903	90,864
Veeva Systems, Inc., Class A(2)	3,565	797,063
		1,052,214
Hotels, Restaurants and Leisure — 0.9%
Airbnb, Inc., Class A(2)	6,253	693,958
Basic-Fit NV(2)(3)	1,821	73,855
Booking Holdings, Inc.(2)	140	270,997
Chipotle Mexican Grill, Inc.(2)	827	1,293,610
Churchill Downs, Inc.	836	175,393
Compass Group PLC	18,452	432,449
Corporate Travel Management Ltd.(2)	5,039	67,197
Cracker Barrel Old Country Store, Inc.(3)	1,284	122,070
Expedia Group, Inc.(2)	1,128	119,624
Greggs PLC	1,094	27,276
Hilton Worldwide Holdings, Inc.	9,744	1,247,914
Planet Fitness, Inc., Class A(2)	2,569	202,463
Scandic Hotels Group AB(2)(3)	15,655	64,109
SeaWorld Entertainment, Inc.(2)	2,078	99,183
Sodexo SA	6,280	510,272
Wingstop, Inc.	1,487	187,630
Wyndham Hotels & Resorts, Inc.	1,495	103,768
		5,691,768
Household Durables — 0.2%
Electrolux AB, B Shares	24,278	350,181
Open House Group Co. Ltd.	1,100	47,988
Taylor Wimpey PLC	315,958	491,782
Token Corp.	1,100	73,463
		963,414
Household Products — 0.3%
Colgate-Palmolive Co.	2,649	208,582
Henkel AG & Co. KGaA, Preference Shares	4,615	294,821
Kimberly-Clark Corp.	5,358	706,131
Procter & Gamble Co.	3,637	505,216
		1,714,750
Independent Power and Renewable Electricity Producers†
West Holdings Corp.(3)	2,000	61,604
Industrial Conglomerates — 0.1%
Honeywell International, Inc.	2,027	390,116
18

	Shares/ Principal Amount	Value
Insurance — 0.8%
Aegon NV	56,363	$247,558
Aflac, Inc.	10,982	629,269
Allstate Corp.	7,858	919,150
ASR Nederland NV	3,127	130,701
Chubb Ltd.	1,294	244,100
Goosehead Insurance, Inc., Class A(3)	1,869	105,056
Hanover Insurance Group, Inc.	2,973	405,725
Kinsale Capital Group, Inc.	738	179,489
Marsh & McLennan Cos., Inc.	1,860	304,966
Prudential Financial, Inc.	3,186	318,568
Reinsurance Group of America, Inc.	6,730	779,199
RLI Corp.	1,202	132,196
Selective Insurance Group, Inc.	836	65,091
Steadfast Group Ltd.	12,175	45,645
Storebrand ASA	13,139	110,513
Travelers Cos., Inc.	1,762	279,629
Unipol Gruppo SpA	10,237	42,941
		4,939,796
Interactive Media and Services — 0.7%
Alphabet, Inc., Class A(2)	18,900	2,198,448
Autohome, Inc., ADR	7,855	280,345
Baidu, Inc., Class A(2)	29,900	516,803
Cargurus, Inc.(2)	4,442	107,896
carsales.com Ltd.	1,455	21,211
Eventbrite, Inc., Class A(2)(3)	9,103	85,204
Match Group, Inc.(2)	8,583	629,220
QuinStreet, Inc.(2)	6,842	73,552
Tencent Holdings Ltd.	13,000	502,435
		4,415,114
Internet and Direct Marketing Retail — 0.4%
Alibaba Group Holding Ltd.(2)	42,900	482,345
Amazon.com, Inc.(2)	10,720	1,446,664
ASOS PLC(2)	16,298	207,426
Chewy, Inc., Class A(2)(3)	6,253	242,679
Etsy, Inc.(2)	1,535	159,210
JD.com, Inc., Class A	10,466	312,227
		2,850,551
IT Services — 0.8%
Accenture PLC, Class A	1,666	510,229
Adyen NV(2)	234	420,913
Alten SA	142	19,232
Amdocs Ltd.	4,645	404,394
Capgemini SE	2,587	493,436
Capita PLC(2)	157,273	55,225
Cloudflare, Inc., Class A(2)	6,610	332,615
Endava PLC, ADR(2)	647	65,994
EPAM Systems, Inc.(2)	1,930	674,052
Euronet Worldwide, Inc.(2)	1,205	118,415
Indra Sistemas SA	18,937	173,230
Mastercard, Inc., Class A	1,545	546,606
19

	Shares/ Principal Amount	Value
NEXTDC Ltd.(2)	14,524	$120,906
Okta, Inc.(2)	1,508	148,463
Perficient, Inc.(2)	1,432	151,105
SCSK Corp.	3,900	68,680
Switch, Inc., Class A	4,372	147,817
TDCX, Inc., ADR(2)	3,394	26,677
Thoughtworks Holding, Inc.(2)	5,779	90,499
Visa, Inc., Class A	3,785	802,836
		5,371,324
Leisure Products — 0.1%
Brunswick Corp.	1,606	128,673
Callaway Golf Co.(2)	6,148	141,097
MIPS AB	329	17,601
Polaris, Inc.	1,869	219,196
		506,567
Life Sciences Tools and Services — 0.7%
Agilent Technologies, Inc.	6,587	883,317
Bio-Techne Corp.	1,556	599,496
ICON PLC(2)	2,497	602,401
IQVIA Holdings, Inc.(2)	3,308	794,813
Lonza Group AG	897	545,153
MaxCyte, Inc.(2)(3)	11,379	62,016
Mettler-Toledo International, Inc.(2)	456	615,477
Thermo Fisher Scientific, Inc.	872	521,813
		4,624,486
Machinery — 0.7%
AGCO Corp.	750	81,690
Astec Industries, Inc.	2,651	130,244
ATS Automation Tooling Systems, Inc.(2)	4,657	147,469
Cummins, Inc.	4,032	892,322
Deere & Co.	487	167,129
Graco, Inc.	6,967	467,904
IHI Corp.	2,500	65,919
IMI PLC	15,997	261,215
John Bean Technologies Corp.	1,395	156,672
Metso Outotec Oyj	6,708	55,453
Mueller Water Products, Inc., Class A	9,672	125,929
Oshkosh Corp.	9,640	830,004
PACCAR, Inc.	2,399	219,556
Parker-Hannifin Corp.	2,443	706,247
Stanley Black & Decker, Inc.	1,924	187,263
Trelleborg AB, B Shares	2,362	58,036
Xylem, Inc.	2,059	189,490
		4,742,542
Media — 0.3%
Comcast Corp., Class A	4,484	168,240
Fox Corp., Class B	22,707	701,646
Publicis Groupe SA	8,115	431,843
WPP PLC	52,644	568,154
		1,869,883
Metals and Mining — 0.1%
AMG Advanced Metallurgical Group NV	1,651	46,346
20

	Shares/ Principal Amount	Value
ERO Copper Corp.(2)	33,512	$331,574
IGO Ltd.	6,488	50,839
Lynas Rare Earths Ltd.(2)	9,563	58,806
MMC Norilsk Nickel PJSC(4)	2,446	—
OZ Minerals Ltd.	2,825	37,729
SSR Mining, Inc. (NASDAQ)	4,029	66,317
		591,611
Mortgage Real Estate Investment Trusts (REITs)†
AGNC Investment Corp.	1,962	24,741
Multi-Utilities — 0.1%
NorthWestern Corp.	11,494	637,342
Multiline Retail — 0.2%
Dollar Tree, Inc.(2)	5,303	876,904
Ollie's Bargain Outlet Holdings, Inc.(2)	1,794	105,756
Target Corp.	1,072	175,144
		1,157,804
Oil, Gas and Consumable Fuels — 0.7%
ConocoPhillips	9,340	909,996
Devon Energy Corp.	8,042	505,440
Diamondback Energy, Inc.	2,040	261,161
Enterprise Products Partners LP	22,664	605,809
Euronav NV	5,285	72,160
Excelerate Energy, Inc., Class A(2)	8,224	182,079
Hess Corp.	6,135	690,004
Kosmos Energy Ltd.(2)	37,320	236,609
Matador Resources Co.	4,631	267,579
Phillips 66	4,614	410,646
Pioneer Natural Resources Co.	1,353	320,593
Whitecap Resources, Inc.(3)	47,491	363,076
		4,825,152
Paper and Forest Products†
Holmen AB, B Shares	738	30,326
Mondi PLC	14,484	274,866
		305,192
Personal Products — 0.1%
Estee Lauder Cos., Inc., Class A	727	198,544
Medifast, Inc.	767	129,002
Rohto Pharmaceutical Co. Ltd.	3,300	98,913
		426,459
Pharmaceuticals — 1.1%
ALK-Abello A/S(2)	2,916	58,220
Arvinas, Inc.(2)	1,096	58,208
AstraZeneca PLC	5,458	717,952
AstraZeneca PLC, ADR	11,768	779,395
Bristol-Myers Squibb Co.	7,724	569,877
Edgewise Therapeutics, Inc.(2)(3)	2,295	22,193
GSK PLC	31,137	654,195
Harmony Biosciences Holdings, Inc.(2)	1,659	84,161
Hikma Pharmaceuticals PLC	14,918	315,322
Intra-Cellular Therapies, Inc.(2)	2,079	112,515
Laboratorios Farmaceuticos Rovi SA	345	18,064
21

	Shares/ Principal Amount	Value
Merck & Co., Inc.	5,253	$469,303
Novartis AG	4,521	388,488
Novo Nordisk A/S, B Shares	9,210	1,072,723
Sanofi	1,711	170,028
Sanofi, ADR	16,745	832,226
Takeda Pharmaceutical Co. Ltd.	15,600	457,707
Ventyx Biosciences, Inc.(2)(3)	3,329	50,301
Zoetis, Inc.	2,195	400,697
		7,231,575
Professional Services — 0.4%
ALS Ltd.	10,450	85,830
BayCurrent Consulting, Inc.(3)	300	93,859
Bureau Veritas SA	17,430	480,730
DKSH Holding AG	1,353	111,215
Jacobs Engineering Group, Inc.	5,900	810,070
Teleperformance	866	289,591
Verisk Analytics, Inc.	3,091	588,063
Visional, Inc.(2)(3)	1,300	71,199
		2,530,557
Real Estate Management and Development — 0.1%
Altus Group Ltd.(3)	2,788	114,455
Capitaland Investment Ltd.	30,100	85,644
City Developments Ltd.	3,900	21,911
CK Asset Holdings Ltd.	7,000	49,558
Colliers International Group, Inc. (Toronto)	310	38,714
DigitalBridge Group, Inc.(2)	20,040	109,819
Grainger PLC	13,553	48,983
PSP Swiss Property AG	673	80,485
Tokyu Fudosan Holdings Corp.	14,500	78,575
Tricon Residential, Inc.	820	8,922
Tricon Residential, Inc. (Toronto)	12,023	130,694
VGP NV	85	14,929
		782,689
Road and Rail — 0.4%
Canadian Pacific Railway Ltd.	8,106	639,149
Heartland Express, Inc.	21,579	342,675
Lyft, Inc., Class A(2)	11,994	166,237
Nagoya Railroad Co. Ltd.	5,000	80,600
Norfolk Southern Corp.	3,711	932,092
Saia, Inc.(2)	316	75,161
Uber Technologies, Inc.(2)	2,789	65,402
Union Pacific Corp.	1,041	236,619
		2,537,935
Semiconductors and Semiconductor Equipment — 1.0%
Advanced Micro Devices, Inc.(2)	2,835	267,822
Ambarella, Inc.(2)	742	64,220
Analog Devices, Inc.	3,040	522,758
Applied Materials, Inc.	5,844	619,347
ASML Holding NV	494	283,930
BE Semiconductor Industries NV	496	26,626
Enphase Energy, Inc.(2)	2,707	769,275
22

	Shares/ Principal Amount	Value
Infineon Technologies AG	8,992	$246,601
Lattice Semiconductor Corp.(2)	3,423	210,515
MACOM Technology Solutions Holdings, Inc.(2)	1,566	90,734
Marvell Technology, Inc.	8,820	491,098
Monolithic Power Systems, Inc.	1,671	776,547
Nova Ltd.(2)	727	76,589
NVIDIA Corp.	3,938	715,259
Onto Innovation, Inc.(2)	1,867	155,428
Power Integrations, Inc.	1,954	166,110
Semtech Corp.(2)	648	40,390
Skyworks Solutions, Inc.	2,421	263,599
SUMCO Corp.	24,900	348,419
Taiwan Semiconductor Manufacturing Co. Ltd.	29,000	497,337
		6,632,604
Software — 2.2%
Adobe, Inc.(2)	587	240,740
Atlassian Corp. PLC, Class A(2)	1,426	298,490
Box, Inc., Class A(2)	5,808	165,180
Cadence Design Systems, Inc.(2)	11,794	2,194,628
Dassault Systemes SE	9,055	388,384
Datadog, Inc., Class A(2)	6,807	694,382
Descartes Systems Group, Inc.(2)	746	51,534
DocuSign, Inc.(2)	2,821	180,488
Five9, Inc.(2)	1,093	118,175
HubSpot, Inc.(2)	707	217,756
JFrog Ltd.(2)	3,232	71,750
Kinaxis, Inc.(2)	782	93,482
m-up Holdings, Inc.	3,800	44,190
Manhattan Associates, Inc.(2)	9,963	1,401,495
Microsoft Corp.	12,840	3,604,702
nCino, Inc.(2)(3)	3,936	127,093
Open Text Corp.	12,299	503,029
Palo Alto Networks, Inc.(2)	4,051	2,021,854
Paycor HCM, Inc.(2)	5,805	154,936
Paylocity Holding Corp.(2)	1,124	231,465
QT Group Oyj(2)(3)	179	14,474
Salesforce, Inc.(2)	1,654	304,369
ServiceNow, Inc.(2)	261	116,578
Sprout Social, Inc., Class A(2)	2,211	115,193
SPS Commerce, Inc.(2)	1,331	159,401
Tenable Holdings, Inc.(2)	4,561	176,283
Trade Desk, Inc., Class A(2)	11,688	525,960
Workday, Inc., Class A(2)	539	83,599
		14,299,610
Specialty Retail — 0.5%
Advance Auto Parts, Inc.	4,910	950,674
Burlington Stores, Inc.(2)	2,727	384,862
Five Below, Inc.(2)	1,724	219,069
Home Depot, Inc.	2,420	728,275
Leslie's, Inc.(2)	9,703	147,097
Nextage Co. Ltd.	4,300	95,112
23

	Shares/ Principal Amount	Value
Petco Health & Wellness Co., Inc.(2)(3)	5,812	$80,903
Pets at Home Group PLC	1,795	7,202
TJX Cos., Inc.	5,754	351,915
Tractor Supply Co.	719	137,674
Watches of Switzerland Group PLC(2)	6,568	71,199
		3,173,982
Technology Hardware, Storage and Peripherals — 0.4%
Apple, Inc.	13,329	2,166,096
HP, Inc.	13,479	450,064
Pure Storage, Inc., Class A(2)	2,035	57,692
		2,673,852
Textiles, Apparel and Luxury Goods — 0.5%
Asics Corp.(3)	3,800	72,403
Crocs, Inc.(2)	1,550	111,042
Deckers Outdoor Corp.(2)	459	143,764
EssilorLuxottica SA	2,333	365,773
Li Ning Co. Ltd.	49,500	401,526
lululemon athletica, Inc.(2)	2,711	841,793
LVMH Moet Hennessy Louis Vuitton SE	715	496,463
NIKE, Inc., Class B	2,486	285,691
Puma SE	3,991	269,487
		2,987,942
Thrifts and Mortgage Finance†
Capitol Federal Financial, Inc.	20,946	200,872
Trading Companies and Distributors — 0.4%
AddTech AB, B Shares	3,502	59,950
Ashtead Group PLC	5,602	315,335
Beacon Roofing Supply, Inc.(2)	4,942	296,619
Diploma PLC	1,971	66,191
Finning International, Inc.	1,907	41,698
H&E Equipment Services, Inc.	4,095	146,396
MonotaRO Co. Ltd.	15,000	267,830
MSC Industrial Direct Co., Inc., Class A	10,755	889,008
NOW, Inc.(2)	8,948	98,965
RS GROUP PLC	5,389	68,034
Yamazen Corp.	6,700	50,658
		2,300,684
Transportation Infrastructure†
Japan Airport Terminal Co. Ltd.(2)	1,500	58,798
SATS Ltd.(2)	27,100	78,125
		136,923
Water Utilities†
SJW Group	2,296	150,755
TOTAL COMMON STOCKS (Cost $164,286,678)		197,323,028
U.S. TREASURY SECURITIES — 5.2%
U.S. Treasury Bonds, 2.375%, 2/15/42(5)	$5,000,000	4,356,250
U.S. Treasury Bonds, 3.00%, 5/15/42	250,000	241,016
U.S. Treasury Bonds, 3.75%, 11/15/43	40,000	42,827
U.S. Treasury Bonds, 3.125%, 8/15/44	350,000	339,240
U.S. Treasury Bonds, 3.00%, 5/15/45	100,000	94,797
U.S. Treasury Bonds, 3.00%, 11/15/45	50,000	47,522
24

		Shares/ Principal Amount	Value
U.S. Treasury Inflation Indexed Bonds, 2.375%, 1/15/25		$775,335	$824,113
U.S. Treasury Inflation Indexed Bonds, 2.375%, 1/15/27		289,884	321,606
U.S. Treasury Inflation Indexed Bonds, 2.50%, 1/15/29		2,927,053	3,384,447
U.S. Treasury Inflation Indexed Bonds, 2.125%, 2/15/40		486,846	604,458
U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/42		853,756	841,920
U.S. Treasury Inflation Indexed Bonds, 0.625%, 2/15/43		394,115	375,808
U.S. Treasury Inflation Indexed Bonds, 1.375%, 2/15/44		1,442,296	1,586,521
U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/45		1,452,286	1,405,853
U.S. Treasury Inflation Indexed Bonds, 0.875%, 2/15/47		484,348	481,258
U.S. Treasury Inflation Indexed Bonds, 0.125%, 2/15/51		617,485	514,272
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/25		2,093,479	2,110,186
U.S. Treasury Inflation Indexed Notes, 0.625%, 1/15/26		1,476,168	1,516,129
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/26		3,343,710	3,371,428
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/27		2,344,819	2,368,921
U.S. Treasury Inflation Indexed Notes, 0.875%, 1/15/29		405,160	426,410
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/32		1,613,309	1,610,999
U.S. Treasury Notes, 2.25%, 8/15/27		200,000	195,484
U.S. Treasury Notes, 1.50%, 11/30/28(5)		6,900,000	6,406,488
TOTAL U.S. TREASURY SECURITIES (Cost $34,367,883)			33,467,953
SOVEREIGN GOVERNMENTS AND AGENCIES — 2.7%
Australia†
Australia Government Bond, 3.00%, 3/21/47	AUD	120,000	77,762
New South Wales Treasury Corp., 3.00%, 3/20/28	AUD	110,000	75,823
			153,585
Austria†
Republic of Austria Government Bond, 0.75%, 10/20/26(6)	EUR	41,000	42,134
Republic of Austria Government Bond, 4.15%, 3/15/37(6)	EUR	29,000	39,233
			81,367
Belgium†
Kingdom of Belgium Government Bond, 4.25%, 3/28/41(6)	EUR	27,000	37,273
Canada — 0.2%
Canadian Government Bond, 0.25%, 3/1/26	CAD	850,000	608,319
Province of British Columbia Canada, 2.85%, 6/18/25	CAD	201,000	155,878
Province of Quebec Canada, 3.00%, 9/1/23	CAD	215,000	167,494
Province of Quebec Canada, 5.75%, 12/1/36	CAD	108,000	103,919
Province of Quebec Canada, 3.50%, 12/1/48	CAD	20,000	14,960
			1,050,570
China — 1.9%
China Government Bond, 2.64%, 8/13/22	CNY	63,500,000	9,430,033
China Government Bond, 2.88%, 11/5/23	CNY	19,000,000	2,851,015
China Government Bond, 3.25%, 6/6/26	CNY	400,000	61,204
China Government Bond, 3.29%, 5/23/29	CNY	300,000	46,217
			12,388,469
Czech Republic†
Czech Republic Government Bond, 4.70%, 9/12/22	CZK	610,000	25,291
Denmark†
Denmark Government Bond, 0.50%, 11/15/27	DKK	245,000	33,069
Denmark Government Bond, 4.50%, 11/15/39	DKK	62,000	12,496
			45,565
25

		Shares/ Principal Amount	Value
Finland — 0.1%
Finland Government Bond, 4.00%, 7/4/25(6)	EUR	58,000	$65,382
Finland Government Bond, 0.125%, 4/15/36(6)	EUR	350,000	294,724
			360,106
France — 0.2%
French Republic Government Bond OAT, 0.00%, 11/25/31(7)	EUR	1,050,000	958,224
Germany†
Bundesrepublik Deutschland Bundesanleihe, 0.00%, 8/15/52(7)	EUR	40,000	29,706
Ireland†
Ireland Government Bond, 3.40%, 3/18/24	EUR	74,000	79,409
Italy — 0.1%
Italy Buoni Poliennali Del Tesoro, 1.50%, 6/1/25	EUR	35,000	35,560
Italy Buoni Poliennali Del Tesoro, 2.00%, 12/1/25	EUR	223,000	229,029
			264,589
Malaysia†
Malaysia Government Bond, 3.96%, 9/15/25	MYR	250,000	56,810
Mexico†
Mexico Government International Bond, 4.15%, 3/28/27		$200,000	201,203
Netherlands†
Netherlands Government Bond, 0.50%, 7/15/26(6)	EUR	100,000	101,897
Netherlands Government Bond, 2.75%, 1/15/47(6)	EUR	27,000	35,670
			137,567
Norway†
Norway Government Bond, 2.00%, 5/24/23(6)	NOK	85,000	8,764
Norway Government Bond, 1.75%, 2/17/27(6)	NOK	510,000	50,685
			59,449
Peru†
Peruvian Government International Bond, 5.625%, 11/18/50		$60,000	65,809
Poland†
Republic of Poland Government Bond, 4.00%, 10/25/23	PLN	215,000	44,990
Singapore†
Singapore Government Bond, 3.125%, 9/1/22	SGD	90,000	65,185
Switzerland†
Swiss Confederation Government Bond, 1.25%, 5/28/26	CHF	147,000	161,897
Swiss Confederation Government Bond, 2.50%, 3/8/36	CHF	3,000	3,932
			165,829
Thailand†
Thailand Government Bond, 3.625%, 6/16/23	THB	1,150,000	31,890
Thailand Government Bond, 3.85%, 12/12/25	THB	3,200,000	91,957
			123,847
United Kingdom — 0.2%
United Kingdom Gilt, 0.125%, 1/30/26	GBP	1,100,000	1,272,699
Uruguay†
Uruguay Government International Bond, 4.125%, 11/20/45		$30,000	29,587
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $18,776,792)			17,697,129
CORPORATE BONDS — 1.6%
Aerospace and Defense — 0.1%
Boeing Co., 5.81%, 5/1/50		50,000	49,787
26

		Shares/ Principal Amount	Value
TransDigm, Inc., 6.375%, 6/15/26		$50,000	$49,806
TransDigm, Inc., 4.625%, 1/15/29		190,000	171,222
			270,815
Airlines — 0.1%
American Airlines, Inc. / AAdvantage Loyalty IP Ltd., 5.50%, 4/20/26(6)		198,077	195,080
United Airlines Holdings, Inc., 5.00%, 2/1/24		140,000	137,626
			332,706
Auto Components†
ZF North America Capital, Inc., 4.75%, 4/29/25(6)		110,000	104,841
Automobiles — 0.1%
Ford Motor Credit Co. LLC, 3.625%, 6/17/31		370,000	314,678
General Motors Co., 5.15%, 4/1/38		120,000	108,247
			422,925
Banks — 0.4%
Akbank T.A.S., 5.00%, 10/24/22		70,000	69,688
Avi Funding Co. Ltd., 3.80%, 9/16/25(6)		143,000	143,450
Banco Santander SA, 2.50%, 3/18/25	EUR	100,000	103,148
Bank of America Corp., 2.30%, 7/25/25	GBP	100,000	118,904
CaixaBank SA, VRN, 2.75%, 7/14/28	EUR	100,000	101,248
CaixaBank SA, VRN, 2.25%, 4/17/30	EUR	100,000	97,064
Commerzbank AG, 4.00%, 3/23/26	EUR	150,000	156,358
Credit Agricole SA, 7.375%, 12/18/23	GBP	50,000	63,681
European Financial Stability Facility, 2.125%, 2/19/24	EUR	93,000	97,040
European Financial Stability Facility, 0.40%, 5/31/26	EUR	200,000	199,683
European Union, 0.00%, 7/4/31(7)	EUR	1,450,000	1,303,969
ING Groep NV, 2.125%, 1/10/26	EUR	200,000	205,915
Lloyds Bank PLC, 7.625%, 4/22/25	GBP	20,000	26,660
			2,686,808
Biotechnology†
AbbVie, Inc., 4.40%, 11/6/42		$280,000	268,778
Chemicals†
Equate Petrochemical BV, 4.25%, 11/3/26(6)		46,000	45,494
Olin Corp., 5.125%, 9/15/27		70,000	67,440
			112,934
Containers and Packaging†
Ball Corp., 5.25%, 7/1/25		35,000	35,475
Mauser Packaging Solutions Holding Co., 5.50%, 4/15/24(6)		40,000	39,612
Sealed Air Corp., 5.125%, 12/1/24(6)		105,000	106,432
			181,519
Diversified Financial Services†
Allen C Stonecipher Life Insurance Trust, VRDN, 2.44%, 8/5/22 (LOC: FHLB)		5,000	5,000
Diversified Telecommunication Services — 0.1%
AT&T, Inc., 4.90%, 8/15/37		59,000	60,571
Level 3 Financing, Inc., 4.625%, 9/15/27(6)		136,000	124,643
Turk Telekomunikasyon AS, 4.875%, 6/19/24(6)		115,000	99,492
			284,706
Electric Utilities†
Duke Energy Florida LLC, 3.85%, 11/15/42		40,000	36,186
Duke Energy Progress LLC, 4.15%, 12/1/44		40,000	37,720
27

	Shares/ Principal Amount	Value
Exelon Corp., 4.45%, 4/15/46	$20,000	$18,818
Israel Electric Corp. Ltd., 6.875%, 6/21/23(6)	57,000	58,403
MidAmerican Energy Co., 4.40%, 10/15/44	60,000	58,973
		210,100
Equity Real Estate Investment Trusts (REITs) — 0.1%
EPR Properties, 4.95%, 4/15/28	292,000	272,808
VICI Properties LP / VICI Note Co., Inc., 5.625%, 5/1/24(6)	90,000	90,154
		362,962
Health Care Providers and Services — 0.1%
CVS Health Corp., 4.78%, 3/25/38	40,000	40,101
DaVita, Inc., 4.625%, 6/1/30(6)	270,000	221,916
Kaiser Foundation Hospitals, 3.00%, 6/1/51	70,000	53,857
		315,874
Hotels, Restaurants and Leisure — 0.2%
Caesars Entertainment, Inc., 4.625%, 10/15/29(6)	110,000	93,516
MGM Resorts International, 6.00%, 3/15/23	135,000	136,332
MGM Resorts International, 4.625%, 9/1/26	39,000	36,328
Penn National Gaming, Inc., 5.625%, 1/15/27(6)	175,000	162,830
Penn National Gaming, Inc., 4.125%, 7/1/29(6)	43,000	35,839
Station Casinos LLC, 4.625%, 12/1/31(6)	530,000	463,202
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.25%, 5/15/27(6)	200,000	185,988
		1,114,035
Household Durables — 0.1%
KB Home, 4.80%, 11/15/29	253,000	227,966
Meritage Homes Corp., 5.125%, 6/6/27	190,000	186,290
Tempur Sealy International, Inc., 3.875%, 10/15/31(6)	136,000	110,500
		524,756
Interactive Media and Services†
Tencent Holdings Ltd., 3.80%, 2/11/25(6)	86,000	85,670
Media†
Charter Communications Operating LLC / Charter Communications Operating Capital, 5.125%, 7/1/49	85,000	73,406
DISH DBS Corp., 7.75%, 7/1/26	165,000	137,410
		210,816
Metals and Mining — 0.1%
Alcoa Nederland Holding BV, 4.125%, 3/31/29(6)	200,000	188,413
ATI, Inc., 4.875%, 10/1/29	240,000	205,659
Cleveland-Cliffs, Inc., 4.625%, 3/1/29(6)	235,000	219,679
Freeport-McMoRan, Inc., 5.40%, 11/14/34	215,000	214,816
Teck Resources Ltd., 6.25%, 7/15/41	60,000	61,402
		889,969
Mortgage Real Estate Investment Trusts (REITs)†
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp., 4.75%, 6/15/29(6)	204,000	174,424
Multi-Utilities†
Dominion Energy, Inc., 4.90%, 8/1/41	30,000	30,033
Oil, Gas and Consumable Fuels — 0.1%
Antero Resources Corp., 7.625%, 2/1/29(6)	111,000	117,124
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 5.75%, 4/1/25	90,000	88,746
Enterprise Products Operating LLC, 4.85%, 3/15/44	130,000	124,932
28

	Shares/ Principal Amount	Value
KazMunayGas National Co. JSC, 4.75%, 4/19/27	$300,000	$272,452
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39	60,000	64,066
MEG Energy Corp., 5.875%, 2/1/29(6)	120,000	114,190
Petroleos Mexicanos, 3.50%, 1/30/23	50,000	49,795
Petroleos Mexicanos, 6.50%, 3/13/27	60,000	54,332
Southwestern Energy Co., 5.95%, 1/23/25	21,000	21,282
		906,919
Road and Rail†
Burlington Northern Santa Fe LLC, 4.45%, 3/15/43	12,000	12,145
Burlington Northern Santa Fe LLC, 4.15%, 4/1/45	80,000	77,311
		89,456
Software†
NCR Corp., 5.125%, 4/15/29(6)	100,000	96,227
Wireless Telecommunication Services — 0.1%
C&W Senior Financing DAC, 6.875%, 9/15/27(6)	130,000	116,272
Millicom International Cellular SA, 5.125%, 1/15/28(6)	128,700	118,502
Sprint Corp., 7.875%, 9/15/23	70,000	72,669
Sprint Corp., 7.125%, 6/15/24	315,000	330,491
T-Mobile USA, Inc., 4.75%, 2/1/28	240,000	239,969
T-Mobile USA, Inc., 3.50%, 4/15/31	15,000	13,892
		891,795
TOTAL CORPORATE BONDS (Cost $11,547,663)		10,574,068
COLLATERALIZED LOAN OBLIGATIONS — 0.6%
Ares XL CLO Ltd., Series 2016-40A, Class CRR, VRN, 5.31%, (3-month LIBOR plus 2.80%), 1/15/29(6)	250,000	231,027
Ares XXXIV CLO Ltd., Series 2015-2A, Class BR2, VRN, 4.34%, (3-month LIBOR plus 1.60%), 4/17/33(6)	375,000	357,550
Ares XXXIX CLO Ltd., Series 2016-39A, Class CR2, VRN, 4.79%, (3-month LIBOR plus 2.05%), 4/18/31(6)	325,000	307,595
Cook Park CLO Ltd., Series 2018-1A, Class C, VRN, 4.49%, (3-month LIBOR plus 1.75%), 4/17/30(6)	250,000	236,005
Dewolf Park CLO Ltd., Series 2017-1A, Class CR, VRN, 4.36%, (3-month LIBOR plus 1.85%), 10/15/30(6)	200,000	191,217
Goldentree Loan Opportunities X Ltd., Series 2015-10A, Class AR, VRN, 3.83%, (3-month LIBOR plus 1.12%), 7/20/31(6)	175,000	171,694
KKR CLO Ltd., Series 2018, Class CR, VRN, 4.84%, (3-month LIBOR plus 2.10%), 7/18/30(6)	175,000	169,346
KKR CLO Ltd., Series 2022A, Class B, VRN, 4.31%, (3-month LIBOR plus 1.60%), 7/20/31(6)	300,000	288,166
Magnetite VIII Ltd., Series 2014-8A, Class BR2, VRN, 4.01%, (3-month LIBOR plus 1.50%), 4/15/31(6)	300,000	288,586
Magnetite XXV Ltd., Series 2020-25A, Class C, VRN, 4.88%, (3-month LIBOR plus 2.10%), 1/25/32(6)	300,000	288,084
Marathon CLO Ltd., Series 2021-17A, Class B1, VRN, 5.39%, (3-month LIBOR plus 2.68%), 1/20/35(6)	200,000	190,126
MF1 Ltd., Series 2021-FL7, Class AS, VRN, 3.61%, (1-month LIBOR plus 1.45%), 10/16/36(6)	398,000	378,202
Palmer Square Loan Funding Ltd., Series 2022-1A, Class B, VRN, 4.33%, (3-month SOFR plus 2.00%), 4/15/30(6)	175,000	167,251
Rockford Tower CLO Ltd., Series 2020-1A, Class C, VRN, 5.06%, (3-month LIBOR plus 2.35%), 1/20/32(6)	250,000	241,157
Symphony CLO XXII Ltd., Series 2020-22A, Class B, VRN, 4.44%, (3-month LIBOR plus 1.70%), 4/18/33(6)	500,000	478,589
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $4,162,836)		3,984,595
29

	Shares/ Principal Amount	Value
ASSET-BACKED SECURITIES — 0.3%
Blackbird Capital Aircraft, Series 2021-1A, Class A SEQ, 2.44%, 7/15/46(6)	$223,976	$194,262
BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A, Class A SEQ, 2.94%, 5/25/29(6)	40,119	39,190
FirstKey Homes Trust, Series 2020-SFR1, Class C, 1.94%, 8/17/37(6)	300,000	281,342
FirstKey Homes Trust, Series 2020-SFR2, Class E, 2.67%, 10/19/37(6)	500,000	461,586
Lunar Aircarft Ltd., Series 2020-1A, Class A SEQ, 3.38%, 2/15/45(6)	362,031	311,965
MAPS Trust, Series 2021-1A, Class A SEQ, 2.52%, 6/15/46(6)	687,525	604,962
VSE VOI Mortgage LLC, Series 2018-A, Class B, 3.72%, 2/20/36(6)	111,777	109,414
TOTAL ASSET-BACKED SECURITIES (Cost $2,235,230)		2,002,721
PREFERRED STOCKS — 0.3%
Automobiles — 0.1%
Volkswagen International Finance NV, 3.875%	300,000	272,855
Diversified Telecommunication Services — 0.1%
Telefonica Europe BV, 3.00%	300,000	300,368
Electric Utilities†
Electricite de France SA, 3.375%	200,000	163,920
Enel SpA, 2.25%	100,000	87,870
		251,790
Insurance — 0.1%
Allianz SE, 2.625%	200,000	161,995
Allianz SE, 4.75%	100,000	105,049
Assicurazioni Generali SpA, 4.60%	100,000	103,666
Intesa Sanpaolo Vita SpA, 4.75%	100,000	102,961
		473,671
Oil, Gas and Consumable Fuels†
Eni SpA, 3.375%	200,000	171,949
Trading Companies and Distributors†
Aircastle Ltd., 5.25%(6)	285,000	228,637
TOTAL PREFERRED STOCKS (Cost $2,289,477)		1,699,270
COLLATERALIZED MORTGAGE OBLIGATIONS — 0.2%
Private Sponsor Collateralized Mortgage Obligations — 0.1%
ABN Amro Mortgage Corp., Series 2003-4, Class A4, 5.50%, 3/25/33	$2,650	2,486
Adjustable Rate Mortgage Trust, Series 2004-4, Class 4A1, VRN, 2.86%, 3/25/35	8,791	8,755
Banc of America Mortgage Trust, Series 2004-E, Class 2A6 SEQ, VRN, 3.59%, 6/25/34	28,457	27,753
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A5, VRN, 2.48%, 8/25/34	26,734	26,293
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA4, Class A1, VRN, 2.58%, 10/25/34	17,214	17,244
GSR Mortgage Loan Trust, Series 2004-5, Class 3A3, VRN, 2.78%, 5/25/34	20,156	19,117
GSR Mortgage Loan Trust, Series 2004-7, Class 3A1, VRN, 3.09%, 6/25/34	8,213	7,542
30

	Shares/ Principal Amount	Value
GSR Mortgage Loan Trust, Series 2005-AR1, Class 3A1, VRN, 2.77%, 1/25/35	$16,342	$16,092
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7, VRN, 3.43%, 11/21/34	37,801	36,234
Merrill Lynch Mortgage Investors Trust, Series 2005-3, Class 2A, VRN, 2.89%, 11/25/35	15,028	14,395
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A1, VRN, 2.78%, 2/25/35	13,920	13,346
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A2, VRN, 2.78%, 2/25/35	5,568	5,346
Radnor RE Ltd., Series 2021-1, Class M1B, VRN, 3.21%, (30-day average SOFR plus 1.70%), 12/27/33(6)	550,000	537,075
Sofi Mortgage Trust, Series 2016-1A, Class 1A4 SEQ, VRN, 3.00%, 11/25/46(6)	9,321	8,954
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-8, Class 2A1, VRN, 3.64%, 7/25/34	9,194	9,062
Triangle Re Ltd., Series 2021-2, Class M1A, VRN, 4.31%, (1-month LIBOR plus 2.05%), 10/25/33(6)	62,390	62,203
WaMu Mortgage Pass-Through Certificates, Series 2003-S11, Class 3A5, 5.95%, 11/25/33	11,903	12,036
		823,933
U.S. Government Agency Collateralized Mortgage Obligations — 0.1%
FHLMC, Series 5123, Class HI, IO, 5.00%, 1/25/42	150,750	27,467
FNMA, Series 2014-C02, Class 2M2, VRN, 4.86%, (1-month LIBOR plus 2.60%), 5/25/24	117,602	118,031
FNMA, Series 2015-C04, Class 1M2, VRN, 7.96%, (1-month LIBOR plus 5.70%), 4/25/28	94,008	98,465
		243,963
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $1,070,208)		1,067,896
MUNICIPAL SECURITIES — 0.1%
Bay Area Toll Authority Rev., 6.92%, 4/1/40	100,000	126,552
Metropolitan Transportation Authority Rev., 6.69%, 11/15/40	15,000	17,644
Metropolitan Transportation Authority Rev., 6.81%, 11/15/40	10,000	11,990
New Jersey Turnpike Authority Rev., 7.41%, 1/1/40	40,000	54,236
New Jersey Turnpike Authority Rev., 7.10%, 1/1/41	30,000	39,537
New York City GO, 6.27%, 12/1/37	5,000	6,005
Ohio Water Development Authority Water Pollution Control Loan Fund Rev., 4.88%, 12/1/34	80,000	85,141
Port Authority of New York & New Jersey Rev., 4.93%, 10/1/51	35,000	38,501
Regents of the University of California Medical Center Pooled Rev., 3.26%, 5/15/60	100,000	76,608
Rutgers The State University of New Jersey Rev., 5.67%, 5/1/40	90,000	103,210
Sacramento Municipal Utility District Rev., 6.16%, 5/15/36	140,000	166,269
San Francisco Public Utilities Commission Water Rev., 6.00%, 11/1/40	10,000	11,497
State of California GO, 4.60%, 4/1/38	30,000	30,738
State of California GO, 7.55%, 4/1/39	20,000	27,598
State of California GO, 7.30%, 10/1/39	25,000	32,754
State of California GO, 7.60%, 11/1/40	40,000	55,691
State of Washington GO, 5.14%, 8/1/40	20,000	22,761
TOTAL MUNICIPAL SECURITIES (Cost $821,518)		906,732
31

	Shares/ Principal Amount	Value
EXCHANGE-TRADED FUNDS — 0.1%
iShares Core S&P 500 ETF	533	$220,811
iShares MSCI EAFE Value ETF	11,013	488,206
TOTAL EXCHANGE-TRADED FUNDS (Cost $742,760)		709,017
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 0.1%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities†
FHLMC, VRN, 2.72%, (12-month LIBOR plus 1.87%), 7/1/36	$10,613	10,905
FHLMC, VRN, 2.20%, (1-year H15T1Y plus 2.14%), 10/1/36	14,183	14,686
FHLMC, VRN, 2.58%, (1-year H15T1Y plus 2.26%), 4/1/37	18,831	19,415
FHLMC, VRN, 2.99%, (12-month LIBOR plus 1.88%), 7/1/41	10,993	11,357
FNMA, VRN, 3.18%, (6-month LIBOR plus 1.57%), 6/1/35	13,808	14,174
FNMA, VRN, 3.29%, (6-month LIBOR plus 1.57%), 6/1/35	10,767	11,054
FNMA, VRN, 2.38%, (6-month LIBOR plus 1.54%), 9/1/35	3,621	3,710
FNMA, VRN, 2.60%, (1-year H15T1Y plus 2.16%), 3/1/38	19,365	20,036
		105,337
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 0.1%
FNMA, 3.50%, 3/1/34	25,700	26,063
GNMA, 7.50%, 10/15/25	475	479
GNMA, 6.00%, 3/15/26	1,626	1,710
GNMA, 7.00%, 12/15/27	1,847	1,850
GNMA, 7.00%, 5/15/31	4,785	5,191
GNMA, 5.50%, 11/15/32	7,154	7,766
GNMA, 6.50%, 10/15/38	127,779	143,460
GNMA, 4.50%, 6/15/41	116,178	122,364
		308,883
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $400,758)		414,220
SHORT-TERM INVESTMENTS — 3.9%
Certificates of Deposit — 0.2%
Credit Agricole Corporate and Investment Bank, 2.31%, 8/1/22 (LOC: Credit Agricole SA)(6)	595,000	595,000
Svenska Handelsbanken AB, VRN, 2.06%, (SOFR plus 0.53%), 5/19/23(6)	800,000	799,019
		1,394,019
Commercial Paper(8) — 1.4%
Australia & New Zealand Banking Group Ltd., 1.76%, 9/19/22(6)	2,350,000	2,341,653
BNP Paribas SA, VRN, 2.69%, (SOFR plus 0.41%), 12/13/22	1,200,000	1,200,000
Canadian Imperial Bank of Commerce, 0.22%, 11/4/22(6)	570,000	565,797
Svenska Handelsbanken AB, 0.35%, 11/1/22(6)	1,070,000	1,062,568
Toyota Credit Canada, Inc., 1.24%, 8/19/22(6)	1,000,000	998,817
UBS AG, VRN, 2.69%, (SOFR plus 0.65%), 6/29/23(6)	700,000	700,000
Washington Morgan Capital Co. LLC, 2.65%, 10/27/22 (LOC: Goldman Sachs & Co.)(6)	2,000,000	1,985,375
		8,854,210
Money Market Funds — 2.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class	12,924,951	12,924,951
32

	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio(9)	1,808,776	$1,808,776
		14,733,727
TOTAL SHORT-TERM INVESTMENTS (Cost $24,999,208)		24,981,956
TOTAL INVESTMENT SECURITIES — 100.1% (Cost $580,086,205)		650,814,309
OTHER ASSETS AND LIABILITIES — (0.1)%		(429,806)
TOTAL NET ASSETS — 100.0%		$650,384,503

33

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	183,595	AUD	254,669	Credit Suisse AG	9/14/22	$5,537
CAD	20,264	USD	15,681	Goldman Sachs & Co.	9/29/22	140
CAD	28,166	USD	21,885	Goldman Sachs & Co.	9/29/22	105
CAD	18,169	USD	14,005	Goldman Sachs & Co.	9/29/22	181
CAD	17,663	USD	13,613	Goldman Sachs & Co.	9/29/22	178
CAD	8,547	USD	6,520	Goldman Sachs & Co.	9/29/22	153
CAD	23,261	USD	17,840	Goldman Sachs & Co.	9/29/22	320
USD	1,158,755	CAD	1,458,050	UBS AG	9/14/22	20,275
USD	18,647	CAD	24,043	Goldman Sachs & Co.	9/29/22	(125)
USD	504,071	CAD	655,748	Goldman Sachs & Co.	9/29/22	(7,905)
USD	22,392	CAD	29,099	Goldman Sachs & Co.	9/29/22	(328)
USD	60,572	CAD	78,535	Goldman Sachs & Co.	9/29/22	(744)
USD	17,198	CAD	22,160	Goldman Sachs & Co.	9/29/22	(104)
USD	67,345	CAD	86,778	Goldman Sachs & Co.	9/29/22	(407)
USD	33,398	CAD	43,025	Goldman Sachs & Co.	9/29/22	(193)
USD	23,478	CAD	30,243	Goldman Sachs & Co.	9/29/22	(134)
USD	74,757	CAD	96,296	Goldman Sachs & Co.	9/29/22	(426)
USD	4,208	CAD	5,415	Goldman Sachs & Co.	9/29/22	(20)
USD	4,673	CAD	6,094	Goldman Sachs & Co.	9/29/22	(86)
USD	27,447	CAD	35,543	Goldman Sachs & Co.	9/29/22	(303)
USD	20,076	CAD	25,879	Goldman Sachs & Co.	9/29/22	(129)
USD	18,981	CAD	24,467	Goldman Sachs & Co.	9/29/22	(122)
USD	22,786	CAD	29,174	Goldman Sachs & Co.	9/29/22	9
USD	6,135	CAD	7,855	Goldman Sachs & Co.	9/29/22	2
USD	37,895	CAD	48,800	Morgan Stanley	9/29/22	(206)
USD	24,299	CAD	31,291	Morgan Stanley	9/29/22	(132)
USD	169,353	CHF	163,429	Morgan Stanley	9/14/22	(2,886)
USD	12,576,403	CNY	83,922,338	Morgan Stanley	9/14/22	135,936
EUR	65,621	USD	69,019	JPMorgan Chase Bank N.A.	9/30/22	(1,673)
EUR	7,138	USD	7,475	JPMorgan Chase Bank N.A.	9/30/22	(149)
EUR	10,330	USD	10,638	JPMorgan Chase Bank N.A.	9/30/22	(37)
EUR	9,343	USD	9,574	JPMorgan Chase Bank N.A.	9/30/22	14
EUR	61,186	USD	62,002	JPMorgan Chase Bank N.A.	9/30/22	792
USD	6,516,769	EUR	6,062,951	JPMorgan Chase Bank N.A.	9/14/22	301,576
USD	59,351	EUR	57,796	JPMorgan Chase Bank N.A.	9/30/22	36
USD	7,900	EUR	7,726	JPMorgan Chase Bank N.A.	9/30/22	(29)
USD	2,355,858	EUR	2,228,015	JPMorgan Chase Bank N.A.	9/30/22	69,286
USD	270,629	EUR	255,943	JPMorgan Chase Bank N.A.	9/30/22	7,959
USD	8,766	EUR	8,227	JPMorgan Chase Bank N.A.	9/30/22	322
USD	60,108	EUR	56,668	JPMorgan Chase Bank N.A.	9/30/22	1,951
USD	5,359	EUR	5,249	JPMorgan Chase Bank N.A.	9/30/22	(27)
USD	8,280	EUR	8,104	JPMorgan Chase Bank N.A.	9/30/22	(37)
USD	62,142	EUR	61,393	JPMorgan Chase Bank N.A.	9/30/22	(864)
USD	10,543	EUR	10,330	JPMorgan Chase Bank N.A.	9/30/22	(58)
USD	91,014	EUR	89,095	JPMorgan Chase Bank N.A.	9/30/22	(422)
USD	8,322	EUR	8,146	JPMorgan Chase Bank N.A.	9/30/22	(39)
USD	7,047	EUR	6,886	JPMorgan Chase Bank N.A.	9/30/22	(21)
USD	11,128	EUR	10,833	JPMorgan Chase Bank N.A.	9/30/22	10
USD	72,965	EUR	71,359	JPMorgan Chase Bank N.A.	9/30/22	(270)
GBP	13,528	USD	16,625	Bank of America N.A.	9/30/22	(127)
34

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	19,673	USD	23,731	Bank of America N.A.	9/30/22	$259
GBP	11,840	USD	14,158	Bank of America N.A.	9/30/22	281
GBP	9,756	USD	11,590	Bank of America N.A.	9/30/22	306
GBP	20,732	USD	25,020	Bank of America N.A.	9/30/22	262
GBP	8,838	USD	10,643	Bank of America N.A.	9/30/22	134
USD	1,584,687	GBP	1,263,071	Bank of America N.A.	9/14/22	45,012
USD	493,483	GBP	401,683	Bank of America N.A.	9/30/22	3,653
USD	15,067	GBP	12,330	Bank of America N.A.	9/30/22	31
USD	12,639	GBP	10,401	Bank of America N.A.	9/30/22	(45)
USD	14,046	GBP	11,667	Bank of America N.A.	9/30/22	(181)
USD	12,242	GBP	10,170	Bank of America N.A.	9/30/22	(160)
USD	11,955	GBP	9,990	Bank of America N.A.	9/30/22	(228)
JPY	292,951,068	USD	2,191,173	Bank of America N.A.	9/14/22	12,821
JPY	595,000	USD	4,405	Bank of America N.A.	9/30/22	78
JPY	816,000	USD	6,039	Bank of America N.A.	9/30/22	109
JPY	1,290,300	USD	9,347	Bank of America N.A.	9/30/22	374
USD	2,302,523	JPY	302,339,998	Bank of America N.A.	9/14/22	27,892
USD	130,771	JPY	17,544,000	Bank of America N.A.	9/30/22	(1,397)
USD	6,241	JPY	843,200	Bank of America N.A.	9/30/22	(111)
USD	3,315	JPY	455,600	Bank of America N.A.	9/30/22	(117)
MXN	2,290,000	USD	115,093	Goldman Sachs & Co.	9/14/22	(3,641)
USD	118,470	MXN	2,366,833	Goldman Sachs & Co.	9/14/22	3,278
USD	59,445	MYR	261,247	Goldman Sachs & Co.	9/14/22	782
NOK	66,769	USD	6,496	UBS AG	9/30/22	421
NOK	72,021	USD	7,154	UBS AG	9/30/22	307
NOK	188,624	USD	18,926	UBS AG	9/30/22	614
NOK	83,681	USD	8,445	UBS AG	9/30/22	224
NOK	52,452	USD	5,299	UBS AG	9/30/22	135
NOK	57,895	USD	5,885	UBS AG	9/30/22	113
USD	239,093	NOK	2,379,848	UBS AG	9/30/22	(7,441)
USD	8,740	NOK	85,726	UBS AG	9/30/22	(141)
USD	12,667	NOK	127,949	UBS AG	9/30/22	(588)
USD	141,194	THB	4,850,729	Goldman Sachs & Co.	9/14/22	9,024
						$618,839

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
Korean Treasury 10-Year Bonds	3	September 2022	$267,185	$14,752
U.K. Gilt 10-Year Bonds	3	September 2022	431,759	434
U.S. Treasury 10-Year Notes	17	September 2022	2,059,391	2,553
U.S. Treasury 10-Year Ultra Notes	31	September 2022	4,068,750	46,550
U.S. Treasury 2-Year Notes	35	September 2022	7,366,133	(30,967)
U.S. Treasury 5-Year Notes	97	September 2022	11,031,476	161,233
U.S. Treasury Long Bonds	25	September 2022	3,600,000	118,701
			$28,824,694	$313,256
^Amount represents value and unrealized appreciation (depreciation).

35

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS
Reference Entity	Type‡	Fixed Rate Received (Paid) Quarterly	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value^
Markit CDX North America High Yield Index Series 38	Sell	5.00%	6/20/27	$3,564,000	$(116,644)	$179,163	$62,519
‡The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum potential amount may be partially offset by any recovery values of the reference entities and upfront payments received upon entering into the agreement.
^The value for credit default swap agreements serves as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity's credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

36

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
AUD	-	Australian Dollar
CAD	-	Canadian Dollar
CDX	-	Credit Derivatives Indexes
CHF	-	Swiss Franc
CNY	-	Chinese Yuan
CZK	-	Czech Koruna
DKK	-	Danish Krone
EUR	-	Euro
FHLB	-	Federal Home Loan Bank
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
GBP	-	British Pound
GNMA	-	Government National Mortgage Association
GO	-	General Obligation
H15T1Y	-	Constant Maturity U.S. Treasury Note Yield Curve Rate Index
IO	-	Interest Only
JPY	-	Japanese Yen
LIBOR	-	London Interbank Offered Rate
LOC	-	Letter of Credit
MXN	-	Mexican Peso
MYR	-	Malaysian Ringgit
NOK	-	Norwegian Krone
PLN	-	Polish Zloty
SEQ	-	Sequential Payer
SGD	-	Singapore Dollar
SOFR	-	Secured Overnight Financing Rate
THB	-	Thai Baht
USD	-	United States Dollar
VRDN	-	Variable Rate Demand Note. The instrument may be payable upon demand and adjusts periodically based upon the terms set forth in the security's offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The date of the demand feature is disclosed.
VRN	-	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
†Category is less than 0.05% of total net assets.
(1)Investments are funds within the American Century Investments family of funds and are considered affiliated funds.
(2)Non-income producing.
(3)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $2,354,472. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(4)Security may be subject to resale, redemption or transferability restrictions.
(5)Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward foreign currency exchange contracts, futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $892,984.
(6)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $20,060,069, which represented 3.1% of total net assets.
(7)Security is a zero-coupon bond. Zero-coupon securities may be issued at a substantial discount from their value at maturity.
(8)The rate indicated is the yield to maturity at purchase for non-interest bearing securities. For interest bearing securities, the stated coupon rate is shown.
37

(9)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $2,446,284, which includes securities collateral of $637,508.

See Notes to Financial Statements.
38

Statement of Assets and Liabilities

JULY 31, 2022
Assets
Investment securities - affiliated, at value (cost of $314,385,194)	$355,985,724
Investment securities - unaffiliated, at value (cost of $263,892,235) — including $2,354,472 of securities on loan	293,019,809
Investment made with cash collateral received for securities on loan, at value (cost of $1,808,776)	1,808,776
Total investment securities, at value (cost of $580,086,205)	650,814,309
Foreign currency holdings, at value (cost of $61,179)	56,022
Foreign deposits with broker for futures contracts, at value (cost of $20,153)	19,986
Receivable for investments sold	1,276,621
Receivable for capital shares sold	186,646
Receivable for variation margin on futures contracts	41,468
Receivable for variation margin on swap agreements	6,437
Unrealized appreciation on forward foreign currency exchange contracts	650,892
Dividends and interest receivable	1,009,005
Securities lending receivable	2,652
Other assets	26,184
654,090,222

Liabilities
Disbursements in excess of demand deposit cash	355,999
Payable for collateral received for forward foreign currency exchange contracts	90,000
Payable for collateral received for securities on loan	1,808,776
Payable for investments purchased	423,303
Payable for capital shares redeemed	622,939
Unrealized depreciation on forward foreign currency exchange contracts	32,053
Accrued management fees	265,873
Distribution and service fees payable	49,236
Accrued other expenses	57,540
3,705,719

Net Assets	$650,384,503

Net Assets Consist of:
Capital (par value and paid-in surplus)	$556,339,386
Distributable earnings	94,045,117
$650,384,503

	Net Assets	Shares Outstanding	Net Asset Value Per Share*
Investor Class, $0.01 Par Value	$250,890,567	34,856,879	$7.20
I Class, $0.01 Par Value	$60,933,505	8,545,880	$7.13
A Class, $0.01 Par Value	$144,188,343	19,806,665	$7.28
C Class, $0.01 Par Value	$16,652,287	2,379,323	$7.00
R Class, $0.01 Par Value	$15,518,329	2,135,807	$7.27
R5 Class, $0.01 Par Value	$15,543	2,179	$7.13
R6 Class, $0.01 Par Value	$162,185,929	22,823,245	$7.11
*Maximum offering price per share was equal to the net asset value per share for all share classes, except Class A, for which the maximum offering price per share was $7.72 (net asset value divided by 0.9425). A contingent deferred sales charge may be imposed on redemptions of Class A and Class C.

See Notes to Financial Statements.
39

Statement of Operations

YEAR ENDED JULY 31, 2022
Investment Income (Loss)
Income:
Income distributions from affiliated funds	$8,457,164
Dividends (net of foreign taxes withheld of $158,532)	4,449,530
Interest (net of foreign taxes withheld of $1,941)	3,593,701
Securities lending, net	16,208
16,516,603

Expenses:
Management fees	7,675,622
Distribution and service fees:
A Class	407,288
C Class	199,277
R Class	86,420
Directors' fees and expenses	18,336
Other expenses	95,022
8,481,965
Fees waived(1)	(3,964,066)
4,517,899

Net investment income (loss)	11,998,704

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (including $16,618,139 from affiliated funds and net of foreign tax expenses paid (refunded) of $780)	45,405,402
Forward foreign currency exchange contract transactions	2,145,255
Futures contract transactions	(303,673)
Swap agreement transactions	340,729
Foreign currency translation transactions	(57,264)
Capital gain distributions received from affiliated funds	100,507
47,630,956

Change in net unrealized appreciation (depreciation) on:
Investments (including $(68,402,871) from affiliated funds and (increase) decrease in accrued foreign taxes of $1,122)	(137,882,821)
Forward foreign currency exchange contracts	385,611
Futures contracts	287,736
Swap agreements	(269,437)
Translation of assets and liabilities in foreign currencies	(45,656)
(137,524,567)

Net realized and unrealized gain (loss)	(89,893,611)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(77,894,907)
(1)Amount consists of $1,538,244, $298,862, $876,943, $107,246, $93,037, $84, $1,049,650 for Investor Class, I Class, A Class, C Class, R Class, R5 Class and R6 Class, respectively.

See Notes to Financial Statements.
40

Statement of Changes in Net Assets

YEARS ENDED JULY 31, 2022 AND JULY 31, 2021
Increase (Decrease) in Net Assets	July 31, 2022	July 31, 2021
Operations
Net investment income (loss)	$11,998,704	$7,725,016
Net realized gain (loss)	47,630,956	67,658,362
Change in net unrealized appreciation (depreciation)	(137,524,567)	130,198,616
Net increase (decrease) in net assets resulting from operations	(77,894,907)	205,581,994

Distributions to Shareholders
From earnings:
Investor Class	(36,011,235)	(17,917,667)
I Class	(5,941,362)	(3,556,580)
A Class	(19,836,034)	(9,386,645)
C Class	(2,358,549)	(1,759,444)
R Class	(2,055,153)	(967,727)
R5 Class	(1,947)	(777)
R6 Class	(23,401,758)	(15,520,125)
Decrease in net assets from distributions	(89,606,038)	(49,108,965)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(41,427,439)	(12,970,944)

Net increase (decrease) in net assets	(208,928,384)	143,502,085

Net Assets
Beginning of period	859,312,887	715,810,802
End of period	$650,384,503	$859,312,887

See Notes to Financial Statements.
41

Notes to Financial Statements

JULY 31, 2022

1. Organization

American Century Strategic Asset Allocations, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Strategic Allocation: Aggressive Fund (the fund) is one fund in a series issued by the corporation. The fund may invest in varying combinations of other affiliated investment companies such as mutual funds and exchange-traded funds advised by American Century Investments (affiliated funds). The fund will assume the risks associated with the affiliated funds. The fund is an asset allocation fund and its investment objective is to seek the highest level of total return consistent with its asset mix.

The fund offers the Investor Class, I Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Collateralized loan obligations are valued based on discounted cash flow models that consider trade and economic data, prepayment assumptions and default projections. Commercial paper and certificates of deposit are valued using a curve-based approach that considers money market rates for specific instruments, programs, currencies and maturity points from a variety of active market makers. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

42

Hybrid securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Preferred stocks and convertible preferred stocks with perpetual maturities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Hybrid securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service. Investments initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Income and capital gain distributions, if any, from the affiliated funds are recorded as of the ex-dividend date. Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.
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Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

44

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of July 31, 2022.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$1,808,776	—	—	—	$1,808,776
Gross amount of recognized liabilities for securities lending transactions					$1,808,776
(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. ACIM serves as the investment advisor for the affiliated funds.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund's assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). The investment advisor will waive the portion of the fund's management fee equal to the expenses attributable to the management fees of the funds advised by American Century Investments in which the fund invests. The amount of this waiver will fluctuate depending on the fund's daily allocation to such funds. This waiver is expected to remain in effect permanently and it cannot be terminated without the approval of the Board of Directors. During the period ended July 31, 2022, the investment advisor agreed to waive an additional 0.37% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2023 and cannot terminate it prior to such date without the approval of the Board of Directors.

The management fee schedule range and the effective annual management fee before and after waiver for each class for the period ended July 31, 2022 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
		Before Waiver	After Waiver
Investor Class	0.90% to 1.15%	1.15%	0.61%
I Class	0.70% to 0.95%	0.95%	0.41%
A Class	0.90% to 1.15%	1.15%	0.61%
C Class	0.90% to 1.15%	1.15%	0.61%
R Class	0.90% to 1.15%	1.15%	0.61%
R5 Class	0.70% to 0.95%	0.95%	0.41%
R6 Class	0.55% to 0.80%	0.80%	0.26%

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Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended July 31, 2022 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $2,672,372 and $7,150,920, respectively. The effect of interfund transactions on the Statement of Operations was $902,365 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended July 31, 2022 totaled $255,940,348, of which $17,633,055 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended July 31, 2022 totaled $350,109,824, of which $27,803,464 represented U.S. Treasury and Government Agency obligations.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended July 31, 2022		Year ended July 31, 2021
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	550,000,000		550,000,000
Sold	2,192,573	$17,989,875	3,263,504	$27,478,027
Issued in reinvestment of distributions	4,266,590	35,199,368	2,162,944	17,450,952
Redeemed	(6,356,508)	(52,076,844)	(5,962,227)	(49,655,857)
	102,655	1,112,399	(535,779)	(4,726,878)
I Class/Shares Authorized	150,000,000		150,000,000
Sold	4,912,186	37,692,709	1,728,521	14,299,849
Issued in reinvestment of distributions	718,353	5,868,942	440,091	3,520,729
Redeemed	(3,234,459)	(26,172,277)	(2,253,030)	(18,424,221)
	2,396,080	17,389,374	(84,418)	(603,643)
A Class/Shares Authorized	325,000,000		325,000,000
Sold	1,788,632	14,489,820	2,538,820	21,425,145
Issued in reinvestment of distributions	2,310,732	19,317,722	1,114,860	9,108,015
Redeemed	(3,581,923)	(29,008,106)	(4,024,599)	(33,740,882)
	517,441	4,799,436	(370,919)	(3,207,722)
C Class/Shares Authorized	90,000,000		90,000,000
Sold	392,416	3,097,455	327,892	2,685,619
Issued in reinvestment of distributions	292,260	2,358,539	221,888	1,757,356
Redeemed	(938,543)	(7,504,053)	(1,951,339)	(15,933,146)
	(253,867)	(2,048,059)	(1,401,559)	(11,490,171)
R Class/Shares Authorized	50,000,000		50,000,000
Sold	227,076	1,836,368	284,266	2,416,172
Issued in reinvestment of distributions	244,500	2,044,022	117,211	956,064
Redeemed	(379,061)	(3,116,489)	(536,673)	(4,556,180)
	92,515	763,901	(135,196)	(1,183,944)
R5 Class/Shares Authorized	50,000,000		50,000,000
Sold	236	1,832	282	2,345
Issued in reinvestment of distributions	238	1,947	97	777
Redeemed	(3)	(23)	(49)	(391)
	471	3,756	330	2,731
R6 Class/Shares Authorized	455,000,000		455,000,000
Sold	3,896,466	31,939,930	3,954,740	33,471,186
Issued in reinvestment of distributions	2,878,445	23,401,758	1,947,318	15,520,125
Redeemed	(13,818,845)	(118,789,934)	(4,924,949)	(40,752,628)
	(7,043,934)	(63,448,246)	977,109	8,238,683
Net increase (decrease)	(4,188,639)	$(41,427,439)	(1,550,432)	$(12,970,944)

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6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Affiliated Funds	$355,985,724	—	—
Common Stocks	152,659,971	$44,663,057	—
U.S. Treasury Securities	—	33,467,953	—
Sovereign Governments and Agencies	—	17,697,129	—
Corporate Bonds	—	10,574,068	—
Collateralized Loan Obligations	—	3,984,595	—
Asset-Backed Securities	—	2,002,721	—
Preferred Stocks	—	1,699,270	—
Collateralized Mortgage Obligations	—	1,067,896	—
Municipal Securities	—	906,732	—
Exchange-Traded Funds	709,017	—	—
U.S. Government Agency Mortgage-Backed Securities	—	414,220	—
Short-Term Investments	14,733,727	10,248,229	—
	$524,088,439	$126,725,870	—
Other Financial Instruments
Futures Contracts	$329,037	$15,186	—
Swap Agreements	—	62,519	—
Forward Foreign Currency Exchange Contracts	—	650,892	—
	$329,037	$728,597	—

Liabilities
Other Financial Instruments
Futures Contracts	$30,967	—	—
Forward Foreign Currency Exchange Contracts	—	$32,053	—
	$30,967	$32,053	—

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7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $16,182,239.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $33,694,218.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to interest rate risk derivative instruments held during the period was $16,357,017 futures contracts purchased and $3,969,730 futures contracts sold.

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Value of Derivative Instruments as of July 31, 2022

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Receivable for variation margin on swap agreements*	$6,437	Payable for variation margin on swap agreements*	—
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	650,892	Unrealized depreciation on forward foreign currency exchange contracts	$32,053
Interest Rate Risk	Receivable for variation margin on futures contracts*	41,468	Payable for variation margin on futures contracts*	—
		$698,797		$32,053
*Included in the unrealized appreciation (depreciation) on futures contracts or centrally cleared swap agreements, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended July 31, 2022

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$340,729	Change in net unrealized appreciation (depreciation) on swap agreements	$(269,437)
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	2,145,255	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	385,611
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(303,673)	Change in net unrealized appreciation (depreciation) on futures contracts	287,736
		$2,182,311		$403,910

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.
There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.
The fund may invest in instruments that have variable or floating coupon rates based on the London Interbank Offered Rate (LIBOR). LIBOR is a benchmark interest rate intended to be representative of the rate at which certain major international banks lend to one another over short-terms. Financial institutions have started the process of phasing out LIBOR and the transition process to a replacement rate may lead to increased volatility or illiquidity in markets for instruments that rely on LIBOR. This could result in a change to the value of such instruments or a change in the cost of temporary borrowing for the fund.

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9. Federal Tax Information

The tax character of distributions paid during the years ended July 31, 2022 and July 31, 2021 were as follows:

	2022	2021
Distributions Paid From
Ordinary income	$30,094,483	$16,745,049
Long-term capital gains	$59,511,555	$32,363,916

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$583,112,833
Gross tax appreciation of investments	$93,135,142
Gross tax depreciation of investments	(25,433,666)
Net tax appreciation (depreciation) of investments	67,701,476
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	137,814
Net tax appreciation (depreciation)	$67,839,290
Other book-to-tax adjustments	$(31,889)
Undistributed ordinary income	$4,066,820
Accumulated long-term gains	$22,170,896

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

10. Investments in Affiliated Funds

The fund does not invest in an affiliated fund for the purpose of exercising management or control; however, investments by the fund within its investment strategy may represent a significant portion of an affiliated fund's net assets.
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11. Affiliated Fund Transactions

A summary of transactions for each affiliated fund for the period ended July 31, 2022 follows (amounts in thousands):

Affiliated Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Distributions Received(2)
American Century Diversified Corporate Bond ETF	$15,245	—	—	$(1,548)	$13,697	288	—	$271
American Century Emerging Markets Bond ETF	—	$6,661	—	(1,478)	5,183	133	—	251
American Century Focused Dynamic Growth ETF(3)	46,367	1,694	$2,962	(13,607)	31,492	526	$1,920	—
American Century Focused Large Cap Value ETF	61,896	2,471	18,998	(3,270)	42,099	715	1,457	1,943
American Century Multisector Income ETF	—	26,678	—	(2,820)	23,858	532	—	746
American Century Quality Diversified International ETF	33,428	2,370	—	(7,455)	28,343	691	—	931
American Century STOXX U.S. Quality Growth ETF	47,414	4,735	8,426	(10,763)	32,960	528	5,665	141
American Century STOXX U.S. Quality Value ETF	62,021	8,834	22,917	(4,917)	43,021	884	2,697	951
Avantis Emerging Markets Equity ETF	29,196	24,609	6,058	(9,182)	38,565	743	(697)	1,174
Avantis International Equity ETF	31,773	1,619	24	(5,236)	28,132	526	—	931
Avantis International Small Cap Value ETF	11,111	288	1,321	(1,685)	8,393	150	367	280
Avantis U.S. Equity ETF	60,978	271	10,075	(6,943)	44,231	623	4,914	671
Avantis U.S. Small Cap Value ETF	20,070	204	4,763	501	16,012	211	295	268
	$419,499	$80,434	$75,544	$(68,403)	$355,986	6,550	$16,618	$8,558
(1)Investments are funds within the American Century Investments family of funds and are considered affiliated funds. Additional information and attributes of each affiliated fund are available at americancentury.com or avantisinvestors.com.
(2)Distributions received includes distributions from net investment income and from capital gains, if any.
(3)Non-income producing.

Financial Highlights

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2022	$9.09	0.13	(0.93)	(0.80)	(0.14)	(0.95)	(1.09)	$7.20	(10.38)%	0.63%	1.17%	1.61%	1.07%	36%	$250,891
2021	$7.45	0.08	2.09	2.17	(0.06)	(0.47)	(0.53)	$9.09	30.04%	0.67%	1.16%	0.95%	0.46%	44%	$316,039
2020	$7.91	0.08	0.58	0.66	(0.13)	(0.99)	(1.12)	$7.45	8.82%	0.84%	1.16%	1.06%	0.74%	109%	$262,987
2019	$8.57	0.10	0.11	0.21	(0.10)	(0.77)	(0.87)	$7.91	3.96%	1.11%	1.16%	1.27%	1.22%	78%	$300,544
2018(3)	$9.04	0.06	0.28	0.34	(0.12)	(0.69)	(0.81)	$8.57	4.05%	1.11%(4)	1.16%(4)	1.10%(4)	1.05%(4)	58%	$372,601
2017	$7.80	0.10	1.37	1.47	(0.11)	(0.12)	(0.23)	$9.04	19.30%	1.11%	1.16%	1.19%	1.14%	80%	$448,081
I Class
2022	$9.02	0.15	(0.93)	(0.78)	(0.16)	(0.95)	(1.11)	$7.13	(10.28)%	0.43%	0.97%	1.81%	1.27%	36%	$60,934
2021	$7.40	0.10	2.07	2.17	(0.08)	(0.47)	(0.55)	$9.02	30.42%	0.47%	0.96%	1.15%	0.66%	44%	$55,466
2020	$7.86	0.09	0.59	0.68	(0.15)	(0.99)	(1.14)	$7.40	8.97%	0.64%	0.96%	1.26%	0.94%	109%	$46,105
2019	$8.52	0.11	0.11	0.22	(0.11)	(0.77)	(0.88)	$7.86	4.22%	0.91%	0.96%	1.47%	1.42%	78%	$52,389
2018(3)	$9.00	0.07	0.28	0.35	(0.14)	(0.69)	(0.83)	$8.52	4.18%	0.91%(4)	0.96%(4)	1.30%(4)	1.25%(4)	58%	$68,975
2017	$7.76	0.12	1.36	1.48	(0.12)	(0.12)	(0.24)	$9.00	19.64%	0.91%	0.96%	1.39%	1.34%	80%	$139,110

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2022	$9.18	0.11	(0.94)	(0.83)	(0.12)	(0.95)	(1.07)	$7.28	(10.64)%	0.88%	1.42%	1.36%	0.82%	36%	$144,188
2021	$7.52	0.06	2.11	2.17	(0.04)	(0.47)	(0.51)	$9.18	29.69%	0.92%	1.41%	0.70%	0.21%	44%	$177,147
2020	$7.97	0.06	0.59	0.65	(0.11)	(0.99)	(1.10)	$7.52	8.58%	1.09%	1.41%	0.81%	0.49%	109%	$147,856
2019	$8.63	0.08	0.11	0.19	(0.08)	(0.77)	(0.85)	$7.97	3.66%	1.36%	1.41%	1.02%	0.97%	78%	$168,774
2018(3)	$9.08	0.05	0.28	0.33	(0.09)	(0.69)	(0.78)	$8.63	3.87%	1.36%(4)	1.41%(4)	0.85%(4)	0.80%(4)	58%	$188,883
2017	$7.84	0.08	1.37	1.45	(0.09)	(0.12)	(0.21)	$9.08	19.02%	1.36%	1.41%	0.94%	0.89%	80%	$209,181
C Class
2022	$8.86	0.05	(0.91)	(0.86)	(0.05)	(0.95)	(1.00)	$7.00	(11.30)%	1.63%	2.17%	0.61%	0.07%	36%	$16,652
2021	$7.29	(0.01)	2.05	2.04	—	(0.47)	(0.47)	$8.86	28.76%	1.67%	2.16%	(0.05)%	(0.54)%	44%	$23,338
2020	$7.75	—(5)	0.58	0.58	(0.05)	(0.99)	(1.04)	$7.29	7.80%	1.84%	2.16%	0.06%	(0.26)%	109%	$29,423
2019	$8.41	0.02	0.11	0.13	(0.02)	(0.77)	(0.79)	$7.75	2.91%	2.11%	2.16%	0.27%	0.22%	78%	$36,620
2018(3)	$8.85	0.01	0.27	0.28	(0.03)	(0.69)	(0.72)	$8.41	3.36%	2.11%(4)	2.16%(4)	0.10%(4)	0.05%(4)	58%	$53,503
2017	$7.64	0.02	1.34	1.36	(0.03)	(0.12)	(0.15)	$8.85	18.07%	2.11%	2.16%	0.19%	0.14%	80%	$66,032

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2022	$9.17	0.09	(0.95)	(0.86)	(0.09)	(0.95)	(1.04)	$7.27	(10.88)%	1.13%	1.67%	1.11%	0.57%	36%	$15,518
2021	$7.51	0.04	2.11	2.15	(0.02)	(0.47)	(0.49)	$9.17	29.58%	1.17%	1.66%	0.45%	(0.04)%	44%	$18,729
2020	$7.96	0.04	0.59	0.63	(0.09)	(0.99)	(1.08)	$7.51	8.16%	1.34%	1.66%	0.56%	0.24%	109%	$16,353
2019	$8.61	0.06	0.12	0.18	(0.06)	(0.77)	(0.83)	$7.96	3.51%	1.61%	1.66%	0.77%	0.72%	78%	$17,858
2018(3)	$9.06	0.03	0.28	0.31	(0.07)	(0.69)	(0.76)	$8.61	3.72%	1.61%(4)	1.66%(4)	0.60%(4)	0.55%(4)	58%	$19,634
2017	$7.82	0.06	1.37	1.43	(0.07)	(0.12)	(0.19)	$9.06	18.64%	1.61%	1.66%	0.69%	0.64%	80%	$22,514
R5 Class
2022	$9.02	0.15	(0.93)	(0.78)	(0.16)	(0.95)	(1.11)	$7.13	(10.28)%	0.43%	0.97%	1.81%	1.27%	36%	$16
2021	$7.40	0.10	2.07	2.17	(0.08)	(0.47)	(0.55)	$9.02	30.24%	0.47%	0.96%	1.15%	0.66%	44%	$15
2020	$7.86	0.09	0.59	0.68	(0.15)	(0.99)	(1.14)	$7.40	9.11%	0.64%	0.96%	1.26%	0.94%	109%	$10
2019	$8.53	0.11	0.10	0.21	(0.11)	(0.77)	(0.88)	$7.86	4.08%	0.91%	0.96%	1.47%	1.42%	78%	$8
2018(3)	$9.00	0.07	0.28	0.35	(0.13)	(0.69)	(0.82)	$8.53	4.24%	0.91%(4)	0.96%(4)	1.30%(4)	1.25%(4)	58%	$6
2017(6)	$8.05	0.08	0.87	0.95	—	—	—	$9.00	11.80%	0.91%(4)	0.96%(4)	1.46%(4)	1.41%(4)	80%(7)	$6

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R6 Class
2022	$8.99	0.16	(0.92)	(0.76)	(0.17)	(0.95)	(1.12)	$7.11	(10.05)%	0.28%	0.82%	1.96%	1.42%	36%	$162,186
2021	$7.38	0.11	2.06	2.17	(0.09)	(0.47)	(0.56)	$8.99	30.57%	0.32%	0.81%	1.30%	0.81%	44%	$268,579
2020	$7.84	0.10	0.59	0.69	(0.16)	(0.99)	(1.15)	$7.38	9.18%	0.49%	0.81%	1.41%	1.09%	109%	$213,077
2019	$8.51	0.13	0.10	0.23	(0.13)	(0.77)	(0.90)	$7.84	4.27%	0.76%	0.81%	1.62%	1.57%	78%	$200,468
2018(3)	$8.99	0.09	0.27	0.36	(0.15)	(0.69)	(0.84)	$8.51	4.36%	0.76%(4)	0.81%(4)	1.45%(4)	1.40%(4)	58%	$200,589
2017	$7.76	0.13	1.36	1.49	(0.14)	(0.12)	(0.26)	$8.99	19.70%	0.76%	0.81%	1.54%	1.49%	80%	$90,339

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)December 1, 2017 through July 31, 2018. The fund's fiscal year end was changed from November 30 to July 31, resulting in an eight-month annual reporting period. For the years before July 31, 2018, the fund's fiscal year end was November 30.
(4)Annualized.
(5)Per-share amount was less than $0.005.
(6)April 10, 2017 (commencement of sale) through November 30, 2017.
(7)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2017.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Strategic Asset Allocations, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Allocation: Aggressive Fund (the “Fund”), one of the funds constituting the American Century Strategic Asset Allocations, Inc., as of July 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended, the period December 1, 2017, through July 31, 2018, and for the year ended November 30, 2017, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Strategic Allocation: Aggressive Fund of the American Century Strategic Asset Allocations, Inc. as of July 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, the period December 1, 2017 through July 31, 2018, and for the year ended November 30, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2022, by correspondence with the custodian, the transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
September 15, 2022

We have served as the auditor of one or more American Century investment companies since 1997.
57

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	64	None
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	64	Alleghany Corporation
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	64	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	64	None
58

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	64	MGP Ingredients, Inc. (2019 to 2021)
Jan M. Lewis (1957)	Director and Board Chair	Since 2011 (Board Chair since 2022)	Retired	64	None
Stephen E. Yates (1948)	Director	Since 2012	Retired	105	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	139	None

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.
59

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present); Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

60

Approval of Management Agreement

At a meeting held on June 29, 2022, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act of 1940 (the “Investment Company Act”), contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s Directors, including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed data and information compiled by the Advisor and certain independent data providers concerning the Fund. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor and its affiliates included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund including without limitation portfolio management and trading services, shareholder and intermediary services, compliance and legal services, fund accounting and financial reporting, and fund share distribution;
•the wide range of other programs and services provided to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund's performance to an appropriate benchmark(s) and peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similarly-managed funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;
•the Advisor’s strategic plans, generally, and with respect to the ongoing impact of the COVID-19 pandemic response, heightened areas of interest in the mutual fund industry and recent geopolitical issues;
•the Advisor’s business continuity plans, vendor management practices, and cyber security practices;
•financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•possible economies of scale associated with the Advisor’s management of the Fund and other accounts;
•services provided and charges to the Advisor's other investment management clients;
•acquired fund fees and expenses;
•payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and
•possible collateral benefits to the Advisor from the management of the Fund.

The Board held four meetings to consider the renewal. The independent Directors also met in private session multiple times to review and discuss the information provided in response to their request. The independent Directors held active discussions with the Advisor regarding the renewal of the management agreement, requesting supplemental information, and reviewing information provided by the Advisor in response thereto. The independent Directors had the benefit of the advice of their independent counsel throughout the process.
61

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services which include, without limitation, the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•liquidity monitoring and management
•risk management, including cyber security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and principal investment strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of Fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any actions being taken to improve performance, and may conduct special reviews until performance improves. The Fund’s performance was above its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.
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Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is sharing economies of scale, to the extent they exist, through its fee structure, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders enhanced and expanded content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than securities transaction expenses, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Investment Company Act Rule 12b-1. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe. In addition, the Board reviewed the Fund’s position relative to the narrower set of its expense group peers. The Board and the Advisor agreed to continue the temporary reduction of the Fund's annual unified management fee such that the Investor Class management fee not exceed 0.79% for at least one year beginning August 1, 2022. The Board
63

concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. To the extent there are potential collateral benefits, the Board has been advised and has taken this into consideration in its review of the management contract with the Fund. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the terms of the management agreement are fair and reasonable and that the management fee charged to the Fund is reasonable in light of the services provided and that the management agreement between the Fund and the Advisor should be renewed for an additional one-year period.
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Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Directors (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by the Program Administrator, including members of ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of certain Fund’s investments is supported by a third-party liquidity assessment vendor.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2021 through December 31, 2021. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

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Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange
Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on
Form N-PORT. These portfolio holdings are available on the fund's website at
americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

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Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended July 31, 2022.

For corporate taxpayers, the fund hereby designates $4,641,684, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended July 31, 2022 as qualified for the corporate dividends received deduction.

The fund hereby designates $62,270,779, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended July 31, 2022.

The fund hereby designates $16,334,713 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended July 31, 2022.

For the fiscal year ended July 31, 2022, the fund intends to pass through to shareholders foreign source income of $1,864,198 and foreign taxes paid of $129,189, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on July 31, 2022 are $0.0206 and $0.0014, respectively.

The fund utilized earnings and profits of $3,625,153 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

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Notes

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Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Strategic Asset Allocations, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2022 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91037 2209

Annual Report

July 31, 2022

Strategic Allocation: Conservative Fund
Investor Class (TWSCX)
I Class (ACCIX)
A Class (ACCAX)
C Class (AACCX)
R Class (AACRX)
R5 Class (AACGX)
R6 Class (AACDX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended July 31, 2022. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

2022 Sell-Off Sank Stock Returns for the Fiscal Year

Stock market performance changed dramatically during the 12-month period. In the first five months, generally upbeat economic activity and corporate earnings supported solid returns for most broad U.S. and global stock indices. Performance remained positive despite rapidly rising inflation and waning central bank support.

The market climate changed considerably in early 2022. Inflation, which was already at multiyear highs, rose to levels last seen in the early 1980s. The massive fiscal and monetary support unleashed during the pandemic was partly to blame. In addition, escalating energy prices, supply chain breakdowns and labor market shortages further aggravated the inflation rate in the U.S. and other developed markets. Russia’s invasion of Ukraine in February also exacerbated global inflationary pressures.

The Federal Reserve responded to surging inflation in March, launching an aggressive rate-hike campaign and ending its asset purchase program. Policymakers indicated taming inflation remains their priority, even as the economy contracted for two consecutive quarters. Despite a rate-hike total of 2.25 percentage points through July 31, U.S. inflation climbed to a 41-year high of 9.1% in June before easing to 8.5% in July.

The combination of accelerating inflation, tighter monetary policy, geopolitical strife and weakening economies triggered sharp market volatility and fueled recession fears. U.S. and global stocks erased their late 2021 gains and declined for the 12-month period. U.S. stocks generally fared better than non-U.S. stocks, large caps outpaced small caps, and value outperformed growth.

Staying Disciplined in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of high inflation, rising interest rates and economic uncertainty. In addition, Russia’s invasion of Ukraine complicates a tense geopolitical backdrop. We will continue to monitor this evolving situation and what it broadly means for our clients and investment exposure.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
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Performance

Total Returns as of July 31, 2022
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWSCX	-8.39%	5.14%	5.52%	—	2/15/96
S&P 500 Index	—	-4.64%	12.82%	13.79%	—	—
Bloomberg U.S. Aggregate Bond Index	—	-9.12%	1.28%	1.65%	—	—
Bloomberg U.S. 1-3 Month Treasury Bill Index	—	0.26%	1.05%	0.60%	—	—
I Class	ACCIX	-8.35%	5.31%	5.71%	—	8/1/00
A Class	ACCAX				—	10/2/96
No sales charge		-8.78%	4.84%	5.24%	—
With sales charge		-14.02%	3.60%	4.63%	—
C Class	AACCX	-9.37%	4.06%	4.44%	—	9/30/04
R Class	AACRX	-9.04%	4.57%	4.97%	—	3/31/05
R5 Class	AACGX	-8.34%	5.34%	—	5.69%	4/10/17
R6 Class	AACDX	-8.21%	5.47%	—	5.47%	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available.
Fund returns would have been lower if a portion of the fees had not been waived.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
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Growth of $10,000 Over 10 Years
$10,000 investment made July 31, 2012
Performance for other share classes will vary due to differences in fee structure.

Value on July 31, 2022
Investor Class — $17,113

S&P 500 Index — $36,428

Bloomberg U.S. Aggregate Bond Index — $11,776

Bloomberg U.S. 1-3 Month Treasury Bill Index — $10,621

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class	R5 Class	R6 Class
1.11%	0.91%	1.36%	2.11%	1.61%	0.91%	0.76%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
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Portfolio Commentary

Portfolio Managers: Rich Weiss, Scott Wilson, Radu Gabudean, Vidya Rajappa and Brian Garbe

Performance Summary

Strategic Allocation: Conservative returned -8.39%* for the fiscal period ended July 31, 2022. In a difficult market environment, our strategic diversification helped manage volatility. While many stock and bond holdings delivered negative absolute returns, positions in U.S. value stocks actually gained during the period. Similarly, short-term cash-equivalent securities also delivered positive returns. Because of the fund’s strategic exposure to a variety of asset classes, a review of the financial markets helps provide context around performance for the reporting period.

Market Overview

Early in the period, global equity markets rose, aided by positive corporate earnings, increasing vaccination rates and economic optimism. The market encountered periods of volatility as the spread of a more-transmissible COVID-19 variant led to uncertainty and renewed restrictions in some regions. Nevertheless, stocks gained throughout 2021, as investors revised their worst-case fears about the omicron variant and global economic growth. As the period progressed, higher inflation, rising interest rates and mounting geopolitical tensions weighed on investor confidence. Tighter central bank policy ignited recession fears in many countries, and global stocks suffered widespread declines. During the final month of the period, investor sentiment shifted again. Global equities gained in July on hopes that weaker economic data would moderate inflation and allow central banks to slow the pace and magnitude of monetary tightening.

U.S. stock returns were initially buoyed by upbeat economic and earnings data and accommodative monetary policy. The Federal Reserve (Fed) appeared unfazed by inflation, viewing rising prices as a temporary economic consequence of the pandemic recovery. But as inflation surged toward multidecade highs, the Fed began tightening monetary policy by ending bond buying and hiking the federal funds rate target from near zero to 2.50% between March and July. In that environment, U.S. equities sold off on fears that higher rates and inflation could trigger a recession and weaken corporate profits. Value stocks outperformed growth stocks across capitalization categories for much of the period.

European stocks experienced broad-based declines as higher energy costs, signs of slowing economic growth and the war in Ukraine all weighed on investor sentiment. Stocks in the U.K., Japan and emerging markets declined as well. In July, non-U.S. developed markets stocks rose on better-than-expected corporate earnings, retreating commodity prices and hopes that market valuations already reflected a severe downturn. Emerging markets stocks declined throughout the period as risk premiums rose. Regulatory uncertainty and credit concerns in China also dampened sentiment toward emerging markets.

In the global bond market, yields rose as central banks became less accommodating. Surging inflation, resurgent waves of COVID-19 cases, lockdowns in China and Russia’s invasion of Ukraine contributed to rate volatility during the period. Rising interest rates and widening credit spreads drove fixed-income returns lower throughout much of the period. In July, investor sentiment shifted, and global bonds produced positive returns as yields moved lower (bond yields and prices move in opposite directions).

In the U.S. bond market, renewed COVID-19 worries triggered a global flight to quality that sent U.S. Treasury yields lower early in the period. That changed as investors refocused on inflation pressures, and the Fed raised its rate target at the most rapid pace in decades. Economically sensitive corporate bonds fell sharply, with high-yield bonds underperforming investment-grade corporates.

*All fund returns referenced in this commentary are for Investor Class shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.
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It was a similar story in Europe, where bonds initially gained. But Russia’s invasion of Ukraine sent fuel prices surging, contributing to higher inflation and European Central Bank rate hikes. Bonds lost value in the U.K., too, as inflation there reached a 40-year high. Japan’s benchmark 10-year government bond yield edged higher alongside global bond yields. In emerging markets, bonds declined as the U.S. dollar strengthened, interest rates rose and risk premiums increased.

Strategic Allocation: Conservative’s neutral asset mix throughout the period was 45% stocks, 49% bonds and 6% cash-equivalent investments. However, the portfolio’s actual asset weightings varied based on short-term tactical adjustments and fluctuating securities prices.

Tactical Positioning

The value of a diversified approach is clear during periods of intense volatility. As rising interest rates, inflation and recession fears weighed on financial markets, the portfolio’s strategic diversification helped manage volatility. In an effort to add value and improve the fund’s ability to achieve its objective, we made modest adjustments to the asset allocation. Our tactical decisions detracted from performance on the margin, while security selection had a positive effect.

Our decision to overweight small- versus large-capitalization stocks detracted the most. On the other hand, our management of exposure to non-U.S. versus U.S. equities also added value. Non-U.S. developed markets equities have lagged U.S. equities for several years, resulting in comparatively more attractive valuations. As a result, we swung from an underweight to an overweight allocation to non-U.S. equity during the period, benefiting performance.

The portfolio was underweight real estate investment trusts on a tactical basis because rising mortgage rates, indications of a slowing economy and widening credit spreads undermined their attractiveness. Stock selection and asset allocation decisions in global real estate benefited performance. In fixed income, a tactical overweight to cash in favor of global bonds benefited performance.

Outlook

Recession risk has increased, given changes in U.S. consumer spending and signs of slowing growth across many global economies. However, stagflation remains our base case for the U.S. economy in 2022, with sustained high inflation and sluggish growth. Outside the U.S., recession risk is higher, particularly in Europe, where high energy prices likely will persist for the foreseeable future.

Inflation may be moderating, but it is nevertheless likely to remain elevated for some time. Our fixed-income team sees anecdotal evidence that inflation may be nearing a peak. For example, wage increases appear to be leveling off, some retail prices are declining and retail inventories are high. Global supply chains have started to unkink, but the invasion of Ukraine provides an additional layer of complexity and may affect industries ranging from food products to semiconductors and semiconductor equipment to automobiles and auto components.

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Fund Characteristics

JULY 31, 2022
Types of Investments in Portfolio	% of net assets
Affiliated Funds	36.8%
Common Stocks	19.3%
U.S. Treasury Securities	18.8%
Corporate Bonds	4.9%
Sovereign Governments and Agencies	4.6%
Collateralized Loan Obligations	2.1%
Asset-Backed Securities	0.7%
Preferred Stocks	0.5%
Collateralized Mortgage Obligations	0.5%
Municipal Securities	0.4%
U.S. Government Agency Mortgage-Backed Securities	0.2%
Exchange-Traded Funds	0.1%
Commercial Mortgage-Backed Securities	0.1%
Short-Term Investments	10.8%
Other Assets and Liabilities	0.2%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from February 1, 2022 to July 31, 2022.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
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	Beginning Account Value 2/1/22	Ending Account Value 7/31/22	Expenses Paid During Period(1) 2/1/22 - 7/31/22	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$933.20	$3.45	0.72%
I Class	$1,000	$934.10	$2.49	0.52%
A Class	$1,000	$932.00	$4.65	0.97%
C Class	$1,000	$928.50	$8.22	1.72%
R Class	$1,000	$930.60	$5.84	1.22%
R5 Class	$1,000	$934.30	$2.49	0.52%
R6 Class	$1,000	$934.80	$1.77	0.37%
Hypothetical
Investor Class	$1,000	$1,021.22	$3.61	0.72%
I Class	$1,000	$1,022.22	$2.61	0.52%
A Class	$1,000	$1,019.98	$4.86	0.97%
C Class	$1,000	$1,016.27	$8.60	1.72%
R Class	$1,000	$1,018.75	$6.11	1.22%
R5 Class	$1,000	$1,022.22	$2.61	0.52%
R6 Class	$1,000	$1,022.96	$1.86	0.37%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
9

Schedule of Investments

JULY 31, 2022

	Shares/ Principal Amount	Value
AFFILIATED FUNDS(1) — 36.8%
American Century Diversified Corporate Bond ETF	389,060	$18,485,641
American Century Emerging Markets Bond ETF	155,611	6,059,492
American Century Focused Dynamic Growth ETF(2)	75,660	4,527,903
American Century Focused Large Cap Value ETF	119,885	7,056,551
American Century Multisector Income ETF	351,777	15,782,194
American Century Quality Diversified International ETF	230,179	9,444,221
American Century STOXX U.S. Quality Growth ETF	207,002	12,931,415
American Century STOXX U.S. Quality Value ETF	469,483	22,840,489
Avantis International Equity ETF	200,657	10,729,130
Avantis International Small Cap Value ETF	33,013	1,848,068
Avantis U.S. Equity ETF	237,057	16,831,047
Avantis U.S. Small Cap Value ETF	67,482	5,111,087
TOTAL AFFILIATED FUNDS (Cost $117,059,717)		131,647,238
COMMON STOCKS — 19.3%
Aerospace and Defense — 0.3%
Aerojet Rocketdyne Holdings, Inc.(2)	773	33,772
CAE, Inc.(2)	5,369	142,050
Curtiss-Wright Corp.	720	103,277
HEICO Corp.	783	123,487
Hensoldt AG	616	15,794
Huntington Ingalls Industries, Inc.	942	204,263
Leonardo SpA	2,066	19,351
Lockheed Martin Corp.	458	189,525
Mercury Systems, Inc.(2)	639	37,708
QinetiQ Group PLC	3,139	14,619
Thales SA	1,036	128,837
		1,012,683
Air Freight and Logistics — 0.1%
United Parcel Service, Inc., Class B	1,092	212,820
Airlines — 0.1%
Southwest Airlines Co.(2)	9,108	347,197
Auto Components — 0.4%
Aptiv PLC(2)	2,966	311,104
BorgWarner, Inc.	8,426	324,064
Bridgestone Corp.	1,500	58,509
CIE Automotive SA(3)	305	8,023
Continental AG	3,731	265,801
Fox Factory Holding Corp.(2)	347	32,847
Hyundai Mobis Co. Ltd.	698	122,853
Linamar Corp.	4,173	190,246
Sumitomo Rubber Industries Ltd.	12,300	110,901
		1,424,348
Automobiles — 0.3%
Bayerische Motoren Werke AG	4,912	401,376
Mercedes-Benz Group AG	6,867	404,974
10

	Shares/ Principal Amount	Value
Tesla, Inc.(2)	340	$303,093
		1,109,443
Banks — 1.1%
AIB Group PLC	7,271	16,539
Banco Bilbao Vizcaya Argentaria SA	39,481	178,915
Banco Bradesco SA	65,174	182,645
Banco de Sabadell SA	16,504	10,567
Banco do Brasil SA	29,400	205,410
Bancorp, Inc.(2)	1,049	25,805
Bank Central Asia Tbk PT	299,200	148,780
Bank of America Corp.	1,603	54,197
Barclays PLC	141,009	270,112
BNP Paribas SA	4,653	219,842
Commerce Bancshares, Inc.	131	9,103
First Hawaiian, Inc.	12,444	317,197
Fukuoka Financial Group, Inc.	1,400	24,815
HDFC Bank Ltd., ADR	2,172	136,402
HSBC Holdings PLC	28,800	180,869
JPMorgan Chase & Co.	1,965	226,682
Jyske Bank A/S(2)	368	19,260
Mitsubishi UFJ Financial Group, Inc.	25,200	141,989
Mizuho Financial Group, Inc.	11,990	142,997
Prosperity Bancshares, Inc.	4,399	325,922
Regions Financial Corp.	10,719	227,028
Silvergate Capital Corp., Class A(2)	285	26,588
Standard Chartered PLC (London)	22,717	156,581
Sumitomo Mitsui Financial Group, Inc.	4,400	138,037
Truist Financial Corp.	6,674	336,837
UniCredit SpA	16,512	163,298
Westamerica Bancorporation	2,170	130,222
		4,016,639
Beverages — 0.2%
Celsius Holdings, Inc.(2)	1,732	154,079
Duckhorn Portfolio, Inc.(2)	1,617	29,656
MGP Ingredients, Inc.	510	53,642
PepsiCo, Inc.	1,683	294,457
Pernod Ricard SA	395	77,595
Royal Unibrew A/S	222	18,933
		628,362
Biotechnology — 0.5%
AbbVie, Inc.	1,392	199,766
ADC Therapeutics SA(2)(3)	1,104	8,181
Alnylam Pharmaceuticals, Inc.(2)	337	47,867
Amgen, Inc.	270	66,817
Arcus Biosciences, Inc.(2)	256	6,807
Arcutis Biotherapeutics, Inc.(2)	1,334	32,363
Biohaven Pharmaceutical Holding Co. Ltd.(2)	475	69,359
Blueprint Medicines Corp.(2)	470	23,998
Bridgebio Pharma, Inc.(2)	843	7,300
Celldex Therapeutics, Inc.(2)	454	13,947
Centessa Pharmaceuticals PLC, ADR(2)(3)	1,392	6,013
11

	Shares/ Principal Amount	Value
CSL Ltd.	1,100	$223,979
Cytokinetics, Inc.(2)	1,032	43,685
Erasca, Inc.(2)(3)	852	6,424
Fate Therapeutics, Inc.(2)(3)	550	16,791
Global Blood Therapeutics, Inc.(2)	961	31,444
Halozyme Therapeutics, Inc.(2)	1,265	61,858
Horizon Therapeutics PLC(2)	1,699	140,966
Insmed, Inc.(2)	1,473	32,583
Intellia Therapeutics, Inc.(2)	191	12,369
Iovance Biotherapeutics, Inc.(2)	426	4,963
KalVista Pharmaceuticals, Inc.(2)	1,226	15,141
Karuna Therapeutics, Inc.(2)	159	20,710
Kinnate Biopharma, Inc.(2)(3)	821	8,785
Kymera Therapeutics, Inc.(2)	526	11,588
Natera, Inc.(2)	791	37,177
Neurocrine Biosciences, Inc.(2)	1,753	165,010
Relay Therapeutics, Inc.(2)	555	10,556
Sarepta Therapeutics, Inc.(2)	2,076	192,964
Seagen, Inc.(2)	916	164,862
Vertex Pharmaceuticals, Inc.(2)	265	74,309
Vitrolife AB	318	10,375
		1,768,957
Building Products — 0.2%
Cie de Saint-Gobain	3,948	184,095
Hayward Holdings, Inc.(2)	2,902	33,866
Johnson Controls International PLC	3,213	173,213
Masco Corp.	1,631	90,325
Masonite International Corp.(2)	275	25,033
Sanwa Holdings Corp.	1,600	17,284
Trane Technologies PLC	1,141	167,716
Trex Co., Inc.(2)	376	24,259
Zurn Elkay Water Solutions Corp.	2,742	79,381
		795,172
Capital Markets — 0.9%
Ameriprise Financial, Inc.	1,357	366,281
Ares Management Corp., Class A	1,073	76,880
Bank of New York Mellon Corp.	11,202	486,839
BlackRock, Inc.	234	156,588
Intercontinental Exchange, Inc.	662	67,517
LPL Financial Holdings, Inc.	1,306	274,156
Morgan Stanley	3,183	268,327
MSCI, Inc.	349	167,988
Northern Trust Corp.	5,228	521,650
Open Lending Corp., Class A(2)	1,530	15,851
S&P Global, Inc.	495	186,580
State Street Corp.	1,018	72,319
T. Rowe Price Group, Inc.	2,919	360,409
		3,021,385
Chemicals — 0.4%
Air Liquide SA	912	125,384
Air Products and Chemicals, Inc.	288	71,490
12

	Shares/ Principal Amount	Value
Akzo Nobel NV	2,485	$167,242
Albemarle Corp.	117	28,584
Avient Corp.	1,708	73,700
Axalta Coating Systems Ltd.(2)	6,648	167,663
Diversey Holdings Ltd.(2)	6,590	49,359
Ecolab, Inc.	473	78,125
Element Solutions, Inc.	6,229	123,085
K+S AG	200	4,217
Koninklijke DSM NV	1,113	178,246
Linde PLC	725	218,950
OCI NV	139	4,826
Sherwin-Williams Co.	147	35,565
Sika AG	375	92,658
Symrise AG	1,372	160,093
Tokyo Ohka Kogyo Co. Ltd.	200	10,370
		1,589,557
Commercial Services and Supplies — 0.1%
Brink's Co.	806	45,894
Clean Harbors, Inc.(2)	538	52,503
Cleanaway Waste Management Ltd.	3,169	6,105
Driven Brands Holdings, Inc.(2)	2,683	81,509
Elis SA	1,165	17,389
GFL Environmental, Inc.	4,569	126,333
Republic Services, Inc.	698	96,785
SPIE SA	726	17,435
		443,953
Communications Equipment — 0.3%
Arista Networks, Inc.(2)	2,476	288,776
Cisco Systems, Inc.	6,841	310,376
F5, Inc.(2)	2,203	368,694
Juniper Networks, Inc.	2,235	62,647
		1,030,493
Construction and Engineering — 0.1%
Arcadis NV	266	9,835
Construction Partners, Inc., Class A(2)	2,287	54,385
Eiffage SA	1,696	159,151
Hazama Ando Corp.	4,700	31,639
SHO-BOND Holdings Co. Ltd.	400	17,698
Vinci SA	1,394	133,627
		406,335
Construction Materials†
Eagle Materials, Inc.	221	27,945
Summit Materials, Inc., Class A(2)	1,497	41,183
		69,128
Consumer Finance†
American Express Co.	579	89,178
Containers and Packaging — 0.2%
Amcor PLC	3,652	47,293
AptarGroup, Inc.	271	29,203
Avery Dennison Corp.	718	136,750
Ball Corp.	1,680	123,346
13

	Shares/ Principal Amount	Value
Graphic Packaging Holding Co.	1,905	$42,386
Huhtamaki Oyj	580	22,608
Packaging Corp. of America	1,871	263,081
SIG Group AG(2)	880	22,958
Sonoco Products Co.	2,928	185,899
		873,524
Distributors†
D'ieteren Group	163	26,753
Diversified Consumer Services†
European Wax Center, Inc., Class A	1,930	40,376
IDP Education Ltd.	769	15,472
		55,848
Diversified Financial Services†
Zenkoku Hosho Co. Ltd.	400	13,608
Diversified Telecommunication Services — 0.1%
Cellnex Telecom SA	2,837	126,896
IHS Holding Ltd.(2)	1,184	10,194
Internet Initiative Japan, Inc.	400	16,242
Verizon Communications, Inc.	4,404	203,421
		356,753
Electric Utilities — 0.4%
Acciona SA(3)	114	23,458
Contact Energy Ltd.	1,252	6,040
Edison International	6,363	431,220
Evergy, Inc.	874	59,659
Eversource Energy	921	81,251
Iberdrola SA	19,059	203,521
IDACORP, Inc.	232	25,919
NextEra Energy, Inc.	4,308	363,983
Pinnacle West Capital Corp.	3,045	223,716
		1,418,767
Electrical Equipment — 0.6%
AMETEK, Inc.	1,453	179,445
Atkore, Inc.(2)	1,040	103,241
Eaton Corp. PLC	835	123,906
Emerson Electric Co.	4,928	443,865
Generac Holdings, Inc.(2)	498	133,613
Hexatronic Group AB(3)	1,975	23,958
Hubbell, Inc.	375	82,132
Nexans SA	178	17,096
nVent Electric PLC	12,419	438,515
Plug Power, Inc.(2)(3)	1,781	38,007
Regal Rexnord Corp.	1,000	134,300
Rockwell Automation, Inc.	458	116,918
Schneider Electric SE	1,609	222,531
Sensata Technologies Holding PLC	938	41,713
Ushio, Inc.	1,100	15,209
		2,114,449
Electronic Equipment, Instruments and Components — 0.4%
CDW Corp.	915	166,100
14

	Shares/ Principal Amount	Value
Cognex Corp.	3,642	$185,669
Hexagon AB, B Shares	9,296	109,456
Jabil, Inc.	691	41,004
Keyence Corp.	400	158,537
Keysight Technologies, Inc.(2)	2,381	387,151
National Instruments Corp.	1,093	41,534
Sesa SpA	55	7,806
TE Connectivity Ltd.	1,585	211,962
		1,309,219
Energy Equipment and Services — 0.2%
Aker Solutions ASA	5,426	16,819
Baker Hughes Co.	6,362	163,440
Schlumberger NV	8,817	326,493
Worley Ltd.	1,371	13,836
		520,588
Entertainment — 0.1%
CTS Eventim AG & Co. KGaA(2)	42	2,313
Electronic Arts, Inc.	555	72,833
Live Nation Entertainment, Inc.(2)	940	88,351
ROBLOX Corp., Class A(2)	596	25,586
Roku, Inc.(2)	586	38,395
Universal Music Group NV	6,705	151,778
Walt Disney Co.(2)	1,291	136,975
		516,231
Equity Real Estate Investment Trusts (REITs) — 1.2%
Agree Realty Corp.	910	72,427
Alexandria Real Estate Equities, Inc.	272	45,092
American Homes 4 Rent, Class A	804	30,456
American Tower Corp.	105	28,437
Americold Realty Trust, Inc.	1,161	38,023
Arena REIT	3,713	12,604
AvalonBay Communities, Inc.	213	45,569
Big Yellow Group PLC	572	9,922
Camden Property Trust	481	67,869
CapitaLand Integrated Commercial Trust	13,500	21,326
Comforia Residential REIT, Inc.(3)	12	30,309
Corporate Office Properties Trust	686	19,311
Digital Realty Trust, Inc.	461	61,059
Dream Industrial Real Estate Investment Trust	925	9,116
Duke Realty Corp.	602	37,661
Embassy Office Parks REIT	2,342	10,767
Equinix, Inc.	534	375,797
Equity LifeStyle Properties, Inc.	592	43,524
Essential Properties Realty Trust, Inc.	1,276	30,777
Essex Property Trust, Inc.	695	199,138
GLP J-Reit	16	21,042
Goodman Group	3,290	48,149
Healthcare Realty Trust, Inc., Class A	5,693	149,441
Healthpeak Properties, Inc.	11,298	312,164
Host Hotels & Resorts, Inc.	2,210	39,360
Invincible Investment Corp.	101	31,773
15

	Shares/ Principal Amount	Value
Invitation Homes, Inc.	1,340	$52,300
Iron Mountain, Inc.	685	33,216
Japan Hotel REIT Investment Corp.	73	37,884
Kimco Realty Corp.	2,468	54,567
Kite Realty Group Trust	2,568	51,078
Life Storage, Inc.	245	30,843
Link REIT	5,200	43,547
NETSTREIT Corp.	1,339	27,450
Orix JREIT, Inc.	18	25,824
Prologis, Inc.	4,514	598,376
Public Storage	318	103,798
Realty Income Corp.	3,633	268,806
Regency Centers Corp.	4,176	269,060
Rexford Industrial Realty, Inc.	2,233	146,061
Ryman Hospitality Properties, Inc.(2)	766	67,822
Sabra Health Care REIT, Inc.	1,169	17,991
Scentre Group	8,712	17,853
Segro PLC	12,397	165,847
Shaftesbury PLC(3)	1,888	11,585
Shopping Centres Australasia Property Group	3,617	7,549
SOSiLA Logistics REIT, Inc.	20	23,098
Suntec Real Estate Investment Trust	3,200	3,738
Tritax Big Box REIT PLC	7,805	18,778
UDR, Inc.	1,180	57,112
Ventas, Inc.	844	45,390
VICI Properties, Inc.	3,255	111,288
Vicinity Centres	21,687	31,732
Welltower, Inc.	1,077	92,988
Weyerhaeuser Co.	1,745	63,378
		4,270,072
Food and Staples Retailing — 0.3%
Axfood AB	287	9,112
BJ's Wholesale Club Holdings, Inc.(2)	772	52,264
Costco Wholesale Corp.	223	120,710
Grocery Outlet Holding Corp.(2)	663	28,323
Kobe Bussan Co. Ltd.	4,600	131,124
Koninklijke Ahold Delhaize NV	12,999	357,976
Kroger Co.	1,364	63,344
MARR SpA	525	7,266
MatsukiyoCocokara & Co.	600	22,654
Metcash Ltd.	1,423	4,148
Sysco Corp.	2,460	208,854
		1,005,775
Food Products — 0.4%
Bakkafrost P/F	155	10,806
Conagra Brands, Inc.	11,194	382,947
Freshpet, Inc.(2)	621	33,186
General Mills, Inc.	676	50,558
Hershey Co.	1,279	291,561
J.M. Smucker Co.	1,363	180,352
Kellogg Co.	777	57,436
16

	Shares/ Principal Amount	Value
Mondelez International, Inc., Class A	2,133	$136,597
Orkla ASA	11,759	101,507
Sovos Brands, Inc.(2)	2,315	32,780
Tate & Lyle PLC	1,515	14,842
Toyo Suisan Kaisha Ltd.	600	25,493
Vital Farms, Inc.(2)	740	8,732
		1,326,797
Gas Utilities — 0.1%
Atmos Energy Corp.	478	58,024
Brookfield Infrastructure Corp., Class A(3)	402	18,416
Italgas SpA	1,274	7,288
Nippon Gas Co. Ltd.	1,500	22,522
Spire, Inc.	4,452	334,969
		441,219
Health Care Equipment and Supplies — 0.6%
Alcon, Inc.	2,417	190,228
Baxter International, Inc.	1,635	95,909
Becton Dickinson and Co.	397	96,991
CryoPort, Inc.(2)	1,021	37,981
DENTSPLY SIRONA, Inc.	3,570	129,091
DexCom, Inc.(2)	1,755	144,050
Edwards Lifesciences Corp.(2)	1,641	164,986
Embecta Corp.(2)	4,446	130,846
Establishment Labs Holdings, Inc.(2)(3)	465	27,570
IDEXX Laboratories, Inc.(2)	526	209,969
Inari Medical, Inc.(2)	761	59,038
Inmode Ltd.(2)	367	12,199
Jeol Ltd.	400	18,186
Koninklijke Philips NV, NY Shares	3,807	78,957
Medtronic PLC	375	34,695
Menicon Co. Ltd.	600	15,130
NeuroPace, Inc.(2)(3)	1,448	8,485
ResMed, Inc.	159	38,243
SI-BONE, Inc.(2)	2,101	28,238
Silk Road Medical, Inc.(2)	1,401	63,760
Tandem Diabetes Care, Inc.(2)	666	44,096
Zimmer Biomet Holdings, Inc.	5,652	623,924
		2,252,572
Health Care Providers and Services — 0.8%
Alfresa Holdings Corp.	767	10,236
Amedisys, Inc.(2)	801	96,000
AmerisourceBergen Corp.	1,590	232,029
Amvis Holdings, Inc.(3)	500	17,632
Cardinal Health, Inc.	2,291	136,452
Chartwell Retirement Residences	2,693	23,932
Cigna Corp.	930	256,085
CVS Health Corp.	2,001	191,456
Encompass Health Corp.	535	27,082
Enhabit, Inc.(2)	267	4,675
Ensign Group, Inc.	548	43,670
HealthEquity, Inc.(2)	683	39,730
17

	Shares/ Principal Amount	Value
Henry Schein, Inc.(2)	4,239	$334,160
Humana, Inc.	183	88,206
Progyny, Inc.(2)	789	24,088
Quest Diagnostics, Inc.	2,838	387,586
R1 RCM, Inc.(2)	5,246	131,150
Signify Health, Inc., Class A(2)(3)	1,456	24,912
Tenet Healthcare Corp.(2)	555	36,696
UnitedHealth Group, Inc.	599	324,862
Universal Health Services, Inc., Class B	2,912	327,512
		2,758,151
Health Care Technology — 0.1%
Health Catalyst, Inc.(2)	1,965	32,894
OptimizeRx Corp.(2)	1,100	24,717
Schrodinger, Inc.(2)	1,029	32,208
Veeva Systems, Inc., Class A(2)	817	182,665
		272,484
Hotels, Restaurants and Leisure — 0.5%
Airbnb, Inc., Class A(2)	1,427	158,368
Basic-Fit NV(2)(3)	396	16,061
Booking Holdings, Inc.(2)	55	106,463
Chipotle Mexican Grill, Inc.(2)	197	308,151
Churchill Downs, Inc.	296	62,101
Compass Group PLC	6,957	163,047
Corporate Travel Management Ltd.(2)	1,096	14,616
Cracker Barrel Old Country Store, Inc.(3)	523	49,721
Expedia Group, Inc.(2)	445	47,192
Greggs PLC	238	5,934
Hilton Worldwide Holdings, Inc.	2,223	284,699
Planet Fitness, Inc., Class A(2)	912	71,875
Scandic Hotels Group AB(2)(3)	3,403	13,936
SeaWorld Entertainment, Inc.(2)	731	34,891
Sodexo SA	2,558	207,847
Wingstop, Inc.	515	64,983
Wyndham Hotels & Resorts, Inc.	528	36,648
		1,646,533
Household Durables — 0.1%
Electrolux AB, B Shares	9,824	141,699
Open House Group Co. Ltd.	200	8,725
Taylor Wimpey PLC	127,327	198,182
Token Corp.	400	26,714
		375,320
Household Products — 0.2%
Colgate-Palmolive Co.	1,004	79,055
Henkel AG & Co. KGaA, Preference Shares	1,880	120,100
Kimberly-Clark Corp.	2,182	287,566
Procter & Gamble Co.	1,381	191,835
		678,556
Independent Power and Renewable Electricity Producers†
West Holdings Corp.	400	12,321
Industrial Conglomerates†
Honeywell International, Inc.	798	153,583
18

	Shares/ Principal Amount	Value
Insurance — 0.5%
Aegon NV	22,712	$99,756
Aflac, Inc.	4,473	256,303
Allstate Corp.	3,201	374,421
ASR Nederland NV	679	28,380
Chubb Ltd.	527	99,413
Goosehead Insurance, Inc., Class A(3)	661	37,155
Hanover Insurance Group, Inc.	1,211	165,265
Kinsale Capital Group, Inc.	258	62,748
Marsh & McLennan Cos., Inc.	711	116,576
Prudential Financial, Inc.	1,261	126,087
Reinsurance Group of America, Inc.	2,741	317,353
RLI Corp.	424	46,631
Selective Insurance Group, Inc.	296	23,047
Steadfast Group Ltd.	2,646	9,920
Storebrand ASA	2,860	24,056
Travelers Cos., Inc.	695	110,296
Unipol Gruppo SpA	2,223	9,325
		1,906,732
Interactive Media and Services — 0.5%
Alphabet, Inc., Class A(2)	7,460	867,747
Autohome, Inc., ADR	3,165	112,959
Baidu, Inc., Class A(2)	12,100	209,141
Cargurus, Inc.(2)	1,546	37,552
carsales.com Ltd.	316	4,607
Eventbrite, Inc., Class A(2)(3)	3,150	29,484
Match Group, Inc.(2)	1,967	144,201
QuinStreet, Inc.(2)	2,369	25,467
Tencent Holdings Ltd.	5,300	204,838
		1,635,996
Internet and Direct Marketing Retail — 0.3%
Alibaba Group Holding Ltd.(2)	17,500	196,761
Amazon.com, Inc.(2)	4,224	570,029
ASOS PLC(2)	6,651	84,647
Chewy, Inc., Class A(2)(3)	1,563	60,660
Etsy, Inc.(2)	351	36,406
JD.com, Inc., Class A	4,173	124,491
		1,072,994
IT Services — 0.5%
Accenture PLC, Class A	674	206,419
Adyen NV(2)	89	160,091
Alten SA	31	4,199
Amdocs Ltd.	1,892	164,718
Capgemini SE	964	183,870
Capita PLC(2)	61,008	21,422
Cloudflare, Inc., Class A(2)	1,453	73,115
Endava PLC, ADR(2)	142	14,484
EPAM Systems, Inc.(2)	441	154,019
Euronet Worldwide, Inc.(2)	491	48,251
Indra Sistemas SA	7,709	70,520
Mastercard, Inc., Class A	609	215,458
19

	Shares/ Principal Amount	Value
NEXTDC Ltd.(2)	4,441	$36,969
Okta, Inc.(2)	327	32,193
Perficient, Inc.(2)	497	52,443
SCSK Corp.	900	15,849
Switch, Inc., Class A	1,529	51,695
TDCX, Inc., ADR(2)	738	5,801
Thoughtworks Holding, Inc.(2)	1,983	31,054
Visa, Inc., Class A	1,490	316,044
		1,858,614
Leisure Products — 0.1%
Brunswick Corp.	559	44,787
Callaway Golf Co.(2)	2,130	48,884
MIPS AB	71	3,798
Polaris, Inc.	761	89,250
		186,719
Life Sciences Tools and Services — 0.4%
Agilent Technologies, Inc.	2,039	273,430
Bio-Techne Corp.	362	139,471
ICON PLC(2)	929	224,121
IQVIA Holdings, Inc.(2)	756	181,644
Lonza Group AG	334	202,989
MaxCyte, Inc.(2)(3)	3,961	21,587
Mettler-Toledo International, Inc.(2)	104	140,372
Thermo Fisher Scientific, Inc.	333	199,271
		1,382,885
Machinery — 0.5%
AGCO Corp.	267	29,082
Astec Industries, Inc.	932	45,789
ATS Automation Tooling Systems, Inc.(2)	1,626	51,489
Cummins, Inc.	1,597	353,432
Deere & Co.	179	61,429
Graco, Inc.	1,484	99,665
IHI Corp.	500	13,184
IMI PLC	6,515	106,384
John Bean Technologies Corp.	491	55,144
Metso Outotec Oyj	1,458	12,053
Mueller Water Products, Inc., Class A	3,417	44,489
Oshkosh Corp.	3,926	338,029
PACCAR, Inc.	977	89,415
Parker-Hannifin Corp.	656	189,643
Stanley Black & Decker, Inc.	784	76,307
Trelleborg AB, B Shares	513	12,605
Xylem, Inc.	805	74,084
		1,652,223
Media — 0.2%
Comcast Corp., Class A	1,766	66,260
Fox Corp., Class B	9,248	285,763
Publicis Groupe SA	3,270	174,014
WPP PLC	21,181	228,594
		754,631
Metals and Mining — 0.1%
AMG Advanced Metallurgical Group NV	359	10,078
20

	Shares/ Principal Amount	Value
ERO Copper Corp.(2)	13,516	$133,730
IGO Ltd.	1,410	11,049
Lynas Rare Earths Ltd.(2)	2,078	12,778
MMC Norilsk Nickel PJSC(4)	949	—
OZ Minerals Ltd.	603	8,053
SSR Mining, Inc. (NASDAQ)	876	14,419
		190,107
Mortgage Real Estate Investment Trusts (REITs)†
AGNC Investment Corp.	837	10,555
Multi-Utilities — 0.1%
NorthWestern Corp.	4,681	259,561
Multiline Retail — 0.1%
Dollar Tree, Inc.(2)	2,160	357,177
Ollie's Bargain Outlet Holdings, Inc.(2)	624	36,785
Target Corp.	429	70,090
		464,052
Oil, Gas and Consumable Fuels — 0.5%
ConocoPhillips	3,685	359,030
Devon Energy Corp.	3,276	205,897
Diamondback Energy, Inc.	831	106,385
Enterprise Products Partners LP	9,232	246,771
Euronav NV	1,149	15,688
Excelerate Energy, Inc., Class A(2)	1,764	39,055
Hess Corp.	1,403	157,795
Kosmos Energy Ltd.(2)	13,185	83,593
Matador Resources Co.	1,628	94,066
Phillips 66	1,879	167,231
Pioneer Natural Resources Co.	551	130,559
Whitecap Resources, Inc.(3)	14,631	111,856
		1,717,926
Paper and Forest Products†
Holmen AB, B Shares	160	6,575
Mondi PLC	5,899	111,946
		118,521
Personal Products†
Estee Lauder Cos., Inc., Class A	275	75,102
Medifast, Inc.	267	44,907
Rohto Pharmaceutical Co. Ltd.	700	20,982
		140,991
Pharmaceuticals — 0.8%
ALK-Abello A/S(2)	634	12,658
Arvinas, Inc.(2)	380	20,182
AstraZeneca PLC	1,987	261,372
AstraZeneca PLC, ADR	4,759	315,189
Bristol-Myers Squibb Co.	2,991	220,676
Edgewise Therapeutics, Inc.(2)(3)	853	8,249
GSK PLC	12,654	265,863
Harmony Biosciences Holdings, Inc.(2)	579	29,373
Hikma Pharmaceuticals PLC	6,009	127,012
Intra-Cellular Therapies, Inc.(2)	724	39,183
Laboratorios Farmaceuticos Rovi SA	76	3,979
21

	Shares/ Principal Amount	Value
Merck & Co., Inc.	2,059	$183,951
Novartis AG	1,822	156,564
Novo Nordisk A/S, B Shares	3,241	377,491
Sanofi	962	95,597
Sanofi, ADR	6,495	322,802
Takeda Pharmaceutical Co. Ltd.	6,300	184,843
Ventyx Biosciences, Inc.(2)(3)	1,029	15,548
Zoetis, Inc.	866	158,088
		2,798,620
Professional Services — 0.2%
ALS Ltd.	2,272	18,661
Bureau Veritas SA	6,496	179,164
DKSH Holding AG	293	24,084
Jacobs Engineering Group, Inc.	1,348	185,080
Teleperformance	296	98,983
Verisk Analytics, Inc.	702	133,556
Visional, Inc.(2)(3)	300	16,430
		655,958
Real Estate Management and Development — 0.1%
Altus Group Ltd.(3)	969	39,780
Capitaland Investment Ltd.	12,900	36,705
City Developments Ltd.	1,700	9,551
CK Asset Holdings Ltd.	3,000	21,239
Colliers International Group, Inc. (Toronto)	67	8,367
DigitalBridge Group, Inc.(2)	7,077	38,782
Grainger PLC	5,772	20,861
PSP Swiss Property AG	146	17,460
Tokyu Fudosan Holdings Corp.	6,200	33,598
Tricon Residential, Inc.	365	3,971
Tricon Residential, Inc. (Toronto)	3,826	41,590
VGP NV	36	6,323
		278,227
Road and Rail — 0.2%
Canadian Pacific Railway Ltd.	2,820	222,354
Heartland Express, Inc.	8,922	141,681
Lyft, Inc., Class A(2)	2,586	35,842
Nagoya Railroad Co. Ltd.	1,100	17,732
Norfolk Southern Corp.	999	250,919
Saia, Inc.(2)	111	26,401
Uber Technologies, Inc.(2)	1,101	25,819
Union Pacific Corp.	393	89,329
		810,077
Semiconductors and Semiconductor Equipment — 0.6%
Advanced Micro Devices, Inc.(2)	1,110	104,862
Ambarella, Inc.(2)	260	22,503
Analog Devices, Inc.	1,171	201,365
Applied Materials, Inc.	2,342	248,205
ASML Holding NV	195	112,078
BE Semiconductor Industries NV	110	5,905
Enphase Energy, Inc.(2)	619	175,907
Infineon Technologies AG	3,152	86,442
22

	Shares/ Principal Amount	Value
Lattice Semiconductor Corp.(2)	1,191	$73,246
MACOM Technology Solutions Holdings, Inc.(2)	553	32,041
Marvell Technology, Inc.	1,939	107,964
Monolithic Power Systems, Inc.	389	180,776
Nova Ltd.(2)	158	16,645
NVIDIA Corp.	1,554	282,253
Onto Innovation, Inc.(2)	660	54,945
Power Integrations, Inc.	682	57,977
Semtech Corp.(2)	230	14,336
Skyworks Solutions, Inc.	519	56,509
SUMCO Corp.	10,000	139,927
Taiwan Semiconductor Manufacturing Co. Ltd.	10,000	171,496
		2,145,382
Software — 1.2%
Adobe, Inc.(2)	232	95,148
Atlassian Corp. PLC, Class A(2)	500	104,660
Box, Inc., Class A(2)	2,024	57,562
Cadence Design Systems, Inc.(2)	2,885	536,841
Dassault Systemes SE	3,056	131,077
Datadog, Inc., Class A(2)	1,593	162,502
Descartes Systems Group, Inc.(2)	162	11,191
DocuSign, Inc.(2)	650	41,587
Five9, Inc.(2)	386	41,734
HubSpot, Inc.(2)	168	51,744
JFrog Ltd.(2)	1,125	24,975
Kinaxis, Inc.(2)	171	20,442
m-up Holdings, Inc.	900	10,466
Manhattan Associates, Inc.(2)	2,529	355,754
Microsoft Corp.	5,065	1,421,948
nCino, Inc.(2)(3)	1,395	45,044
Open Text Corp.	5,010	204,909
Palo Alto Networks, Inc.(2)	926	462,167
Paycor HCM, Inc.(2)(3)	2,036	54,341
Paylocity Holding Corp.(2)	390	80,313
QT Group Oyj(2)(3)	39	3,154
Salesforce, Inc.(2)	653	120,165
ServiceNow, Inc.(2)	100	44,666
Sprout Social, Inc., Class A(2)	777	40,482
SPS Commerce, Inc.(2)	466	55,808
Tenable Holdings, Inc.(2)	1,583	61,183
Trade Desk, Inc., Class A(2)	2,676	120,420
Workday, Inc., Class A(2)	199	30,865
		4,391,148
Specialty Retail — 0.3%
Advance Auto Parts, Inc.	2,001	387,434
Burlington Stores, Inc.(2)	639	90,182
Five Below, Inc.(2)	370	47,016
Home Depot, Inc.	965	290,407
Leslie's, Inc.(2)	3,349	50,771
Nextage Co. Ltd.	1,000	22,119
Petco Health & Wellness Co., Inc.(2)(3)	2,015	28,049
Pets at Home Group PLC	391	1,569
23

	Shares/ Principal Amount	Value
TJX Cos., Inc.	2,271	$138,894
Tractor Supply Co.	277	53,040
Watches of Switzerland Group PLC(2)	1,426	15,458
		1,124,939
Technology Hardware, Storage and Peripherals — 0.3%
Apple, Inc.	5,260	854,803
HP, Inc.	5,492	183,378
Pure Storage, Inc., Class A(2)	692	19,618
		1,057,799
Textiles, Apparel and Luxury Goods — 0.3%
Asics Corp.(3)	900	17,148
Crocs, Inc.(2)	529	37,898
Deckers Outdoor Corp.(2)	175	54,812
EssilorLuxottica SA	817	128,091
Li Ning Co. Ltd.	17,500	141,954
lululemon athletica, Inc.(2)	629	195,311
LVMH Moet Hennessy Louis Vuitton SE	267	185,392
NIKE, Inc., Class B	981	112,736
Puma SE	1,485	100,273
		973,615
Thrifts and Mortgage Finance†
Capitol Federal Financial, Inc.	8,536	81,860
Trading Companies and Distributors — 0.2%
AddTech AB, B Shares	761	13,027
Ashtead Group PLC	1,963	110,497
Beacon Roofing Supply, Inc.(2)	2,013	120,820
Diploma PLC	428	14,373
Finning International, Inc.	414	9,052
H&E Equipment Services, Inc.	1,396	49,907
MonotaRO Co. Ltd.	5,200	92,848
MSC Industrial Direct Co., Inc., Class A	4,380	362,051
NOW, Inc.(2)	3,131	34,629
RS GROUP PLC	1,171	14,784
Yamazen Corp.	2,600	19,658
		841,646
Transportation Infrastructure†
Japan Airport Terminal Co. Ltd.(2)	300	11,760
SATS Ltd.(2)	5,800	16,720
		28,480
Water Utilities†
SJW Group	799	52,462
TOTAL COMMON STOCKS (Cost $56,935,720)		68,957,493
U.S. TREASURY SECURITIES — 18.8%
U.S. Treasury Bonds, 4.50%, 5/15/38	$1,000,000	1,221,875
U.S. Treasury Bonds, 2.25%, 5/15/41	1,250,000	1,070,606
U.S. Treasury Bonds, 2.375%, 2/15/42(5)	7,000,000	6,098,750
U.S. Treasury Bonds, 3.00%, 5/15/42	430,000	414,547
U.S. Treasury Bonds, 2.50%, 2/15/45(5)	1,700,000	1,474,783
U.S. Treasury Bonds, 3.00%, 5/15/45	600,000	568,781
U.S. Treasury Bonds, 3.00%, 11/15/45	850,000	807,882
U.S. Treasury Bonds, 1.875%, 2/15/51	1,000,000	769,023
24

		Shares/ Principal Amount	Value
U.S. Treasury Inflation Indexed Bonds, 2.375%, 1/15/25		$2,403,539	$2,554,749
U.S. Treasury Inflation Indexed Bonds, 2.375%, 1/15/27		434,826	482,408
U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/42		646,785	637,818
U.S. Treasury Inflation Indexed Bonds, 0.625%, 2/15/43		635,670	606,142
U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/45		1,427,461	1,381,821
U.S. Treasury Inflation Indexed Bonds, 0.875%, 2/15/47		605,435	601,573
U.S. Treasury Inflation Indexed Bonds, 0.125%, 2/15/51		785,890	654,527
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/23		3,545,724	3,577,675
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/24		10,771,250	10,881,301
U.S. Treasury Inflation Indexed Notes, 0.125%, 10/15/24		2,449,431	2,468,202
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/25		4,583,021	4,619,597
U.S. Treasury Inflation Indexed Notes, 0.375%, 1/15/27		242,008	247,043
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/27		3,385,235	3,420,032
U.S. Treasury Inflation Indexed Notes, 0.50%, 1/15/28		4,147,465	4,257,009
U.S. Treasury Inflation Indexed Notes, 0.875%, 1/15/29		2,894,000	3,045,788
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/30		6,816,480	6,835,863
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/32		3,147,533	3,143,027
U.S. Treasury Notes, 2.25%, 8/15/27(5)		300,000	293,227
U.S. Treasury Notes, 0.625%, 5/15/30		1,250,000	1,071,484
U.S. Treasury Notes, 1.875%, 2/15/32		4,200,000	3,921,094
TOTAL U.S. TREASURY SECURITIES (Cost $69,592,619)			67,126,627
CORPORATE BONDS — 4.9%
Aerospace and Defense†
Boeing Co., 5.81%, 5/1/50		70,000	69,701
Airlines — 0.1%
American Airlines, Inc. / AAdvantage Loyalty IP Ltd., 5.50%, 4/20/26(6)		271,692	267,581
United Airlines Holdings, Inc., 5.00%, 2/1/24		45,000	44,237
			311,818
Automobiles — 0.1%
BMW Finance NV, 0.875%, 4/3/25	EUR	50,000	50,831
General Motors Co., 5.15%, 4/1/38		$290,000	261,597
			312,428
Banks — 1.0%
Akbank T.A.S., 5.00%, 10/24/22		50,000	49,777
Avi Funding Co. Ltd., 3.80%, 9/16/25(6)		102,000	102,321
Banco Santander SA, 2.50%, 3/18/25	EUR	200,000	206,295
Bank of America Corp., 2.30%, 7/25/25	GBP	100,000	118,905
Bank of America Corp., VRN, 2.88%, 10/22/30		$182,000	165,265
Barclays PLC, VRN, 2.00%, 2/7/28	EUR	200,000	201,894
CaixaBank SA, VRN, 2.75%, 7/14/28	EUR	100,000	101,248
CaixaBank SA, VRN, 2.25%, 4/17/30	EUR	100,000	97,064
Citigroup, Inc., VRN, 3.07%, 2/24/28		$61,000	57,949
Citigroup, Inc., VRN, 3.52%, 10/27/28		68,000	65,037
Commerzbank AG, 4.00%, 3/23/26	EUR	220,000	229,326
Credit Agricole SA, 7.375%, 12/18/23	GBP	100,000	127,362
European Financial Stability Facility, 2.125%, 2/19/24	EUR	351,000	366,246
European Financial Stability Facility, 0.40%, 5/31/26	EUR	400,000	399,367
European Financial Stability Facility, 2.35%, 7/29/44	EUR	62,000	68,842
European Union, 0.00%, 7/4/31(7)	EUR	400,000	359,716
HSBC Bank PLC, VRN, 5.375%, 11/4/30	GBP	90,000	113,305
25

		Shares/ Principal Amount	Value
ING Groep NV, 2.125%, 1/10/26	EUR	300,000	$308,873
Lloyds Bank PLC, 7.625%, 4/22/25	GBP	80,000	106,641
Wells Fargo & Co., VRN, 3.07%, 4/30/41		$430,000	349,084
			3,594,517
Beverages — 0.1%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc., 4.90%, 2/1/46		180,000	181,706
Biotechnology — 0.1%
AbbVie, Inc., 4.40%, 11/6/42		385,000	369,569
Capital Markets†
Criteria Caixa SA, 1.50%, 5/10/23	EUR	100,000	102,339
Chemicals†
Equate Petrochemical BV, 4.25%, 11/3/26(6)		$34,000	33,626
Commercial Services and Supplies — 0.1%
Waste Connections, Inc., 2.95%, 1/15/52		112,000	85,503
Waste Management, Inc., 2.50%, 11/15/50		160,000	112,895
			198,398
Containers and Packaging†
Mauser Packaging Solutions Holding Co., 5.50%, 4/15/24(6)		10,000	9,903
Sealed Air Corp., 5.125%, 12/1/24(6)		25,000	25,341
			35,244
Diversified Consumer Services†
Duke University, 3.30%, 10/1/46		60,000	52,589
Diversified Financial Services — 1.3%
Fiore Capital LLC, VRDN, 2.42%, 8/5/22 (LOC: Wells Fargo Bank N.A.)		1,500,000	1,500,000
Gulf Gate Apartments LLC, VRN, 2.37%, (Acquired 9/29/03 - 11/10/03, Cost $3,000,000), 9/1/28(8)		3,000,000	3,000,000
			4,500,000
Diversified Telecommunication Services — 0.2%
AT&T, Inc., 2.60%, 12/17/29	EUR	100,000	104,894
AT&T, Inc., 4.90%, 8/15/37		$85,000	87,262
Deutsche Telekom International Finance BV, 1.25%, 10/6/23	GBP	50,000	59,783
Deutsche Telekom International Finance BV, 0.875%, 1/30/24	EUR	40,000	40,978
Level 3 Financing, Inc., 4.625%, 9/15/27(6)		$171,000	156,721
Turk Telekomunikasyon AS, 4.875%, 6/19/24(6)		80,000	69,212
Verizon Communications, Inc., 1.75%, 1/20/31		160,000	134,021
			652,871
Electric Utilities — 0.2%
Duke Energy Carolinas LLC, 3.20%, 8/15/49		190,000	156,448
Duke Energy Florida LLC, 3.85%, 11/15/42		80,000	72,373
Duke Energy Progress LLC, 4.15%, 12/1/44		9,000	8,487
Exelon Corp., 4.45%, 4/15/46		90,000	84,678
Israel Electric Corp. Ltd., 6.875%, 6/21/23(6)		41,000	42,009
MidAmerican Energy Co., 4.40%, 10/15/44		40,000	39,315
Northern States Power Co., 3.20%, 4/1/52		120,000	99,625
Perusahaan Perseroan (Persero) PT Perusahaan Listrik Negara, 3.00%, 6/30/30		375,000	319,241
			822,176
Equity Real Estate Investment Trusts (REITs) — 0.1%
EPR Properties, 4.95%, 4/15/28		371,000	346,616
26

		Shares/ Principal Amount	Value
VICI Properties LP / VICI Note Co., Inc., 5.625%, 5/1/24(6)		$20,000	$20,034
			366,650
Food and Staples Retailing†
Tesco PLC, 5.00%, 3/24/23	GBP	50,000	61,429
Health Care Providers and Services — 0.3%
CVS Health Corp., 4.78%, 3/25/38		$310,000	310,784
DaVita, Inc., 4.625%, 6/1/30(6)		370,000	304,107
Kaiser Foundation Hospitals, 3.00%, 6/1/51		130,000	100,021
Universal Health Services, Inc., 2.65%, 10/15/30(6)		420,000	343,726
			1,058,638
Hotels, Restaurants and Leisure†
MGM Resorts International, 6.00%, 3/15/23		30,000	30,296
MGM Resorts International, 4.625%, 9/1/26		8,000	7,452
Penn National Gaming, Inc., 5.625%, 1/15/27(6)		35,000	32,566
Penn National Gaming, Inc., 4.125%, 7/1/29(6)		54,000	45,007
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.25%, 5/15/27(6)		50,000	46,497
			161,818
Household Durables†
Meritage Homes Corp., 5.125%, 6/6/27		40,000	39,219
Insurance — 0.1%
AXA SA, VRN, 3.375%, 7/6/47	EUR	200,000	206,376
Interactive Media and Services†
Tencent Holdings Ltd., 3.80%, 2/11/25(6)		$61,000	60,766
Internet and Direct Marketing Retail†
Alibaba Group Holding Ltd., 2.80%, 6/6/23		140,000	138,966
IT Services†
International Business Machines Corp., 1.75%, 3/7/28	EUR	100,000	102,396
Media — 0.1%
DISH DBS Corp., 7.75%, 7/1/26		$200,000	166,557
Paramount Global, 4.375%, 3/15/43		65,000	51,901
WPP Finance 2013, 3.00%, 11/20/23	EUR	100,000	104,232
			322,690
Metals and Mining — 0.3%
Alcoa Nederland Holding BV, 4.125%, 3/31/29(6)		$200,000	188,413
Cleveland-Cliffs, Inc., 4.625%, 3/1/29(6)		330,000	308,486
Minera Mexico SA de CV, 4.50%, 1/26/50(6)		375,000	297,051
Teck Resources Ltd., 6.25%, 7/15/41		90,000	92,102
			886,052
Mortgage Real Estate Investment Trusts (REITs) — 0.1%
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp., 4.75%, 6/15/29(6)		257,000	219,740
Multi-Utilities†
Dominion Energy, Inc., 4.90%, 8/1/41		70,000	70,077
Oil, Gas and Consumable Fuels — 0.4%
Antero Resources Corp., 7.625%, 2/1/29(6)		128,000	135,062
BP Capital Markets America, Inc., 3.06%, 6/17/41		130,000	107,607
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 5.75%, 4/1/25		25,000	24,652
Enbridge, Inc., 3.40%, 8/1/51		150,000	119,439
Enterprise Products Operating LLC, 4.85%, 3/15/44		220,000	211,424
Enterprise Products Operating LLC, 3.30%, 2/15/53		107,000	83,653
27

		Shares/ Principal Amount	Value
Galaxy Pipeline Assets Bidco Ltd., 2.94%, 9/30/40(6)		$368,479	$310,569
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39		130,000	138,810
MEG Energy Corp., 5.875%, 2/1/29(6)		160,000	152,253
Petroleos Mexicanos, 6.50%, 3/13/27		41,000	37,126
Southwestern Energy Co., 5.95%, 1/23/25		5,000	5,067
			1,325,662
Pharmaceuticals†
Viatris, Inc., 4.00%, 6/22/50		164,000	113,880
Road and Rail†
Burlington Northern Santa Fe LLC, 4.45%, 3/15/43		16,000	16,193
Burlington Northern Santa Fe LLC, 4.15%, 4/1/45		100,000	96,639
			112,832
Software — 0.1%
Oracle Corp., 3.60%, 4/1/40		220,000	170,973
Transportation Infrastructure — 0.1%
Adani Ports & Special Economic Zone Ltd., 4.00%, 7/30/27		375,000	347,374
DP World Crescent Ltd., 4.85%, 9/26/28		175,000	177,427
			524,801
Wireless Telecommunication Services — 0.1%
C&W Senior Financing DAC, 6.875%, 9/15/27(6)		97,000	86,757
Millicom International Cellular SA, 5.125%, 1/15/28(6)		91,800	84,526
Sprint Corp., 7.125%, 6/15/24		70,000	73,442
			244,725
TOTAL CORPORATE BONDS (Cost $19,424,677)			17,424,672
SOVEREIGN GOVERNMENTS AND AGENCIES — 4.6%
Australia — 0.1%
Australia Government Bond, 3.00%, 3/21/47	AUD	505,000	327,247
New South Wales Treasury Corp., 3.00%, 3/20/28	AUD	285,000	196,451
			523,698
Austria — 0.1%
Republic of Austria Government Bond, 0.75%, 10/20/26(6)	EUR	140,000	143,873
Republic of Austria Government Bond, 4.15%, 3/15/37(6)	EUR	101,000	136,638
			280,511
Belgium†
Kingdom of Belgium Government Bond, 4.25%, 3/28/41(6)	EUR	47,000	64,882
Canada — 1.4%
Canadian Government Bond, 0.25%, 4/1/24	CAD	4,000,000	2,988,685
Canadian Government Bond, 0.25%, 3/1/26	CAD	1,150,000	823,019
Province of British Columbia Canada, 2.85%, 6/18/25	CAD	684,000	530,450
Province of Quebec Canada, 3.00%, 9/1/23	CAD	460,000	358,359
Province of Quebec Canada, 5.75%, 12/1/36	CAD	325,000	312,721
Province of Quebec Canada, 5.00%, 12/1/41	CAD	33,000	30,091
Province of Quebec Canada, 3.50%, 12/1/48	CAD	102,000	76,297
			5,119,622
China — 0.4%
China Government Bond, 3.39%, 3/16/50	CNY	10,340,000	1,553,769
Czech Republic†
Czech Republic Government Bond, 4.70%, 9/12/22	CZK	2,100,000	87,069
Denmark†
Denmark Government Bond, 0.50%, 11/15/27	DKK	517,000	69,782
28

		Shares/ Principal Amount	Value
Denmark Government Bond, 4.50%, 11/15/39	DKK	260,000	$52,404
			122,186
Finland — 0.5%
Finland Government Bond, 4.00%, 7/4/25(6)	EUR	173,000	195,017
Finland Government Bond, 0.125%, 4/15/36(6)	EUR	1,750,000	1,473,621
			1,668,638
France — 0.6%
French Republic Government Bond OAT, 2.50%, 5/25/30	EUR	1,170,000	1,327,884
French Republic Government Bond OAT, 0.00%, 11/25/31(7)	EUR	850,000	775,705
			2,103,589
Germany†
Bundesrepublik Deutschland Bundesanleihe, 0.00%, 8/15/52(7)	EUR	60,000	44,559
Ireland — 0.1%
Ireland Government Bond, 3.40%, 3/18/24	EUR	196,000	210,328
Italy — 0.4%
Italy Buoni Poliennali Del Tesoro, 1.50%, 6/1/25	EUR	263,000	267,211
Italy Buoni Poliennali Del Tesoro, 2.00%, 12/1/25	EUR	971,000	997,252
			1,264,463
Japan†
Japan Government Thirty Year Bond, 1.40%, 12/20/45	JPY	11,400,000	92,917
Malaysia — 0.1%
Malaysia Government Bond, 3.96%, 9/15/25	MYR	785,000	178,382
Mexico — 0.1%
Mexico Government International Bond, 4.15%, 3/28/27		$400,000	402,406
Netherlands — 0.1%
Netherlands Government Bond, 0.50%, 7/15/26(6)	EUR	401,000	408,608
Netherlands Government Bond, 2.75%, 1/15/47(6)	EUR	63,000	83,230
			491,838
Norway — 0.1%
Norway Government Bond, 2.00%, 5/24/23(6)	NOK	360,000	37,117
Norway Government Bond, 1.75%, 2/17/27(6)	NOK	1,510,000	150,067
			187,184
Poland†
Republic of Poland Government Bond, 4.00%, 10/25/23	PLN	650,000	136,016
Singapore — 0.1%
Singapore Government Bond, 3.125%, 9/1/22	SGD	288,000	208,594
Spain — 0.1%
Spain Government Bond, 4.40%, 10/31/23(6)	EUR	5,000	5,351
Spain Government Bond, 1.60%, 4/30/25(6)	EUR	164,000	171,830
Spain Government Bond, 5.15%, 10/31/28(6)	EUR	16,000	20,142
Spain Government Bond, 5.15%, 10/31/44(6)	EUR	30,000	45,658
			242,981
Switzerland — 0.1%
Swiss Confederation Government Bond, 1.25%, 5/28/26	CHF	253,000	278,638
Swiss Confederation Government Bond, 2.50%, 3/8/36	CHF	89,000	116,666
			395,304
Thailand — 0.1%
Thailand Government Bond, 3.625%, 6/16/23	THB	3,450,000	95,670
Thailand Government Bond, 3.85%, 12/12/25	THB	9,350,000	268,686
			364,356
29

		Shares/ Principal Amount	Value
United Kingdom — 0.2%
United Kingdom Gilt, 0.125%, 1/30/26	GBP	600,000	$694,199
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $18,169,469)			16,437,491
COLLATERALIZED LOAN OBLIGATIONS — 2.1%
Ares XL CLO Ltd., Series 2016-40A, Class CRR, VRN, 5.31%, (3-month LIBOR plus 2.80%), 1/15/29(6)		$375,000	346,541
ARES XLVII CLO Ltd., Series 2018-47A, Class C, VRN, 4.26%, (3-month LIBOR plus 1.75%), 4/15/30(6)		150,000	141,929
Ares XXXIV CLO Ltd., Series 2015-2A, Class BR2, VRN, 4.34%, (3-month LIBOR plus 1.60%), 4/17/33(6)		550,000	524,407
Ares XXXIX CLO Ltd., Series 2016-39A, Class CR2, VRN, 4.79%, (3-month LIBOR plus 2.05%), 4/18/31(6)		425,000	402,239
Carlyle Global Market Strategies CLO Ltd., Series 2012-4A, Class CR3, VRN, 5.36%, (3-month LIBOR plus 2.60%), 4/22/32(6)		750,000	717,179
CIFC Funding Ltd., Series 2017-5A, Class B, VRN, 4.59%, (3-month LIBOR plus 1.85%), 11/16/30(6)		400,000	378,200
Cook Park CLO Ltd., Series 2018-1A, Class C, VRN, 4.49%, (3-month LIBOR plus 1.75%), 4/17/30(6)		750,000	708,016
Dewolf Park CLO Ltd., Series 2017-1A, Class CR, VRN, 4.36%, (3-month LIBOR plus 1.85%), 10/15/30(6)		250,000	239,022
Eaton Vance CLO Ltd., Series 2015-1A, Class CR, VRN, 4.61%, (3-month LIBOR plus 1.90%), 1/20/30(6)		250,000	237,380
Goldentree Loan Opportunities X Ltd., Series 2015-10A, Class AR, VRN, 3.83%, (3-month LIBOR plus 1.12%), 7/20/31(6)		250,000	245,276
KKR CLO Ltd., Series 2018, Class CR, VRN, 4.84%, (3-month LIBOR plus 2.10%), 7/18/30(6)		250,000	241,923
KKR CLO Ltd., Series 2022A, Class B, VRN, 4.31%, (3-month LIBOR plus 1.60%), 7/20/31(6)		450,000	432,249
Magnetite VIII Ltd., Series 2014-8A, Class BR2, VRN, 4.01%, (3-month LIBOR plus 1.50%), 4/15/31(6)		400,000	384,782
Magnetite XXV Ltd., Series 2020-25A, Class C, VRN, 4.88%, (3-month LIBOR plus 2.10%), 1/25/32(6)		350,000	336,098
Marathon CLO Ltd., Series 2021-17A, Class B1, VRN, 5.39%, (3-month LIBOR plus 2.68%), 1/20/35(6)		325,000	308,954
MF1 Ltd., Series 2021-FL7, Class AS, VRN, 3.61%, (1-month LIBOR plus 1.45%), 10/16/36(6)		518,000	492,232
Palmer Square Loan Funding Ltd., Series 2022-1A, Class B, VRN, 4.33%, (3-month SOFR plus 2.00%), 4/15/30(6)		225,000	215,037
Rockford Tower CLO Ltd., Series 2020-1A, Class C, VRN, 5.06%, (3-month LIBOR plus 2.35%), 1/20/32(6)		325,000	313,504
Sound Point CLO IX Ltd., Series 2015-2A, Class CRRR, VRN, 5.21%, (3-month LIBOR plus 2.50%), 7/20/32(6)		550,000	521,038
Symphony CLO XXII Ltd., Series 2020-22A, Class B, VRN, 4.44%, (3-month LIBOR plus 1.70%), 4/18/33(6)		500,000	478,588
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $8,028,139)			7,664,594
ASSET-BACKED SECURITIES — 0.7%
Blackbird Capital Aircraft, Series 2021-1A, Class A SEQ, 2.44%, 7/15/46(6)		291,169	252,541
BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A, Class A SEQ, 2.94%, 5/25/29(6)		60,179	58,784
FirstKey Homes Trust, Series 2020-SFR1, Class C, 1.94%, 8/17/37(6)		400,000	375,123
FirstKey Homes Trust, Series 2020-SFR2, Class E, 2.67%, 10/19/37(6)		700,000	646,220
30

	Shares/ Principal Amount	Value
Lunar Aircarft Ltd., Series 2020-1A, Class A SEQ, 3.38%, 2/15/45(6)	$482,708	$415,954
MAPS Trust, Series 2021-1A, Class A SEQ, 2.52%, 6/15/46(6)	893,783	786,451
VSE VOI Mortgage LLC, Series 2018-A, Class B, 3.72%, 2/20/36(6)	145,310	142,237
TOTAL ASSET-BACKED SECURITIES (Cost $2,985,859)		2,677,310
PREFERRED STOCKS — 0.5%
Automobiles — 0.1%
Volkswagen International Finance NV, 3.875%	300,000	272,855
Diversified Telecommunication Services†
Telefonica Europe BV, 5.875%	100,000	103,599
Electric Utilities†
Electricite de France SA, 3.375%	200,000	163,920
Insurance — 0.2%
Allianz SE, 2.625%	200,000	161,995
Allianz SE, 3.20%(6)	200,000	152,935
Allianz SE, 3.375%	200,000	207,019
Credit Agricole Assurances SA, 4.25%	100,000	104,573
Intesa Sanpaolo Vita SpA, 4.75%	200,000	205,922
		832,444
Oil, Gas and Consumable Fuels — 0.1%
Eni SpA, 3.375%	300,000	257,923
Trading Companies and Distributors — 0.1%
Aircastle Ltd., 5.25%(6)	365,000	292,816
TOTAL PREFERRED STOCKS (Cost $2,613,544)		1,923,557
COLLATERALIZED MORTGAGE OBLIGATIONS — 0.5%
Private Sponsor Collateralized Mortgage Obligations — 0.4%
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A5, VRN, 2.48%, 8/25/34	$65,141	64,067
COLT Mortgage Loan Trust, Series 2021-3, Class M1, VRN, 2.30%, 9/27/66(6)	700,000	493,176
JP Morgan Mortgage Trust, Series 2014-5, Class A1, VRN, 2.83%, 10/25/29(6)	56,713	54,726
Radnor RE Ltd., Series 2021-1, Class M1B, VRN, 3.21%, (30-day average SOFR plus 1.70%), 12/27/33(6)	600,000	585,900
Sofi Mortgage Trust, Series 2016-1A, Class 1A4 SEQ, VRN, 3.00%, 11/25/46(6)	12,429	11,939
Triangle Re Ltd., Series 2021-2, Class M1A, VRN, 4.31%, (1-month LIBOR plus 2.05%), 10/25/33(6)	109,183	108,856
		1,318,664
U.S. Government Agency Collateralized Mortgage Obligations — 0.1%
FHLMC, Series 5123, Class HI, IO, 5.00%, 1/25/42	402,740	73,380
FNMA, Series 2014-C02, Class 2M2, VRN, 4.86%, (1-month LIBOR plus 2.60%), 5/25/24	141,658	142,174
FNMA, Series 2015-C04, Class 1M2, VRN, 7.96%, (1-month LIBOR plus 5.70%), 4/25/28	139,271	145,874
		361,428
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $1,864,126)		1,680,092
MUNICIPAL SECURITIES — 0.4%
Bay Area Toll Authority Rev., 6.92%, 4/1/40	105,000	132,880
Metropolitan Transportation Authority Rev., 6.81%, 11/15/40	30,000	35,969
31

	Shares/ Principal Amount	Value
New Jersey Turnpike Authority Rev., 7.41%, 1/1/40	$100,000	$135,589
New Jersey Turnpike Authority Rev., 7.10%, 1/1/41	9,000	11,861
New York City GO, 6.27%, 12/1/37	40,000	48,044
Ohio Water Development Authority Water Pollution Control Loan Fund Rev., 4.88%, 12/1/34	110,000	117,069
Port Authority of New York & New Jersey Rev., 4.93%, 10/1/51	50,000	55,002
Regents of the University of California Medical Center Pooled Rev., 3.26%, 5/15/60	125,000	95,760
Rutgers The State University of New Jersey Rev., 5.67%, 5/1/40	150,000	172,016
Sacramento Municipal Utility District Rev., 6.16%, 5/15/36	180,000	213,774
San Francisco Public Utilities Commission Water Rev., 6.00%, 11/1/40	75,000	86,227
Santa Clara Valley Transportation Authority Rev., 5.88%, 4/1/32	105,000	116,537
State of California GO, 4.60%, 4/1/38	40,000	40,984
State of California GO, 7.55%, 4/1/39	30,000	41,398
State of California GO, 7.30%, 10/1/39	30,000	39,305
State of California GO, 7.60%, 11/1/40	65,000	90,498
State of Washington GO, 5.14%, 8/1/40	5,000	5,690
TOTAL MUNICIPAL SECURITIES (Cost $1,289,469)		1,438,603
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 0.2%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities†
FHLMC, VRN, 2.72%, (12-month LIBOR plus 1.87%), 7/1/36	3,980	4,089
FHLMC, VRN, 2.20%, (1-year H15T1Y plus 2.14%), 10/1/36	12,410	12,850
FHLMC, VRN, 2.58%, (1-year H15T1Y plus 2.26%), 4/1/37	37,192	38,344
FHLMC, VRN, 2.99%, (12-month LIBOR plus 1.88%), 7/1/41	21,711	22,430
FNMA, VRN, 3.18%, (6-month LIBOR plus 1.57%), 6/1/35	18,900	19,401
FNMA, VRN, 3.29%, (6-month LIBOR plus 1.57%), 6/1/35	14,805	15,199
FNMA, VRN, 2.38%, (6-month LIBOR plus 1.54%), 9/1/35	3,018	3,092
FNMA, VRN, 2.60%, (1-year H15T1Y plus 2.16%), 3/1/38	30,431	31,485
		146,890
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 0.2%
FHLMC, 6.00%, 2/1/38	56,909	62,020
FNMA, 3.50%, 3/1/34	46,260	46,913
GNMA, 7.00%, 1/15/24	103	104
GNMA, 8.00%, 7/15/24	1,354	1,365
GNMA, 8.00%, 9/15/24	459	460
GNMA, 9.00%, 4/20/25	161	162
GNMA, 7.50%, 10/15/25	1,743	1,756
GNMA, 7.50%, 2/15/26	3,714	3,843
GNMA, 8.25%, 7/15/26	10,646	10,733
GNMA, 7.00%, 12/15/27	8,617	8,634
GNMA, 6.50%, 2/15/28	1,308	1,379
GNMA, 6.50%, 3/15/28	5,560	5,862
32

	Shares/ Principal Amount	Value
GNMA, 6.50%, 4/15/28	$282	$298
GNMA, 6.00%, 10/15/28	6,703	7,066
GNMA, 7.00%, 5/15/31	2,734	2,966
GNMA, 5.50%, 11/15/32	14,307	15,531
GNMA, 6.50%, 10/15/38	211,886	237,888
GNMA, 4.50%, 6/15/41	80,034	84,296
GNMA, 3.50%, 6/20/42	113,032	114,688
		605,964
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $733,951)		752,854
EXCHANGE-TRADED FUNDS — 0.1%
iShares Core S&P 500 ETF	434	179,797
iShares MSCI EAFE Value ETF	4,599	203,874
TOTAL EXCHANGE-TRADED FUNDS (Cost $386,071)		383,671
COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.1%
Ready Capital Mortgage Financing LLC, Series 2021-FL6, Class B, VRN, 3.86%, (1-month LIBOR plus 1.60%), 7/25/36(6) (Cost $300,000)	$300,000	283,671
SHORT-TERM INVESTMENTS — 10.8%
Certificates of Deposit — 1.2%
Credit Agricole Corporate and Investment Bank, 2.31%, 8/1/22 (LOC: Credit Agricole SA)(6)	1,365,000	1,365,000
Nordea Bank Abp, VRN, 2.62%, (SOFR plus 0.34%), 10/17/22(6)	2,540,000	2,540,150
Svenska Handelsbanken AB, VRN, 2.06%, (SOFR plus 0.53%), 5/19/23(6)	500,000	499,387
		4,404,537
Commercial Paper(9) — 3.2%
Alinghi Funding Co. LLC, 1.58%, 9/20/22 (LOC: UBS AG)(6)	1,000,000	997,847
Bank of Nova Scotia, 0.21%, 9/20/22(6)	950,000	946,606
BNP Paribas SA, VRN, 2.69%, (SOFR plus 0.41%), 12/13/22	700,000	700,000
Canadian Imperial Bank of Commerce, 0.22%, 11/4/22(6)	2,160,000	2,144,072
Ridgefield Funding Co. LLC, Series A1, VRN, 2.47%, (SOFR plus 0.19%), 8/9/22 (LOC: BNP Paribas)(6)	450,000	450,000
Skandinaviska Enskilda Banken AB, Series GLOB, VRN, 1.97%, (SOFR plus 0.44%), 12/27/22(6)	1,500,000	1,500,000
Skandinaviska Enskilda Banken AB, Series GLOB, VRN, 1.93%, (SOFR plus 0.40%), 11/17/22(6)	1,000,000	999,837
Svenska Handelsbanken AB, 0.35%, 11/1/22(6)	1,640,000	1,628,609
Toyota Credit Canada, Inc., 1.24%, 8/16/22(6)	1,000,000	998,816
Washington Morgan Capital Co. LLC, 2.65%, 10/27/22 (LOC: Goldman Sachs & Co.)(6)	1,000,000	992,688
		11,358,475
Money Market Funds — 4.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class	14,422,398	14,422,398
State Street Navigator Securities Lending Government Money Market Portfolio(10)	659,322	659,322
		15,081,720
Treasury Bills(9) — 2.2%
U.S. Treasury Bills, 0.89%, 9/22/22	$1,100,000	1,096,739
33

	Shares/ Principal Amount	Value
U.S. Treasury Bills, 1.93%, 4/20/23(5)	$7,100,000	$6,955,576
		8,052,315
TOTAL SHORT-TERM INVESTMENTS (Cost $38,977,774)		38,897,047
TOTAL INVESTMENT SECURITIES — 99.8% (Cost $338,361,135)		357,294,920
OTHER ASSETS AND LIABILITIES — 0.2%		545,776
TOTAL NET ASSETS — 100.0%		$357,840,696
34

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	99,149	AUD	137,532	Credit Suisse AG	9/14/22	$2,991
CAD	7,155	USD	5,537	Goldman Sachs & Co.	9/29/22	49
CAD	9,923	USD	7,710	Goldman Sachs & Co.	9/29/22	37
CAD	6,416	USD	4,945	Goldman Sachs & Co.	9/29/22	64
CAD	6,229	USD	4,801	Goldman Sachs & Co.	9/29/22	63
CAD	1,954	USD	1,491	Goldman Sachs & Co.	9/29/22	35
CAD	8,132	USD	6,237	Goldman Sachs & Co.	9/29/22	112
USD	4,226,960	CAD	5,318,742	UBS AG	9/14/22	73,960
USD	176,103	CAD	229,094	Goldman Sachs & Co.	9/29/22	(2,762)
USD	8,036	CAD	10,443	Goldman Sachs & Co.	9/29/22	(118)
USD	22,137	CAD	28,701	Goldman Sachs & Co.	9/29/22	(272)
USD	11,224	CAD	14,463	Goldman Sachs & Co.	9/29/22	(68)
USD	6,041	CAD	7,785	Goldman Sachs & Co.	9/29/22	(37)
USD	6,686	CAD	8,613	Goldman Sachs & Co.	9/29/22	(39)
USD	8,291	CAD	10,680	Goldman Sachs & Co.	9/29/22	(47)
USD	19,857	CAD	25,578	Goldman Sachs & Co.	9/29/22	(113)
USD	3,323	CAD	4,276	Goldman Sachs & Co.	9/29/22	(16)
USD	1,068	CAD	1,393	Goldman Sachs & Co.	9/29/22	(20)
USD	9,636	CAD	12,478	Goldman Sachs & Co.	9/29/22	(106)
USD	5,094	CAD	6,566	Goldman Sachs & Co.	9/29/22	(33)
USD	7,053	CAD	9,092	Goldman Sachs & Co.	9/29/22	(45)
USD	4,269	CAD	5,505	Goldman Sachs & Co.	9/29/22	(29)
USD	7,987	CAD	10,226	Goldman Sachs & Co.	9/29/22	3
USD	1,425	CAD	1,825	Goldman Sachs & Co.	9/29/22	1
USD	7,903	CAD	10,177	Morgan Stanley	9/29/22	(43)
USD	8,527	CAD	10,981	Morgan Stanley	9/29/22	(46)
USD	226,511	CHF	218,588	Morgan Stanley	9/14/22	(3,860)
CNY	8,682,504	USD	1,301,140	Morgan Stanley	9/14/22	(14,064)
USD	71,954	DKK	497,838	UBS AG	9/14/22	3,394
EUR	21,359	USD	22,465	JPMorgan Chase Bank N.A.	9/30/22	(545)
EUR	2,818	USD	2,951	JPMorgan Chase Bank N.A.	9/30/22	(59)
EUR	4,077	USD	4,199	JPMorgan Chase Bank N.A.	9/30/22	(15)
EUR	3,688	USD	3,779	JPMorgan Chase Bank N.A.	9/30/22	6
EUR	24,962	USD	25,295	JPMorgan Chase Bank N.A.	9/30/22	323
USD	4,362,255	EUR	4,058,474	JPMorgan Chase Bank N.A.	9/14/22	201,872
USD	960,856	EUR	908,714	JPMorgan Chase Bank N.A.	9/30/22	28,259
USD	102,172	EUR	96,628	JPMorgan Chase Bank N.A.	9/30/22	3,005
USD	3,309	EUR	3,106	JPMorgan Chase Bank N.A.	9/30/22	122
USD	24,489	EUR	23,087	JPMorgan Chase Bank N.A.	9/30/22	795
USD	2,116	EUR	2,072	JPMorgan Chase Bank N.A.	9/30/22	(11)
USD	3,268	EUR	3,199	JPMorgan Chase Bank N.A.	9/30/22	(15)
USD	25,136	EUR	24,833	JPMorgan Chase Bank N.A.	9/30/22	(350)
USD	4,162	EUR	4,077	JPMorgan Chase Bank N.A.	9/30/22	(23)
USD	37,116	EUR	36,333	JPMorgan Chase Bank N.A.	9/30/22	(172)
USD	3,285	EUR	3,216	JPMorgan Chase Bank N.A.	9/30/22	(15)
USD	2,782	EUR	2,718	JPMorgan Chase Bank N.A.	9/30/22	(8)
USD	4,393	EUR	4,276	JPMorgan Chase Bank N.A.	9/30/22	4
USD	24,065	EUR	23,434	JPMorgan Chase Bank N.A.	9/30/22	15
USD	29,705	EUR	29,052	JPMorgan Chase Bank N.A.	9/30/22	(110)
35

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	3,118	EUR	3,050	JPMorgan Chase Bank N.A.	9/30/22	$(12)
GBP	355,617	USD	446,168	Bank of America N.A.	9/14/22	(12,673)
GBP	5,512	USD	6,774	Bank of America N.A.	9/30/22	(52)
GBP	8,014	USD	9,667	Bank of America N.A.	9/30/22	106
GBP	4,823	USD	5,767	Bank of America N.A.	9/30/22	114
GBP	3,974	USD	4,721	Bank of America N.A.	9/30/22	125
GBP	8,440	USD	10,186	Bank of America N.A.	9/30/22	107
GBP	3,603	USD	4,339	Bank of America N.A.	9/30/22	54
USD	201,077	GBP	163,671	Bank of America N.A.	9/30/22	1,488
USD	6,107	GBP	4,998	Bank of America N.A.	9/30/22	13
USD	5,122	GBP	4,216	Bank of America N.A.	9/30/22	(18)
USD	5,702	GBP	4,736	Bank of America N.A.	9/30/22	(74)
USD	4,986	GBP	4,142	Bank of America N.A.	9/30/22	(65)
USD	4,854	GBP	4,056	Bank of America N.A.	9/30/22	(92)
IDR	2,176,725,218	USD	150,461	Goldman Sachs & Co.	9/14/22	(3,816)
ILS	161,671	USD	48,906	UBS AG	9/14/22	(1,224)
JPY	801,678,773	USD	5,996,281	Bank of America N.A.	9/14/22	35,086
JPY	238,000	USD	1,762	Bank of America N.A.	9/30/22	31
JPY	326,400	USD	2,415	Bank of America N.A.	9/30/22	44
JPY	247,095	USD	1,790	Bank of America N.A.	9/30/22	72
USD	1,643,342	JPY	215,784,218	Bank of America N.A.	9/14/22	19,906
USD	52,308	JPY	7,017,600	Bank of America N.A.	9/30/22	(559)
USD	2,497	JPY	337,280	Bank of America N.A.	9/30/22	(44)
USD	1,326	JPY	182,240	Bank of America N.A.	9/30/22	(47)
KRW	519,084,252	USD	414,389	Goldman Sachs & Co.	9/14/22	(15,959)
MXN	7,800,000	USD	392,019	Goldman Sachs & Co.	9/14/22	(12,401)
USD	309,408	MXN	6,181,480	Goldman Sachs & Co.	9/14/22	8,562
NOK	29,841	USD	2,935	UBS AG	9/30/22	156
NOK	28,841	USD	2,914	UBS AG	9/30/22	74
NOK	65,502	USD	6,572	UBS AG	9/30/22	213
NOK	34,059	USD	3,437	UBS AG	9/30/22	91
NOK	21,388	USD	2,161	UBS AG	9/30/22	55
NOK	23,534	USD	2,392	UBS AG	9/30/22	46
USD	96,534	NOK	960,869	UBS AG	9/30/22	(3,004)
USD	3,529	NOK	34,612	UBS AG	9/30/22	(57)
USD	5,114	NOK	51,660	UBS AG	9/30/22	(237)
SEK	1,442,912	USD	147,803	UBS AG	9/14/22	(5,541)
USD	307,396	THB	10,560,588	Goldman Sachs & Co.	9/14/22	19,645
						$322,182

36

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
Euro-Bobl 5-Year Bonds	27	September 2022	$3,528,616	$72,260
Korean Treasury 10-Year Bonds	7	September 2022	623,432	34,367
U.K. Gilt 10-Year Bonds	23	September 2022	3,310,151	3,329
U.S. Treasury 2-Year Notes	34	September 2022	7,155,672	(30,082)
U.S. Treasury 5-Year Notes	36	September 2022	4,094,156	63,492
U.S. Treasury 10-Year Notes	23	September 2022	2,786,234	3,454
U.S. Treasury 10-Year Ultra Notes	22	September 2022	2,887,500	33,035
U.S. Treasury Long Bonds	10	September 2022	1,440,000	47,481
			$25,825,761	$227,336
^Amount represents value and unrealized appreciation (depreciation).

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS
Reference Entity	Type	Fixed Rate Received (Paid) Quarterly	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value^
Markit CDX North America High Yield Index Series 37	Buy	(5.00)%	12/20/26	$3,702,600	$(153,321)	$42,988	$(110,333)
Markit CDX North America High Yield Index Series 38	Buy	(5.00)%	6/20/27	$1,386,000	46,041	(70,239)	(24,198)
					$(107,280)	$(27,251)	$(134,531)
^The value for credit default swap agreements serves as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity's credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.
37

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
AUD	-	Australian Dollar
CAD	-	Canadian Dollar
CDX	-	Credit Derivatives Indexes
CHF	-	Swiss Franc
CNY	-	Chinese Yuan
CZK	-	Czech Koruna
DKK	-	Danish Krone
EUR	-	Euro
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
GBP	-	British Pound
GNMA	-	Government National Mortgage Association
GO	-	General Obligation
H15T1Y	-	Constant Maturity U.S. Treasury Note Yield Curve Rate Index
IDR	-	Indonesian Rupiah
ILS	-	Israeli Shekel
IO	-	Interest Only
JPY	-	Japanese Yen
KRW	-	South Korean Won
LIBOR	-	London Interbank Offered Rate
LOC	-	Letter of Credit
MXN	-	Mexican Peso
MYR	-	Malaysian Ringgit
NOK	-	Norwegian Krone
PLN	-	Polish Zloty
SEK	-	Swedish Krona
SEQ	-	Sequential Payer
SGD	-	Singapore Dollar
SOFR	-	Secured Overnight Financing Rate
THB	-	Thai Baht
USD	-	United States Dollar
VRDN	-	Variable Rate Demand Note. The instrument may be payable upon demand and adjusts periodically based upon the terms set forth in the security's offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The date of the demand feature is disclosed.
VRN	-	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
†Category is less than 0.05% of total net assets.
(1)Investments are funds within the American Century Investments family of funds and are considered affiliated funds.
(2)Non-income producing.
(3)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $766,791. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(4)Security may be subject to resale, redemption or transferability restrictions.
(5)Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward foreign currency exchange contracts, futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $1,895,347.
(6)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $33,667,243, which represented 9.4% of total net assets.
38

(7)Security is a zero-coupon bond. Zero-coupon securities may be issued at a substantial discount from their value at maturity.
(8)Restricted security that may not be offered for public sale without being registered with the Securities and Exchange Commission and/or may be subject to resale, redemption or transferability restrictions. The aggregate value of these securities at the period end was $3,000,000, which represented 0.8% of total net assets.
(9)The rate indicated is the yield to maturity at purchase for non-interest bearing securities. For interest bearing securities, the stated coupon rate is shown.
(10)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $796,241, which includes securities collateral of $136,919.

See Notes to Financial Statements.
39

Statement of Assets and Liabilities

JULY 31, 2022
Assets
Investment securities - unaffiliated, at value (cost of $220,642,096) — including $766,791 of securities on loan	$224,988,360
Investment securities - affiliated, at value (cost of $117,059,717)	131,647,238
Investment made with cash collateral received for securities on loan, at value (cost of $659,322)	659,322
Total investment securities, at value (cost of $338,361,135)	357,294,920
Foreign currency holdings, at value (cost of $25,453)	23,351
Foreign deposits with broker for futures contracts, at value (cost of $51,184)	50,928
Receivable for investments sold	635,596
Receivable for capital shares sold	61,620
Receivable for variation margin on futures contracts	67,405
Unrealized appreciation on forward foreign currency exchange contracts	401,098
Interest and dividends receivable	682,456
Securities lending receivable	689
359,218,063

Liabilities
Disbursements in excess of demand deposit cash	126,992
Payable for collateral received for securities on loan	659,322
Payable for investments purchased	150,326
Payable for capital shares redeemed	148,261
Payable for variation margin on swap agreements	7,515
Unrealized depreciation on forward foreign currency exchange contracts	78,916
Accrued management fees	178,445
Distribution and service fees payable	27,590
1,377,367

Net Assets	$357,840,696

Net Assets Consist of:
Capital (par value and paid-in surplus)	$333,510,779
Distributable earnings	24,329,917
$357,840,696

	Net Assets	Shares Outstanding	Net Asset Value Per Share*
Investor Class, $0.01 Par Value	$136,990,072	25,618,325	$5.35
I Class, $0.01 Par Value	$35,547,959	6,644,544	$5.35
A Class, $0.01 Par Value	$79,127,994	14,815,358	$5.34
C Class, $0.01 Par Value	$8,605,725	1,650,800	$5.21
R Class, $0.01 Par Value	$10,251,143	1,925,348	$5.32
R5 Class, $0.01 Par Value	$7,991	1,492	$5.36
R6 Class, $0.01 Par Value	$87,309,812	16,317,952	$5.35
*Maximum offering price per share was equal to the net asset value per share for all share classes, except Class A, for which the maximum offering price per share was $5.67 (net asset value divided by 0.9425). A contingent deferred sales charge may be imposed on redemptions of Class A and Class C.

See Notes to Financial Statements.
40

Statement of Operations

YEAR ENDED JULY 31, 2022
Investment Income (Loss)
Income:
Interest (net of foreign taxes withheld of $3,260)	$6,461,548
Income distributions from affiliated funds	2,957,833
Dividends (net of foreign taxes withheld of $57,886)	1,554,541
Securities lending, net	4,844
10,978,766

Expenses:
Management fees	3,620,727
Distribution and service fees:
A Class	214,984
C Class	108,541
R Class	55,139
Directors' fees and expenses	9,975
Other expenses	14,938
4,024,304
Fees waived(1)	(1,151,190)
2,873,114

Net investment income (loss)	8,105,652

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (including $4,084,725 from affiliated funds and net of foreign tax expenses paid (refunded) of $1,352)	13,349,848
Forward foreign currency exchange contract transactions	1,331,369
Futures contract transactions	(938,553)
Swap agreement transactions	53,415
Foreign currency translation transactions	(93,795)
Capital gain distributions received from affiliated funds	16,687
13,718,971

Change in net unrealized appreciation (depreciation) on:
Investments (including $(19,672,089) from affiliated funds and (increase) decrease in accrued foreign taxes of $1,682)	(56,043,464)
Forward foreign currency exchange contracts	173,203
Futures contracts	127,518
Swap agreements	(27,251)
Translation of assets and liabilities in foreign currencies	(15,279)
(55,785,273)

Net realized and unrealized gain (loss)	(42,066,302)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(33,960,650)
(1)Amount consists of $441,907, $103,198, $244,933, $30,903, $31,408, $33,907 and $264,934 for Investor Class, I Class, A Class, C Class, R Class, R5 Class and R6 Class, respectively.

See Notes to Financial Statements.
41

Statement of Changes in Net Assets

YEARS ENDED JULY 31, 2022 AND JULY 31, 2021
Increase (Decrease) in Net Assets	July 31, 2022	July 31, 2021
Operations
Net investment income (loss)	$8,105,652	$5,802,115
Net realized gain (loss)	13,718,971	26,222,762
Change in net unrealized appreciation (depreciation)	(55,785,273)	37,278,146
Net increase (decrease) in net assets resulting from operations	(33,960,650)	69,303,023

Distributions to Shareholders
From earnings:
Investor Class	(14,197,521)	(6,695,769)
I Class	(3,258,758)	(1,438,166)
A Class	(7,577,852)	(3,455,974)
C Class	(969,725)	(541,627)
R Class	(944,560)	(459,461)
R5 Class	(251,970)	(1,614,113)
R6 Class	(8,816,966)	(3,762,974)
Decrease in net assets from distributions	(36,017,352)	(17,968,084)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(24,231,554)	15,524,665

Net increase (decrease) in net assets	(94,209,556)	66,859,604

Net Assets
Beginning of period	452,050,252	385,190,648
End of period	$357,840,696	$452,050,252

See Notes to Financial Statements.
42

Notes to Financial Statements

JULY 31, 2022

1. Organization

American Century Strategic Asset Allocations, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Strategic Allocation: Conservative Fund (the fund) is one fund in a series issued by the corporation. The fund may invest in varying combinations of other affiliated investment companies such as mutual funds and exchange-traded funds advised by American Century Investments (affiliated funds). The fund will assume the risks associated with the affiliated funds. The fund is an asset allocation fund and its investment objective is to seek the highest level of total return consistent with its asset mix.

The fund offers the Investor Class, I Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Collateralized loan obligations are valued based on discounted cash flow models that consider trade and economic data, prepayment assumptions and default projections. Commercial paper and certificates of deposit are valued using a curve-based approach that considers money market rates for specific instruments, programs, currencies and maturity points from a variety of active market makers. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

43

Hybrid securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Preferred stocks and convertible preferred stocks with perpetual maturities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Hybrid securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service. Investments initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income. Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Income and capital gain distributions, if any, from the affiliated funds are recorded as of the ex-dividend date. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

44

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

45

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of July 31, 2022.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$659,322	—	—	—	$659,322
Gross amount of recognized liabilities for securities lending transactions					$659,322
(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. ACIM serves as the investment advisor for the affiliated funds.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund's assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). The investment advisor will waive the portion of the fund's management fee equal to the expenses attributable to the management fees of the funds advised by American Century Investments in which the fund invests. The amount of this waiver will fluctuate depending on the fund's daily allocation to such funds. This waiver is expected to remain in effect permanently and it cannot be terminated without the approval of the Board of Directors. During the period ended July 31, 2022, the investment advisor agreed to waive an additional 0.18% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2023 and cannot terminate it prior to such date without the approval of the Board of Directors.

The management fee schedule range and the effective annual management fee before and after waiver for each class for the period ended July 31, 2022 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
		Before Waiver	After Waiver
Investor Class	0.80% to 1.00%	1.00%	0.71%
I Class	0.60% to 0.80%	0.80%	0.51%
A Class	0.80% to 1.00%	1.00%	0.71%
C Class	0.80% to 1.00%	1.00%	0.71%
R Class	0.80% to 1.00%	1.00%	0.71%
R5 Class	0.60% to 0.80%	0.80%	0.51%
R6 Class	0.45% to 0.65%	0.65%	0.36%

46

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended July 31, 2022 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.
Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $1,560,689 and $6,399,094, respectively. The effect of interfund transactions on the Statement of Operations was $32,321 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended July 31, 2022 totaled $145,410,889, of which $20,780,881 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended July 31, 2022 totaled $198,564,292, of which $40,132,056 represented U.S. Treasury and Government Agency obligations.

47

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended July 31, 2022		Year ended July 31, 2021
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	500,000,000		500,000,000
Sold	2,404,449	$14,183,260	4,004,568	$24,144,889
Issued in reinvestment of distributions	2,330,401	13,840,893	1,081,604	6,467,181
Redeemed	(5,283,194)	(30,544,732)	(4,468,193)	(27,002,114)
	(548,344)	(2,520,579)	617,979	3,609,956
I Class/Shares Authorized	120,000,000		120,000,000
Sold	2,928,119	17,067,248	1,905,056	11,566,663
Issued in reinvestment of distributions	550,177	3,258,357	240,061	1,437,511
Redeemed	(2,784,085)	(16,413,767)	(1,143,757)	(6,862,440)
	694,211	3,911,838	1,001,360	6,141,734
A Class/Shares Authorized	270,000,000		270,000,000
Sold	2,160,716	12,758,637	3,091,189	18,624,543
Issued in reinvestment of distributions	1,262,338	7,488,099	568,940	3,397,027
Redeemed	(3,015,610)	(17,813,834)	(3,075,861)	(18,625,515)
	407,444	2,432,902	584,268	3,396,055
C Class/Shares Authorized	70,000,000		70,000,000
Sold	567,403	3,440,127	400,624	2,346,781
Issued in reinvestment of distributions	166,126	966,170	92,490	540,053
Redeemed	(988,863)	(5,621,233)	(1,271,056)	(7,510,076)
	(255,334)	(1,214,936)	(777,942)	(4,623,242)
R Class/Shares Authorized	50,000,000		50,000,000
Sold	371,423	2,161,736	390,576	2,359,899
Issued in reinvestment of distributions	159,376	943,066	76,980	458,694
Redeemed	(453,586)	(2,676,781)	(534,155)	(3,272,842)
	77,213	428,021	(66,599)	(454,249)
R5 Class/Shares Authorized	150,000,000		150,000,000
Sold	103,319	664,629	480,848	2,913,012
Issued in reinvestment of distributions	40,002	251,969	269,380	1,614,113
Redeemed	(6,158,876)	(39,840,650)	(819,442)	(4,902,813)
	(6,015,555)	(38,924,052)	(69,214)	(375,688)
R6 Class/Shares Authorized	235,000,000		235,000,000
Sold	3,826,951	22,648,859	3,111,443	19,058,432
Issued in reinvestment of distributions	1,487,260	8,816,966	628,858	3,762,974
Redeemed	(3,454,166)	(19,810,573)	(2,484,704)	(14,991,307)
	1,860,045	11,655,252	1,255,597	7,830,099
Net increase (decrease)	(3,780,320)	$(24,231,554)	2,545,449	$15,524,665

48

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Affiliated Funds	$131,647,238	—	—
Common Stocks	52,844,876	$16,112,617	—
U.S. Treasury Securities	—	67,126,627	—
Corporate Bonds	—	17,424,672	—
Sovereign Governments and Agencies	—	16,437,491	—
Collateralized Loan Obligations	—	7,664,594	—
Asset-Backed Securities	—	2,677,310	—
Preferred Stocks	—	1,923,557	—
Collateralized Mortgage Obligations	—	1,680,092	—
Municipal Securities	—	1,438,603	—
U.S. Government Agency Mortgage-Backed Securities	—	752,854	—
Exchange-Traded Funds	383,671	—	—
Commercial Mortgage-Backed Securities	—	283,671	—
Short-Term Investments	15,081,720	23,815,327	—
	$199,957,505	$157,337,415	—
Other Financial Instruments
Futures Contracts	$147,462	$109,956	—
Forward Foreign Currency Exchange Contracts	—	401,098	—
	$147,462	$511,054	—

Liabilities
Other Financial Instruments
Futures Contracts	$30,082	—	—
Swap Agreements	—	$134,531	—
Forward Foreign Currency Exchange Contracts	—	78,916	—
	$30,082	$213,447	—

49

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $5,179,440.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $26,801,162.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to interest rate risk derivative instruments held during the period was $24,815,089 futures contracts purchased and $6,108,562 futures contracts sold.

50

Value of Derivative Instruments as of July 31, 2022

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Receivable for variation margin on swap agreements*	—	Payable for variation margin on swap agreements*	$7,515
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	$401,098	Unrealized depreciation on forward foreign currency exchange contracts	78,916
Interest Rate Risk	Receivable for variation margin on futures contracts*	63,579	Payable for variation margin on futures contracts*	3,453
		$464,677		$89,884
*Included in the unrealized appreciation (depreciation) on futures contracts or centrally cleared swap agreements, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended July 31, 2022

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$53,415	Change in net unrealized appreciation (depreciation) on swap agreements	$(27,251)
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	1,331,369	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	173,203
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(938,553)	Change in net unrealized appreciation (depreciation) on futures contracts	127,518
		$446,231		$273,470

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

The fund may invest in instruments that have variable or floating coupon rates based on the London Interbank Offered Rate (LIBOR). LIBOR is a benchmark interest rate intended to be representative of the rate at which certain major international banks lend to one another over short-terms. Financial institutions have started the process of phasing out LIBOR and the transition process to a replacement rate may lead to increased volatility or illiquidity in markets for instruments that rely on LIBOR. This could result in a change to the value of such instruments or a change in the cost of temporary borrowing for the fund.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

51

9. Federal Tax Information

The tax character of distributions paid during the years ended July 31, 2022 and July 31, 2021 were as follows:

	2022	2021
Distributions Paid From
Ordinary income	$17,652,606	$8,616,574
Long-term capital gains	$18,364,746	$9,351,510

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$339,668,158
Gross tax appreciation of investments	$34,477,426
Gross tax depreciation of investments	(16,850,664)
Net tax appreciation (depreciation) of investments	17,626,762
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	40,079
Net tax appreciation (depreciation)	$17,666,841
Other book-to-tax adjustments	$(118,888)
Undistributed ordinary income	—
Accumulated long-term gains	$8,179,921
Post-October capital loss deferral	$(1,397,957)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

10. Investments in Affiliated Funds

The fund does not invest in an affiliated fund for the purpose of exercising management or control; however, investments by the fund within its investment strategy may represent a significant portion of an affiliated fund's net assets.

52

11. Affiliated Fund Transactions

A summary of transactions for each affiliated fund for the period ended July 31, 2022 follows (amounts in thousands):

Affiliated Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Distributions Received(2)
American Century Diversified Corporate Bond ETF	$20,574	—	—	$(2,088)	$18,486	389	—	$366
American Century Emerging Markets Bond ETF	—	$7,025	—	(966)	6,059	156	—	177
American Century Focused Dynamic Growth ETF(3)	4,660	3,674	$2,146	(1,660)	4,528	76	$(299)	—
American Century Focused Large Cap Value ETF	13,405	301	6,053	(596)	7,057	120	320	339
American Century Multisector Income ETF	—	17,647	—	(1,865)	15,782	352	—	493
American Century Quality Diversified International ETF	9,959	3,004	1,080	(2,439)	9,444	230	(8)	308
American Century STOXX U.S. Quality Growth ETF	17,377	4,917	6,216	(3,146)	12,932	207	830	56
American Century STOXX U.S. Quality Value ETF	29,240	4,584	8,328	(2,656)	22,840	469	1,786	481
Avantis International Equity ETF	11,048	2,794	1,098	(2,015)	10,729	201	(19)	356
Avantis International Small Cap Value ETF	2,387	80	261	(358)	1,848	33	63	62
Avantis U.S. Equity ETF	21,279	135	2,536	(2,047)	16,831	237	1,315	250
Avantis U.S. Small Cap Value ETF	6,430	68	1,551	164	5,111	67	97	87
	$136,359	$44,229	$29,269	$(19,672)	$131,647	2,537	$4,085	$2,975
(1)Investments are funds within the American Century Investments family of funds and are considered affiliated funds. Additional information and attributes of each affiliated fund are available at americancentury.com or avantisinvestors.com.
(2)Distributions received includes distributions from net investment income and from capital gains, if any.
(3)Non-income producing.

Financial Highlights

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2022	$6.39	0.12	(0.61)	(0.49)	(0.12)	(0.43)	(0.55)	$5.35	(8.39)%	0.72%	1.01%	2.00%	1.71%	40%	$136,990
2021	$5.65	0.08	0.92	1.00	(0.07)	(0.19)	(0.26)	$6.39	18.09%	0.76%	1.00%	1.38%	1.14%	57%	$167,285
2020	$5.67	0.06	0.37	0.43	(0.07)	(0.38)	(0.45)	$5.65	7.89%	0.85%	1.01%	1.09%	0.93%	87%	$144,395
2019	$5.83	0.09	0.14	0.23	(0.10)	(0.29)	(0.39)	$5.67	4.55%	1.00%	1.01%	1.58%	1.57%	65%	$161,655
2018(3)	$6.06	0.06	0.05	0.11	(0.06)	(0.28)	(0.34)	$5.83	2.01%	1.00%(4)	1.00%(4)	1.51%(4)	1.51%(4)	53%	$179,992
2017	$5.62	0.07	0.54	0.61	(0.08)	(0.09)	(0.17)	$6.06	11.02%	1.01%	1.01%	1.28%	1.28%	78%	$246,975
I Class
2022	$6.40	0.13	(0.62)	(0.49)	(0.13)	(0.43)	(0.56)	$5.35	(8.35)%	0.52%	0.81%	2.20%	1.91%	40%	$35,548
2021	$5.65	0.10	0.93	1.03	(0.09)	(0.19)	(0.28)	$6.40	18.51%	0.56%	0.80%	1.58%	1.34%	57%	$38,058
2020	$5.67	0.07	0.37	0.44	(0.08)	(0.38)	(0.46)	$5.65	8.11%	0.65%	0.81%	1.29%	1.13%	87%	$27,985
2019	$5.84	0.10	0.13	0.23	(0.11)	(0.29)	(0.40)	$5.67	4.57%	0.80%	0.81%	1.78%	1.77%	65%	$29,248
2018(3)	$6.06	0.07	0.06	0.13	(0.07)	(0.28)	(0.35)	$5.84	2.33%	0.80%(4)	0.80%(4)	1.71%(4)	1.71%(4)	53%	$44,101
2017	$5.63	0.09	0.52	0.61	(0.09)	(0.09)	(0.18)	$6.06	11.05%	0.81%	0.81%	1.48%	1.48%	78%	$46,536

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2022	$6.39	0.10	(0.62)	(0.52)	(0.10)	(0.43)	(0.53)	$5.34	(8.78)%	0.97%	1.26%	1.75%	1.46%	40%	$79,128
2021	$5.65	0.07	0.92	0.99	(0.06)	(0.19)	(0.25)	$6.39	17.79%	1.01%	1.25%	1.13%	0.89%	57%	$92,011
2020	$5.67	0.05	0.36	0.41	(0.05)	(0.38)	(0.43)	$5.65	7.62%	1.10%	1.26%	0.84%	0.68%	87%	$78,047
2019	$5.83	0.07	0.14	0.21	(0.08)	(0.29)	(0.37)	$5.67	4.29%	1.25%	1.26%	1.33%	1.32%	65%	$86,822
2018(3)	$6.05	0.05	0.06	0.11	(0.05)	(0.28)	(0.33)	$5.83	1.99%	1.25%(4)	1.25%(4)	1.26%(4)	1.26%(4)	53%	$113,865
2017	$5.62	0.06	0.52	0.58	(0.06)	(0.09)	(0.15)	$6.05	10.56%	1.26%	1.26%	1.03%	1.03%	78%	$117,230
C Class
2022	$6.24	0.06	(0.60)	(0.54)	(0.06)	(0.43)	(0.49)	$5.21	(9.37)%	1.72%	2.01%	1.00%	0.71%	40%	$8,606
2021	$5.53	0.02	0.90	0.92	(0.02)	(0.19)	(0.21)	$6.24	16.90%	1.76%	2.00%	0.38%	0.14%	57%	$11,902
2020	$5.57	0.01	0.35	0.36	(0.02)	(0.38)	(0.40)	$5.53	6.78%	1.85%	2.01%	0.09%	(0.07)%	87%	$14,851
2019	$5.74	0.03	0.14	0.17	(0.05)	(0.29)	(0.34)	$5.57	3.43%	2.00%	2.01%	0.58%	0.57%	65%	$17,705
2018(3)	$5.96	0.02	0.07	0.09	(0.03)	(0.28)	(0.31)	$5.74	1.58%	2.00%(4)	2.00%(4)	0.51%(4)	0.51%(4)	53%	$26,867
2017	$5.54	0.02	0.51	0.53	(0.02)	(0.09)	(0.11)	$5.96	9.77%	2.01%	2.01%	0.28%	0.28%	78%	$32,110

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2022	$6.37	0.09	(0.62)	(0.53)	(0.09)	(0.43)	(0.52)	$5.32	(9.04)%	1.22%	1.51%	1.50%	1.21%	40%	$10,251
2021	$5.63	0.05	0.93	0.98	(0.05)	(0.19)	(0.24)	$6.37	17.59%	1.26%	1.50%	0.88%	0.64%	57%	$11,768
2020	$5.65	0.03	0.37	0.40	(0.04)	(0.38)	(0.42)	$5.63	7.37%	1.35%	1.51%	0.59%	0.43%	87%	$10,783
2019	$5.82	0.06	0.13	0.19	(0.07)	(0.29)	(0.36)	$5.65	3.86%	1.50%	1.51%	1.08%	1.07%	65%	$10,314
2018(3)	$6.04	0.04	0.06	0.10	(0.04)	(0.28)	(0.32)	$5.82	1.83%	1.50%(4)	1.50%(4)	1.01%(4)	1.01%(4)	53%	$10,960
2017	$5.61	0.05	0.52	0.57	(0.05)	(0.09)	(0.14)	$6.04	10.31%	1.51%	1.51%	0.78%	0.78%	78%	$15,004
R5 Class
2022	$6.41	0.10	(0.59)	(0.49)	(0.13)	(0.43)	(0.56)	$5.36	(8.34)%	0.52%	0.81%	2.20%	1.91%	40%	$8
2021	$5.66	0.10	0.93	1.03	(0.09)	(0.19)	(0.28)	$6.41	18.48%	0.56%	0.80%	1.58%	1.34%	57%	$38,543
2020	$5.68	0.07	0.37	0.44	(0.08)	(0.38)	(0.46)	$5.66	8.10%	0.65%	0.81%	1.29%	1.13%	87%	$34,465
2019	$5.85	0.10	0.13	0.23	(0.11)	(0.29)	(0.40)	$5.68	4.75%	0.80%	0.81%	1.78%	1.77%	65%	$36,866
2018(3)	$6.07	0.08	0.05	0.13	(0.07)	(0.28)	(0.35)	$5.85	2.15%	0.80%(4)	0.80%(4)	1.71%(4)	1.71%(4)	53%	$34,766
2017(5)	$5.73	0.06	0.33	0.39	(0.05)	—	(0.05)	$6.07	6.80%	0.81%(4)	0.81%(4)	1.60%(4)	1.60%(4)	78%(6)	$5

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R6 Class
2022	$6.40	0.14	(0.62)	(0.48)	(0.14)	(0.43)	(0.57)	$5.35	(8.21)%	0.37%	0.66%	2.35%	2.06%	40%	$87,310
2021	$5.66	0.10	0.93	1.03	(0.10)	(0.19)	(0.29)	$6.40	18.48%	0.41%	0.65%	1.73%	1.49%	57%	$92,483
2020	$5.68	0.08	0.37	0.45	(0.09)	(0.38)	(0.47)	$5.66	8.28%	0.50%	0.66%	1.44%	1.28%	87%	$74,665
2019	$5.84	0.11	0.14	0.25	(0.12)	(0.29)	(0.41)	$5.68	4.91%	0.65%	0.66%	1.93%	1.92%	65%	$69,846
2018(3)	$6.06	0.07	0.07	0.14	(0.08)	(0.28)	(0.36)	$5.84	2.44%	0.65%(4)	0.65%(4)	1.86%(4)	1.86%(4)	53%	$76,077
2017	$5.63	0.10	0.52	0.62	(0.10)	(0.09)	(0.19)	$6.06	11.21%	0.66%	0.66%	1.63%	1.63%	78%	$63,151

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)December 1, 2017 through July 31, 2018. The fund's fiscal year end was changed from November 30 to July 31, resulting in an eight-month annual reporting period. For the years before July 31, 2018, the fund's fiscal year end was November 30.
(4)Annualized.
(5)April 10, 2017 (commencement of sale) through November 30, 2017.
(6)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2017.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Strategic Asset Allocations, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Allocation: Conservative Fund (the “Fund”), one of the funds constituting the American Century Strategic Asset Allocations, Inc., as of July 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended, the period December 1, 2017, through July 31, 2018, and for the year ended November 30, 2017, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Strategic Allocation: Conservative Fund of the American Century Strategic Asset Allocations, Inc. as of July 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, the period December 1, 2017 through July 31, 2018, and for the year ended November 30, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2022, by correspondence with the custodian, the transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
September 15, 2022

We have served as the auditor of one or more American Century investment companies since 1997.
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Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	64	None
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	64	Alleghany Corporation
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	64	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	64	None
59

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	64	MGP Ingredients, Inc. (2019 to 2021)
Jan M. Lewis (1957)	Director and Board Chair	Since 2011 (Board Chair since 2022)	Retired	64	None
Stephen E. Yates (1948)	Director	Since 2012	Retired	105	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	139	None

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.
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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present); Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

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Approval of Management Agreement

At a meeting held on June 29, 2022, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act of 1940 (the “Investment Company Act”), contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s Directors, including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed data and information compiled by the Advisor and certain independent data providers concerning the Fund. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor and its affiliates included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund including without limitation portfolio management and trading services, shareholder and intermediary services, compliance and legal services, fund accounting and financial reporting, and fund share distribution;
•the wide range of other programs and services provided to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund's performance to an appropriate benchmark(s) and peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similarly-managed funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;
•the Advisor’s strategic plans, generally, and with respect to the ongoing impact of the COVID-19 pandemic response, heightened areas of interest in the mutual fund industry and recent geopolitical issues;
•the Advisor’s business continuity plans, vendor management practices, and cyber security practices;
•financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•possible economies of scale associated with the Advisor’s management of the Fund and other accounts;
•services provided and charges to the Advisor's other investment management clients;
•acquired fund fees and expenses;
•payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and
•possible collateral benefits to the Advisor from the management of the Fund.

The Board held four meetings to consider the renewal. The independent Directors also met in private session multiple times to review and discuss the information provided in response to their request. The independent Directors held active discussions with the Advisor regarding the renewal of the management agreement, requesting supplemental information, and reviewing information provided by the Advisor in response thereto. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

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Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services which include, without limitation, the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•liquidity monitoring and management
•risk management, including cyber security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and principal investment strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of Fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any actions being taken to improve performance, and may conduct special reviews until performance improves. The Fund’s performance was above its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.
63

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is sharing economies of scale, to the extent they exist, through its fee structure, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders enhanced and expanded content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than securities transaction expenses, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Investment Company Act Rule 12b-1. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was near the median of the total expense ratios of the Fund’s peer expense universe. In addition, the Board reviewed the Fund’s position relative to the narrower set of its expense group peers. The Board and the Advisor agreed to continue the temporary reduction of the Fund's annual unified management fee such that the Investor Class management fee not exceed 0.83% for at least one year beginning August 1, 2022. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

64

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. To the extent there are potential collateral benefits, the Board has been advised and has taken this into consideration in its review of the management contract with the Fund. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the terms of the management agreement are fair and reasonable and that the management fee charged to the Fund is reasonable in light of the services provided and that the management agreement between the Fund and the Advisor should be renewed for an additional one-year period.
65

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Directors (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by the Program Administrator, including members of ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of certain Fund’s investments is supported by a third-party liquidity assessment vendor.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2021 through December 31, 2021. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

66

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange
Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on
Form N-PORT. These portfolio holdings are available on the fund's website at
americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

67

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended July 31, 2022.

For corporate taxpayers, the fund hereby designates $1,707,593, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended July 31, 2022 as qualified for the corporate dividends received deduction.

The fund hereby designates $20,067,089, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended July 31, 2022.

The fund hereby designates $8,794,532 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended July 31, 2022.

The fund utilized earnings and profits of $1,702,343 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).
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Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
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Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Strategic Asset Allocations, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2022 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91039 2209

Annual Report

July 31, 2022

Strategic Allocation: Moderate Fund
Investor Class (TWSMX)
I Class (ASAMX)
A Class (ACOAX)
C Class (ASTCX)
R Class (ASMRX)
R5 Class (ASMUX)
R6 Class (ASMDX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended July 31, 2022. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

2022 Sell-Off Sank Stock Returns for the Fiscal Year

Stock market performance changed dramatically during the 12-month period. In the first five months, generally upbeat economic activity and corporate earnings supported solid returns for most broad U.S. and global stock indices. Performance remained positive despite rapidly rising inflation and waning central bank support.

The market climate changed considerably in early 2022. Inflation, which was already at multiyear highs, rose to levels last seen in the early 1980s. The massive fiscal and monetary support unleashed during the pandemic was partly to blame. In addition, escalating energy prices, supply chain breakdowns and labor market shortages further aggravated the inflation rate in the U.S. and other developed markets. Russia’s invasion of Ukraine in February also exacerbated global inflationary pressures.

The Federal Reserve responded to surging inflation in March, launching an aggressive rate-hike campaign and ending its asset purchase program. Policymakers indicated taming inflation remains their priority, even as the economy contracted for two consecutive quarters. Despite a rate-hike total of 2.25 percentage points through July 31, U.S. inflation climbed to a 41-year high of 9.1% in June before easing to 8.5% in July.

The combination of accelerating inflation, tighter monetary policy, geopolitical strife and weakening economies triggered sharp market volatility and fueled recession fears. U.S. and global stocks erased their late 2021 gains and declined for the 12-month period. U.S. stocks generally fared better than non-U.S. stocks, large caps outpaced small caps, and value outperformed growth.

Staying Disciplined in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of high inflation, rising interest rates and economic uncertainty. In addition, Russia’s invasion of Ukraine complicates a tense geopolitical backdrop. We will continue to monitor this evolving situation and what it broadly means for our clients and investment exposure.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Performance

Total Returns as of July 31, 2022
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWSMX	-9.97%	6.50%	7.29%	—	2/15/96
S&P 500 Index	—	-4.64%	12.82%	13.79%	—	—
Bloomberg U.S. Aggregate Bond Index	—	-9.12%	1.28%	1.65%	—	—
Bloomberg U.S. 1-3 Month Treasury Bill Index	—	0.26%	1.05%	0.60%	—	—
I Class	ASAMX	-9.80%	6.70%	7.50%	—	8/1/00
A Class	ACOAX				—	10/2/96
No sales charge		-10.26%	6.22%	7.01%	—
With sales charge		-15.42%	4.97%	6.38%	—
C Class	ASTCX	-10.90%	5.42%	6.20%	—	10/2/01
R Class	ASMRX	-10.56%	5.93%	6.74%	—	8/29/03
R5 Class	ASMUX	-9.92%	6.67%	—	7.19%	4/10/17
R6 Class	ASMDX	-9.67%	6.88%	—	6.91%	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available.
Fund returns would have been lower if a portion of the fees had not been waived.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Growth of $10,000 Over 10 Years
$10,000 investment made July 31, 2012
Performance for other share classes will vary due to differences in fee structure.

Value on July 31, 2022
Investor Class — $20,214

S&P 500 Index — $36,428

Bloomberg U.S. Aggregate Bond Index — $11,776

Bloomberg U.S. 1-3 Month Treasury Bill Index — $10,621

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class	R5 Class	R6 Class
1.25%	1.05%	1.50%	2.25%	1.75%	1.05%	0.90%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Portfolio Commentary

Portfolio Managers: Rich Weiss, Scott Wilson, Radu Gabudean, Vidya Rajappa and Brian Garbe

Performance Summary

Strategic Allocation: Moderate returned -9.97%* for the fiscal period ended July 31, 2022. In a difficult market environment, our strategic diversification helped manage volatility. While many stock and bond holdings delivered negative absolute returns, positions in U.S. value stocks actually gained during the period. Similarly, short-term cash-equivalent securities also delivered positive returns. Because of the fund’s strategic exposure to a variety of asset classes, a review of the financial markets helps provide context around performance for the reporting period.

Market Overview

Early in the period, global equity markets rose, aided by positive corporate earnings, increasing vaccination rates and economic optimism. The market encountered periods of volatility as the spread of a more-transmissible COVID-19 variant led to uncertainty and renewed restrictions in some regions. Nevertheless, stocks gained throughout 2021, as investors revised their worst-case fears about the omicron variant and global economic growth. As the period progressed, higher inflation, rising interest rates and mounting geopolitical tensions weighed on investor confidence. Tighter central bank policy ignited recession fears in many countries, and global stocks suffered widespread declines. During the final month of the period, investor sentiment shifted again. Global equities gained in July on hopes that weaker economic data would moderate inflation and allow central banks to slow the pace and magnitude of monetary tightening.

U.S. stock returns were initially buoyed by upbeat economic and earnings data and accommodative monetary policy. The Federal Reserve (Fed) appeared unfazed by inflation, viewing rising prices as a temporary economic consequence of the pandemic recovery. But as inflation surged toward multidecade highs, the Fed began tightening monetary policy by ending bond buying and hiking the federal funds rate target from near zero to 2.50% between March and July. In that environment, U.S. equities sold off on fears that higher rates and inflation could trigger a recession and weaken corporate profits. Value stocks outperformed growth stocks across capitalization categories for much of the period.

European stocks experienced broad-based declines as higher energy costs, signs of slowing economic growth and the war in Ukraine all weighed on investor sentiment. Stocks in the U.K., Japan and emerging markets declined as well. In July, non-U.S. developed markets stocks rose on better-than-expected corporate earnings, retreating commodity prices and hopes that market valuations already reflected a severe downturn. Emerging markets stocks declined throughout the period as risk premiums rose. Regulatory uncertainty and credit concerns in China also dampened sentiment toward emerging markets.

In the global bond market, yields rose as central banks became less accommodating. Surging inflation, resurgent waves of COVID-19 cases, lockdowns in China and Russia’s invasion of Ukraine contributed to rate volatility during the period. Rising interest rates and widening credit spreads drove fixed-income returns lower throughout much of the period. In July, investor sentiment shifted, and global bonds produced positive returns as yields moved lower (bond yields and prices move in opposite directions).

In the U.S. bond market, renewed COVID-19 worries triggered a global flight to quality that sent U.S. Treasury yields lower early in the period. That changed as investors refocused on inflation pressures, and the Fed raised its rate target at the most rapid pace in decades. Economically

*All fund returns referenced in this commentary are for Investor Class shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

sensitive corporate bonds fell sharply, with high-yield bonds underperforming investment-grade corporates.

It was a similar story in Europe, where bonds initially gained. But Russia’s invasion of Ukraine sent fuel prices surging, contributing to higher inflation and European Central Bank rate hikes. Bonds lost value in the U.K., too, as inflation there reached a 40-year high. Japan’s benchmark 10-year government bond yield edged higher alongside global bond yields. In emerging markets, bonds declined as the U.S. dollar strengthened, interest rates rose and risk premiums increased.

Strategic Allocation: Moderate’s neutral asset mix throughout the period was 64% stocks, 32% bonds and 4% cash-equivalent investments. However, the portfolio’s actual asset weightings varied based on short-term tactical adjustments and fluctuating securities prices.

Tactical Positioning

The value of a diversified approach is clear during periods of intense volatility. As rising interest rates, inflation and recession fears weighed on financial markets, the portfolio’s strategic diversification helped manage volatility. In an effort to add value and improve the fund’s ability to achieve its objective, we made modest adjustments to the asset allocation. Our tactical decisions detracted from performance on the margin, while security selection had a positive effect.

Our decision to overweight small- versus large-capitalization stocks detracted the most. On the other hand, our management of exposure to non-U.S. versus U.S. equities also added value. Non-U.S. developed markets equities have lagged U.S. equities for several years, resulting in comparatively more attractive valuations. As a result, we swung from an underweight to an overweight allocation to non-U.S. equity during the period, benefiting performance.

The portfolio was underweight real estate investment trusts on a tactical basis because rising mortgage rates, indications of a slowing economy and widening credit spreads undermined their attractiveness. Stock selection and asset allocation decisions in global real estate benefited performance. In fixed income, a tactical overweight to cash in favor of global bonds benefited performance.

Outlook

Recession risk has increased, given changes in U.S. consumer spending and signs of slowing growth across many global economies. However, stagflation remains our base case for the U.S. economy in 2022, with sustained high inflation and sluggish growth. Outside the U.S., recession risk is higher, particularly in Europe, where high energy prices likely will persist for the foreseeable future.

Inflation may be moderating, but it is nevertheless likely to remain elevated for some time. Our fixed-income team sees anecdotal evidence that inflation may be nearing a peak. For example, wage increases appear to be leveling off, some retail prices are declining and retail inventories are high. Global supply chains have started to unkink, but the invasion of Ukraine provides an additional layer of complexity and may affect industries ranging from food products to semiconductors and semiconductor equipment to automobiles and auto components.

Fund Characteristics

JULY 31, 2022
Types of Investments in Portfolio	% of net assets
Affiliated Funds	47.4%
Common Stocks	25.7%
U.S. Treasury Securities	8.1%
Corporate Bonds	3.4%
Sovereign Governments and Agencies	2.3%
Collateralized Loan Obligations	1.9%
Asset-Backed Securities	0.9%
Commercial Mortgage-Backed Securities	0.5%
Collateralized Mortgage Obligations	0.5%
Preferred Stocks	0.4%
Municipal Securities	0.2%
U.S. Government Agency Mortgage-Backed Securities	0.1%
Exchange-Traded Funds	0.1%
Short-Term Investments	8.6%
Other Assets and Liabilities	(0.1)%

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from February 1, 2022 to July 31, 2022.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 2/1/22	Ending Account Value 7/31/22	Expenses Paid During Period(1) 2/1/22 - 7/31/22	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$920.30	$3.33	0.70%
I Class	$1,000	$921.20	$2.38	0.50%
A Class	$1,000	$918.80	$4.52	0.95%
C Class	$1,000	$915.00	$8.07	1.70%
R Class	$1,000	$916.90	$5.70	1.20%
R5 Class	$1,000	$919.80	$2.38	0.50%
R6 Class	$1,000	$921.70	$1.67	0.35%
Hypothetical
Investor Class	$1,000	$1,021.32	$3.51	0.70%
I Class	$1,000	$1,022.32	$2.51	0.50%
A Class	$1,000	$1,020.08	$4.76	0.95%
C Class	$1,000	$1,016.36	$8.50	1.70%
R Class	$1,000	$1,018.84	$6.01	1.20%
R5 Class	$1,000	$1,022.32	$2.51	0.50%
R6 Class	$1,000	$1,023.06	$1.76	0.35%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

Schedule of Investments

JULY 31, 2022

	Shares/ Principal Amount	Value
AFFILIATED FUNDS(1) — 47.4%
American Century Diversified Corporate Bond ETF	541,178	$25,713,315
American Century Emerging Markets Bond ETF	231,939	9,031,705
American Century Focused Dynamic Growth ETF(2)	354,537	21,217,408
American Century Focused Large Cap Value ETF	482,891	28,423,447
American Century Multisector Income ETF	833,121	37,377,307
American Century Quality Diversified International ETF	699,950	28,718,878
American Century STOXX U.S. Quality Growth ETF	508,409	31,760,310
American Century STOXX U.S. Quality Value ETF	854,422	41,567,887
Avantis Emerging Markets Equity ETF	614,465	31,903,023
Avantis International Equity ETF	559,736	29,929,084
Avantis International Small Cap Value ETF	146,458	8,198,719
Avantis U.S. Equity ETF	694,374	49,300,554
Avantis U.S. Small Cap Value ETF	236,497	17,912,283
TOTAL AFFILIATED FUNDS (Cost $322,553,773)		361,053,920
COMMON STOCKS — 25.7%
Aerospace and Defense — 0.4%
Aerojet Rocketdyne Holdings, Inc.(2)	2,399	104,812
CAE, Inc.(2)	18,388	486,498
Curtiss-Wright Corp.	2,455	352,145
HEICO Corp.	2,617	412,727
Hensoldt AG	2,771	71,047
Huntington Ingalls Industries, Inc.	2,305	499,816
Leonardo SpA	9,305	87,156
Lockheed Martin Corp.	1,293	535,057
Mercury Systems, Inc.(2)	1,993	117,607
QinetiQ Group PLC	14,141	65,859
Thales SA	2,983	370,965
		3,103,689
Air Freight and Logistics — 0.1%
United Parcel Service, Inc., Class B	3,064	597,143
Airlines — 0.1%
Southwest Airlines Co.(2)	22,298	850,000
Auto Components — 0.5%
Aptiv PLC(2)	8,480	889,467
BorgWarner, Inc.	20,628	793,353
Bridgestone Corp.	3,600	140,421
CIE Automotive SA(3)	1,376	36,196
Continental AG	10,119	720,889
Fox Factory Holding Corp.(2)	1,089	103,085
Hyundai Mobis Co. Ltd.	1,898	334,061
Linamar Corp.	11,356	517,718
Sumitomo Rubber Industries Ltd.	33,200	299,344
		3,834,534
Automobiles — 0.4%
Bayerische Motoren Werke AG	13,201	1,078,698
Mercedes-Benz Group AG	18,432	1,087,008

	Shares/ Principal Amount	Value
Tesla, Inc.(2)	950	$846,878
		3,012,584
Banks — 1.4%
AIB Group PLC	32,827	74,670
Banco Bilbao Vizcaya Argentaria SA	107,118	485,423
Banco Bradesco SA	177,263	496,765
Banco de Sabadell SA	74,359	47,609
Banco do Brasil SA	80,200	560,335
Bancorp, Inc.(2)	3,214	79,064
Bank Central Asia Tbk PT	867,500	431,373
Bank of America Corp.	4,501	152,179
Barclays PLC	382,887	733,444
BNP Paribas SA	12,593	594,985
Commerce Bancshares, Inc.	319	22,167
First Hawaiian, Inc.	30,464	776,527
Fukuoka Financial Group, Inc.	6,000	106,348
HDFC Bank Ltd., ADR	6,467	406,128
HSBC Holdings PLC	79,200	497,389
JPMorgan Chase & Co.	5,536	638,633
Jyske Bank A/S(2)	1,659	86,826
Mitsubishi UFJ Financial Group, Inc.	68,500	385,963
Mizuho Financial Group, Inc.	32,900	392,378
Prosperity Bancshares, Inc.	10,770	797,949
Regions Financial Corp.	30,710	650,438
Silvergate Capital Corp., Class A(2)	905	84,428
Standard Chartered PLC (London)	61,696	425,251
Sumitomo Mitsui Financial Group, Inc.	12,200	382,740
Truist Financial Corp.	16,338	824,579
UniCredit SpA	44,885	443,899
Westamerica Bancorporation	5,234	314,092
		10,891,582
Beverages — 0.2%
Celsius Holdings, Inc.(2)	5,923	526,910
Duckhorn Portfolio, Inc.(2)	5,048	92,580
MGP Ingredients, Inc.	1,602	168,498
PepsiCo, Inc.	4,610	806,566
Pernod Ricard SA	1,070	210,195
Royal Unibrew A/S	1,000	85,284
		1,890,033
Biotechnology — 0.7%
AbbVie, Inc.	3,907	560,694
ADC Therapeutics SA(2)(3)	3,502	25,950
Alnylam Pharmaceuticals, Inc.(2)	1,159	164,624
Amgen, Inc.	777	192,284
Arcus Biosciences, Inc.(2)	861	22,894
Arcutis Biotherapeutics, Inc.(2)	4,178	101,358
Biohaven Pharmaceutical Holding Co. Ltd.(2)	1,506	219,906
Blueprint Medicines Corp.(2)	1,482	75,671
Bridgebio Pharma, Inc.(2)	2,572	22,274
Celldex Therapeutics, Inc.(2)	1,527	46,909
Centessa Pharmaceuticals PLC, ADR(2)(3)	4,168	18,006

	Shares/ Principal Amount	Value
CSL Ltd.	2,973	$605,353
Cytokinetics, Inc.(2)	3,203	135,583
Erasca, Inc.(2)(3)	2,592	19,544
Fate Therapeutics, Inc.(2)(3)	1,731	52,847
Global Blood Therapeutics, Inc.(2)	3,007	98,389
Halozyme Therapeutics, Inc.(2)	3,980	194,622
Horizon Therapeutics PLC(2)	5,772	478,903
Insmed, Inc.(2)	4,752	105,114
Intellia Therapeutics, Inc.(2)	603	39,050
Iovance Biotherapeutics, Inc.(2)	1,293	15,063
KalVista Pharmaceuticals, Inc.(2)	3,850	47,548
Karuna Therapeutics, Inc.(2)	489	63,692
Kinnate Biopharma, Inc.(2)(3)	2,613	27,959
Kymera Therapeutics, Inc.(2)	1,679	36,988
Natera, Inc.(2)	2,478	116,466
Neurocrine Biosciences, Inc.(2)	5,974	562,333
Relay Therapeutics, Inc.(2)	1,765	33,570
Sarepta Therapeutics, Inc.(2)	7,112	661,060
Seagen, Inc.(2)	3,126	562,618
Vertex Pharmaceuticals, Inc.(2)	743	208,345
Vitrolife AB	1,418	46,263
		5,561,880
Building Products — 0.3%
Cie de Saint-Gobain	9,665	450,677
Hayward Holdings, Inc.(2)	9,087	106,045
Johnson Controls International PLC	9,206	496,296
Masco Corp.	4,670	258,625
Masonite International Corp.(2)	838	76,283
Sanwa Holdings Corp.	7,000	75,618
Trane Technologies PLC	3,873	569,292
Trex Co., Inc.(2)	1,184	76,392
Zurn Elkay Water Solutions Corp.	9,311	269,553
		2,378,781
Capital Markets — 1.1%
Ameriprise Financial, Inc.	3,491	942,291
Ares Management Corp., Class A	3,401	243,682
Bank of New York Mellon Corp.	27,425	1,191,891
BlackRock, Inc.	673	450,358
Intercontinental Exchange, Inc.	1,951	198,982
LPL Financial Holdings, Inc.	4,460	936,243
Morgan Stanley	8,811	742,767
MSCI, Inc.	1,236	594,936
Northern Trust Corp.	12,798	1,276,984
Open Lending Corp., Class A(2)	4,810	49,832
S&P Global, Inc.	1,429	538,633
State Street Corp.	2,492	177,032
T. Rowe Price Group, Inc.	7,146	882,317
		8,225,948
Chemicals — 0.6%
Air Liquide SA	2,543	349,618
Air Products and Chemicals, Inc.	858	212,981

	Shares/ Principal Amount	Value
Akzo Nobel NV	6,084	$409,456
Albemarle Corp.	414	101,144
Avient Corp.	6,063	261,618
Axalta Coating Systems Ltd.(2)	16,275	410,455
Diversey Holdings Ltd.(2)	20,540	153,845
Ecolab, Inc.	1,342	221,658
Element Solutions, Inc.	21,947	433,673
K+S AG	899	18,956
Koninklijke DSM NV	3,019	483,490
Linde PLC	2,055	620,610
OCI NV	622	21,594
Sherwin-Williams Co.	406	98,228
Sika AG	1,060	261,913
Symrise AG	3,799	443,289
Tokyo Ohka Kogyo Co. Ltd.	700	36,295
		4,538,823
Commercial Services and Supplies — 0.2%
Brink's Co.	2,593	147,645
Clean Harbors, Inc.(2)	1,689	164,830
Cleanaway Waste Management Ltd.	14,263	27,478
Driven Brands Holdings, Inc.(2)	8,323	252,853
Elis SA	5,284	78,868
GFL Environmental, Inc.	13,114	362,602
Republic Services, Inc.	1,708	236,831
SPIE SA	3,274	78,625
		1,349,732
Communications Equipment — 0.4%
Arista Networks, Inc.(2)	8,509	992,404
Cisco Systems, Inc.	19,127	867,792
F5, Inc.(2)	6,138	1,027,256
Juniper Networks, Inc.	5,472	153,380
		3,040,832
Construction and Engineering — 0.2%
Arcadis NV	1,203	44,482
Construction Partners, Inc., Class A(2)	7,019	166,912
Eiffage SA	4,612	432,785
Hazama Ando Corp.	13,100	88,186
SHO-BOND Holdings Co. Ltd.	1,600	70,791
Vinci SA	3,413	327,166
		1,130,322
Construction Materials†
Eagle Materials, Inc.	683	86,365
Summit Materials, Inc., Class A(2)	4,642	127,702
		214,067
Consumer Finance†
American Express Co.	1,626	250,437
Containers and Packaging — 0.3%
Amcor PLC	8,940	115,773
AptarGroup, Inc.	849	91,488
Avery Dennison Corp.	2,389	455,009
Ball Corp.	4,696	344,780

	Shares/ Principal Amount	Value
Graphic Packaging Holding Co.	5,900	$131,275
Huhtamaki Oyj	2,613	101,851
Packaging Corp. of America	4,579	643,853
SIG Group AG(2)	3,947	102,971
Sonoco Products Co.	7,169	455,160
		2,442,160
Distributors†
D'ieteren Group	733	120,304
Diversified Consumer Services†
European Wax Center, Inc., Class A	6,064	126,859
IDP Education Ltd.	3,493	70,279
		197,138
Diversified Financial Services†
Zenkoku Hosho Co. Ltd.	1,600	54,434
Diversified Telecommunication Services — 0.1%
Cellnex Telecom SA	7,598	339,851
IHS Holding Ltd.(2)	3,001	25,839
Internet Initiative Japan, Inc.	1,800	73,087
Verizon Communications, Inc.	12,393	572,433
		1,011,210
Electric Utilities — 0.5%
Acciona SA(3)	514	105,766
Contact Energy Ltd.	5,639	27,203
Edison International	15,578	1,055,721
Evergy, Inc.	2,141	146,145
Eversource Energy	2,254	198,848
Iberdrola SA	51,634	551,372
IDACORP, Inc.	720	80,438
NextEra Energy, Inc.	11,962	1,010,669
Pinnacle West Capital Corp.	7,452	547,499
		3,723,661
Electrical Equipment — 0.8%
AMETEK, Inc.	4,959	612,437
Atkore, Inc.(2)	2,547	252,841
Eaton Corp. PLC	2,466	365,930
Emerson Electric Co.	12,063	1,086,514
Generac Holdings, Inc.(2)	1,560	418,548
Hexatronic Group AB(3)	8,883	107,758
Hubbell, Inc.	918	201,060
Nexans SA	795	76,355
nVent Electric PLC	32,716	1,155,202
Plug Power, Inc.(2)(3)	6,154	131,326
Regal Rexnord Corp.	3,565	478,780
Rockwell Automation, Inc.	1,432	365,561
Schneider Electric SE	4,741	655,698
Sensata Technologies Holding PLC	2,965	131,854
Ushio, Inc.	5,100	70,513
		6,110,377
Electronic Equipment, Instruments and Components — 0.5%
CDW Corp.	2,577	467,803
Cognex Corp.	12,210	622,466

	Shares/ Principal Amount	Value
Hexagon AB, B Shares	25,290	$297,778
Jabil, Inc.	2,174	129,005
Keyence Corp.	1,100	435,976
Keysight Technologies, Inc.(2)	7,568	1,230,557
National Instruments Corp.	3,379	128,402
Sesa SpA	246	34,917
TE Connectivity Ltd.	3,881	519,006
		3,865,910
Energy Equipment and Services — 0.2%
Aker Solutions ASA	24,425	75,708
Baker Hughes Co.	15,576	400,147
Schlumberger NV	24,859	920,529
Worley Ltd.	6,172	62,290
		1,458,674
Entertainment — 0.2%
CTS Eventim AG & Co. KGaA(2)	180	9,915
Electronic Arts, Inc.	1,623	212,986
Live Nation Entertainment, Inc.(2)	3,158	296,820
ROBLOX Corp., Class A(2)	2,177	93,459
Roku, Inc.(2)	2,029	132,940
Universal Music Group NV	19,307	437,043
Walt Disney Co.(2)	3,625	384,613
		1,567,776
Equity Real Estate Investment Trusts (REITs) — 1.5%
Agree Realty Corp.	2,326	185,126
Alexandria Real Estate Equities, Inc.	695	115,217
American Homes 4 Rent, Class A	2,044	77,427
American Tower Corp.	269	72,853
Americold Realty Trust, Inc.	2,950	96,613
Arena REIT	9,435	32,029
AvalonBay Communities, Inc.	539	115,314
Big Yellow Group PLC	1,454	25,222
Camden Property Trust	1,215	171,437
CapitaLand Integrated Commercial Trust	34,200	54,026
Comforia Residential REIT, Inc.(3)	30	75,773
Corporate Office Properties Trust	1,741	49,009
Digital Realty Trust, Inc.	1,171	155,099
Dream Industrial Real Estate Investment Trust	2,253	22,204
Duke Realty Corp.	1,527	95,529
Embassy Office Parks REIT	5,991	27,543
Equinix, Inc.	1,319	928,233
Equity LifeStyle Properties, Inc.	1,504	110,574
Essential Properties Realty Trust, Inc.	3,239	78,125
Essex Property Trust, Inc.	1,702	487,674
GLP J-Reit	41	53,921
Goodman Group	8,360	122,349
Healthcare Realty Trust, Inc., Class A	13,938	365,873
Healthpeak Properties, Inc.	27,659	764,218
Host Hotels & Resorts, Inc.	5,614	99,985
Invincible Investment Corp.	352	110,733
Invitation Homes, Inc.	3,401	132,741

	Shares/ Principal Amount	Value
Iron Mountain, Inc.	1,739	$84,324
Japan Hotel REIT Investment Corp.	273	141,675
Kimco Realty Corp.	6,265	138,519
Kite Realty Group Trust	6,521	129,703
Life Storage, Inc.	623	78,429
Link REIT	13,300	111,379
NETSTREIT Corp.	3,400	69,700
Orix JREIT, Inc.	46	65,995
Prologis, Inc.	12,289	1,629,030
Public Storage	811	264,719
Realty Income Corp.	8,973	663,912
Regency Centers Corp.	10,224	658,732
Rexford Industrial Realty, Inc.	6,795	444,461
Ryman Hospitality Properties, Inc.(2)	2,299	203,553
Sabra Health Care REIT, Inc.	2,972	45,739
Scentre Group	22,137	45,364
Segro PLC	33,163	443,654
Shaftesbury PLC(3)	4,794	29,417
Shopping Centres Australasia Property Group	16,297	34,011
SOSiLA Logistics REIT, Inc.	51	58,899
Suntec Real Estate Investment Trust	13,700	16,001
Tritax Big Box REIT PLC	35,181	84,643
UDR, Inc.	2,984	144,426
Ventas, Inc.	2,139	115,035
VICI Properties, Inc.	7,968	272,426
Vicinity Centres	55,108	80,634
Welltower, Inc.	2,739	236,485
Weyerhaeuser Co.	4,272	155,159
		11,070,871
Food and Staples Retailing — 0.4%
Axfood AB	1,293	41,051
BJ's Wholesale Club Holdings, Inc.(2)	2,395	162,141
Costco Wholesale Corp.	631	341,560
Grocery Outlet Holding Corp.(2)	2,066	88,260
Kobe Bussan Co. Ltd.	13,700	390,521
Koninklijke Ahold Delhaize NV	31,824	876,392
Kroger Co.	3,828	177,772
MARR SpA	2,364	32,718
MatsukiyoCocokara & Co.	2,500	94,389
Metcash Ltd.	6,405	18,670
Sysco Corp.	7,023	596,253
		2,819,727
Food Products — 0.5%
Bakkafrost P/F	698	48,662
Conagra Brands, Inc.	27,404	937,491
Freshpet, Inc.(2)	1,936	103,460
General Mills, Inc.	1,656	123,852
Hershey Co.	4,364	994,817
J.M. Smucker Co.	3,338	441,684
Kellogg Co.	1,902	140,596
Mondelez International, Inc., Class A	6,178	395,639

	Shares/ Principal Amount	Value
Orkla ASA	28,787	$248,497
Sovos Brands, Inc.(2)	7,283	103,127
Tate & Lyle PLC	6,822	66,831
Toyo Suisan Kaisha Ltd.	2,500	106,220
Vital Farms, Inc.(2)	2,184	25,771
		3,736,647
Gas Utilities — 0.2%
Atmos Energy Corp.	1,170	142,027
Brookfield Infrastructure Corp., Class A(3)	1,807	82,779
Italgas SpA	5,737	32,820
Nippon Gas Co. Ltd.	6,500	97,594
Spire, Inc.	10,901	820,191
		1,175,411
Health Care Equipment and Supplies — 0.8%
Alcon, Inc.	6,542	514,882
Baxter International, Inc.	4,002	234,757
Becton Dickinson and Co.	971	237,225
CryoPort, Inc.(2)	3,208	119,337
DENTSPLY SIRONA, Inc.	8,739	316,002
DexCom, Inc.(2)	5,964	489,525
Edwards Lifesciences Corp.(2)	4,666	469,120
Embecta Corp.(2)	10,882	320,257
Establishment Labs Holdings, Inc.(2)(3)	1,465	86,860
IDEXX Laboratories, Inc.(2)	1,737	693,376
Inari Medical, Inc.(2)	2,398	186,037
Inmode Ltd.(2)	1,657	55,079
Jeol Ltd.	1,700	77,291
Koninklijke Philips NV, NY Shares	9,327	193,442
Medtronic PLC	1,079	99,829
Menicon Co. Ltd.	2,400	60,519
NeuroPace, Inc.(2)(3)	4,545	26,634
ResMed, Inc.	466	112,082
SI-BONE, Inc.(2)	6,429	86,406
Silk Road Medical, Inc.(2)	4,379	199,288
Tandem Diabetes Care, Inc.(2)	2,090	138,379
Zimmer Biomet Holdings, Inc.	13,836	1,527,356
		6,243,683
Health Care Providers and Services — 1.0%
Alfresa Holdings Corp.	1,813	24,196
Amedisys, Inc.(2)	2,615	313,408
AmerisourceBergen Corp.	3,893	568,105
Amvis Holdings, Inc.(3)	2,000	70,527
Cardinal Health, Inc.	5,609	334,072
Chartwell Retirement Residences	6,917	61,470
Cigna Corp.	2,681	738,240
CVS Health Corp.	5,622	537,913
Encompass Health Corp.	1,677	84,890
Enhabit, Inc.(2)	838	14,673
Ensign Group, Inc.	1,724	137,385
HealthEquity, Inc.(2)	2,113	122,913
Henry Schein, Inc.(2)	10,377	818,019

	Shares/ Principal Amount	Value
Humana, Inc.	540	$260,280
Progyny, Inc.(2)	2,479	75,684
Quest Diagnostics, Inc.	6,947	948,752
R1 RCM, Inc.(2)	17,039	425,975
Signify Health, Inc., Class A(2)(3)	4,511	77,183
Tenet Healthcare Corp.(2)	1,749	115,644
UnitedHealth Group, Inc.	1,659	899,742
Universal Health Services, Inc., Class B	7,129	801,799
		7,430,870
Health Care Technology — 0.1%
Health Catalyst, Inc.(2)	6,082	101,813
OptimizeRx Corp.(2)	3,439	77,274
Schrodinger, Inc.(2)	3,176	99,409
Veeva Systems, Inc., Class A(2)	2,820	630,495
		908,991
Hotels, Restaurants and Leisure — 0.7%
Airbnb, Inc., Class A(2)	4,878	541,360
Basic-Fit NV(2)(3)	1,794	72,760
Booking Holdings, Inc.(2)	155	300,032
Chipotle Mexican Grill, Inc.(2)	662	1,035,514
Churchill Downs, Inc.	916	192,177
Compass Group PLC	19,102	447,683
Corporate Travel Management Ltd.(2)	4,932	65,771
Cracker Barrel Old Country Store, Inc.(3)	1,280	121,690
Expedia Group, Inc.(2)	1,250	132,562
Greggs PLC	1,071	26,702
Hilton Worldwide Holdings, Inc.	7,598	973,076
Planet Fitness, Inc., Class A(2)	2,827	222,796
Scandic Hotels Group AB(2)(3)	15,327	62,766
SeaWorld Entertainment, Inc.(2)	2,245	107,154
Sodexo SA	6,262	508,810
Wingstop, Inc.	1,625	205,042
Wyndham Hotels & Resorts, Inc.	1,645	114,179
		5,130,074
Household Durables — 0.1%
Electrolux AB, B Shares	26,587	383,486
Open House Group Co. Ltd.	1,000	43,625
Taylor Wimpey PLC	345,906	538,396
Token Corp.	1,200	80,141
		1,045,648
Household Products — 0.2%
Colgate-Palmolive Co.	2,988	235,275
Henkel AG & Co. KGaA, Preference Shares	4,602	293,991
Kimberly-Clark Corp.	5,342	704,022
Procter & Gamble Co.	3,943	547,722
		1,781,010
Independent Power and Renewable Electricity Producers†
West Holdings Corp.	1,900	58,524
Industrial Conglomerates — 0.1%
Honeywell International, Inc.	2,246	432,265

	Shares/ Principal Amount	Value
Insurance — 0.7%
Aegon NV	61,705	$271,021
Aflac, Inc.	10,950	627,435
Allstate Corp.	7,835	916,460
ASR Nederland NV	3,061	127,942
Chubb Ltd.	1,290	243,345
Goosehead Insurance, Inc., Class A(3)	2,063	115,961
Hanover Insurance Group, Inc.	2,965	404,633
Kinsale Capital Group, Inc.	808	196,514
Marsh & McLennan Cos., Inc.	2,045	335,298
Prudential Financial, Inc.	3,531	353,065
Reinsurance Group of America, Inc.	6,710	776,884
RLI Corp.	1,316	144,734
Selective Insurance Group, Inc.	915	71,242
Steadfast Group Ltd.	11,914	44,666
Storebrand ASA	12,925	108,713
Travelers Cos., Inc.	2,004	318,035
Unipol Gruppo SpA	10,015	42,010
		5,097,958
Interactive Media and Services — 0.6%
Alphabet, Inc., Class A(2)	20,940	2,435,741
Autohome, Inc., ADR	8,637	308,254
Baidu, Inc., Class A(2)	32,700	565,200
Cargurus, Inc.(2)	4,863	118,122
carsales.com Ltd.	1,425	20,774
Eventbrite, Inc., Class A(2)	9,890	92,570
Match Group, Inc.(2)	6,696	490,884
QuinStreet, Inc.(2)	7,433	79,905
Tencent Holdings Ltd.	14,200	548,813
		4,660,263
Internet and Direct Marketing Retail — 0.4%
Alibaba Group Holding Ltd.(2)	47,100	529,567
Amazon.com, Inc.(2)	11,900	1,605,905
ASOS PLC(2)	17,846	227,127
Chewy, Inc., Class A(2)(3)	4,991	193,701
Etsy, Inc.(2)	1,198	124,257
JD.com, Inc., Class A	11,428	340,926
		3,021,483
IT Services — 0.7%
Accenture PLC, Class A	1,925	589,551
Adyen NV(2)	236	424,510
Alten SA	139	18,826
Amdocs Ltd.	4,631	403,175
Capgemini SE	2,609	497,632
Capita PLC(2)	171,107	60,082
Cloudflare, Inc., Class A(2)	5,159	259,601
Endava PLC, ADR(2)	634	64,668
EPAM Systems, Inc.(2)	1,506	525,971
Euronet Worldwide, Inc.(2)	1,201	118,022
Indra Sistemas SA	20,732	189,650
Mastercard, Inc., Class A	1,712	605,688

	Shares/ Principal Amount	Value
NEXTDC Ltd.(2)	14,864	$123,736
Okta, Inc.(2)	1,177	115,876
Perficient, Inc.(2)	1,568	165,455
SCSK Corp.	3,800	66,919
Switch, Inc., Class A	4,792	162,018
TDCX, Inc., ADR(2)	3,324	26,127
Thoughtworks Holding, Inc.(2)	6,250	97,875
Visa, Inc., Class A	4,194	889,589
		5,404,971
Leisure Products — 0.1%
Brunswick Corp.	1,767	141,572
Callaway Golf Co.(2)	6,686	153,444
MIPS AB	322	17,227
Polaris, Inc.	1,863	218,492
		530,735
Life Sciences Tools and Services — 0.6%
Agilent Technologies, Inc.	6,289	843,355
Bio-Techne Corp.	1,216	468,500
ICON PLC(2)	2,518	607,467
IQVIA Holdings, Inc.(2)	2,582	620,377
Lonza Group AG	905	550,015
MaxCyte, Inc.(2)(3)	12,457	67,891
Mettler-Toledo International, Inc.(2)	356	480,504
Thermo Fisher Scientific, Inc.	965	577,466
		4,215,575
Machinery — 0.6%
AGCO Corp.	826	89,968
Astec Industries, Inc.	2,896	142,280
ATS Automation Tooling Systems, Inc.(2)	4,484	141,991
Cummins, Inc.	4,220	933,928
Deere & Co.	550	188,749
Graco, Inc.	5,266	353,665
IHI Corp.	2,500	65,919
IMI PLC	15,950	260,448
John Bean Technologies Corp.	1,515	170,150
Metso Outotec Oyj	6,566	54,279
Mueller Water Products, Inc., Class A	10,587	137,843
Oshkosh Corp.	9,612	827,593
PACCAR, Inc.	2,392	218,916
Parker-Hannifin Corp.	2,145	620,098
Stanley Black & Decker, Inc.	1,918	186,679
Trelleborg AB, B Shares	2,312	56,807
Xylem, Inc.	2,348	216,086
		4,665,399
Media — 0.3%
Comcast Corp., Class A	4,969	186,437
Fox Corp., Class B	22,641	699,607
Publicis Groupe SA	8,884	472,765
WPP PLC	57,633	621,997
		1,980,806

	Shares/ Principal Amount	Value
Metals and Mining — 0.1%
AMG Advanced Metallurgical Group NV	1,616	$45,364
ERO Copper Corp.(2)	36,690	363,018
IGO Ltd.	6,353	49,781
Lynas Rare Earths Ltd.(2)	9,362	57,570
MMC Norilsk Nickel PJSC(4)	2,658	—
OZ Minerals Ltd.	2,712	36,219
SSR Mining, Inc. (NASDAQ)	3,943	64,902
		616,854
Mortgage Real Estate Investment Trusts (REITs)†
AGNC Investment Corp.	2,127	26,821
Multi-Utilities — 0.1%
NorthWestern Corp.	11,460	635,457
Multiline Retail — 0.2%
Dollar Tree, Inc.(2)	5,287	874,258
Ollie's Bargain Outlet Holdings, Inc.(2)	1,964	115,778
Target Corp.	1,194	195,076
		1,185,112
Oil, Gas and Consumable Fuels — 0.6%
ConocoPhillips	10,350	1,008,400
Devon Energy Corp.	8,019	503,994
Diamondback Energy, Inc.	2,034	260,393
Enterprise Products Partners LP	22,600	604,098
Euronav NV	5,173	70,631
Excelerate Energy, Inc., Class A(2)	6,418	142,095
Hess Corp.	4,786	538,281
Kosmos Energy Ltd.(2)	40,825	258,830
Matador Resources Co.	5,061	292,425
Phillips 66	4,601	409,489
Pioneer Natural Resources Co.	1,349	319,646
Whitecap Resources, Inc.(3)	50,148	383,389
		4,791,671
Paper and Forest Products†
Holmen AB, B Shares	722	29,668
Mondi PLC	14,442	274,069
		303,737
Personal Products — 0.1%
Estee Lauder Cos., Inc., Class A	804	219,572
Medifast, Inc.	840	141,280
Rohto Pharmaceutical Co. Ltd.	3,200	95,916
		456,768
Pharmaceuticals — 1.0%
ALK-Abello A/S(2)	2,854	56,982
Arvinas, Inc.(2)	1,211	64,316
AstraZeneca PLC	5,503	723,871
AstraZeneca PLC, ADR	12,889	853,639
Bristol-Myers Squibb Co.	8,380	618,276
Edgewise Therapeutics, Inc.(2)(3)	2,573	24,881
GSK PLC	34,092	716,280
Harmony Biosciences Holdings, Inc.(2)	1,817	92,177
Hikma Pharmaceuticals PLC	16,331	345,188

	Shares/ Principal Amount	Value
Intra-Cellular Therapies, Inc.(2)	2,275	$123,123
Laboratorios Farmaceuticos Rovi SA	337	17,645
Merck & Co., Inc.	5,820	519,959
Novartis AG	4,949	425,266
Novo Nordisk A/S, B Shares	9,767	1,137,599
Sanofi	2,972	295,338
Sanofi, ADR	16,167	803,500
Takeda Pharmaceutical Co. Ltd.	17,000	498,783
Ventyx Biosciences, Inc.(2)(3)	3,240	48,956
Zoetis, Inc.	2,490	454,550
		7,820,329
Professional Services — 0.3%
ALS Ltd.	10,227	83,999
BayCurrent Consulting, Inc.(3)	300	93,859
Bureau Veritas SA	17,575	484,729
DKSH Holding AG	1,327	109,077
Jacobs Engineering Group, Inc.	4,603	631,992
Teleperformance	874	292,267
Verisk Analytics, Inc.	2,384	453,556
Visional, Inc.(2)(3)	1,300	71,199
		2,220,678
Real Estate Management and Development — 0.1%
Altus Group Ltd.(3)	3,052	125,293
Capitaland Investment Ltd.	32,600	92,758
City Developments Ltd.	4,200	23,597
CK Asset Holdings Ltd.	7,500	53,098
Colliers International Group, Inc. (Toronto)	304	37,965
DigitalBridge Group, Inc.(2)	21,976	120,428
Grainger PLC	14,702	53,136
PSP Swiss Property AG	658	78,692
Tokyu Fudosan Holdings Corp.	15,700	85,077
Tricon Residential, Inc.	890	9,683
Tricon Residential, Inc. (Toronto)	12,731	138,390
VGP NV	92	16,158
		834,275
Road and Rail — 0.3%
Canadian Pacific Railway Ltd.	8,176	644,669
Heartland Express, Inc.	21,855	347,058
Lyft, Inc., Class A(2)	9,384	130,062
Nagoya Railroad Co. Ltd.	4,900	78,988
Norfolk Southern Corp.	3,303	829,615
Saia, Inc.(2)	347	82,534
Uber Technologies, Inc.(2)	3,091	72,484
Union Pacific Corp.	1,151	261,622
		2,447,032
Semiconductors and Semiconductor Equipment — 0.8%
Advanced Micro Devices, Inc.(2)	2,933	277,080
Ambarella, Inc.(2)	815	70,538
Analog Devices, Inc.	3,329	572,455
Applied Materials, Inc.	6,163	653,155
ASML Holding NV	547	314,393

	Shares/ Principal Amount	Value
BE Semiconductor Industries NV	485	$26,036
Enphase Energy, Inc.(2)	2,112	600,188
Infineon Technologies AG	9,074	248,850
Lattice Semiconductor Corp.(2)	3,745	230,317
MACOM Technology Solutions Holdings, Inc.(2)	1,742	100,931
Marvell Technology, Inc.	6,884	383,301
Monolithic Power Systems, Inc.	1,304	605,995
Nova Ltd.(2)	711	74,904
NVIDIA Corp.	4,363	792,452
Onto Innovation, Inc.(2)	2,034	169,330
Power Integrations, Inc.	2,151	182,857
Semtech Corp.(2)	718	44,753
Skyworks Solutions, Inc.	1,893	206,110
SUMCO Corp.	27,300	382,001
Taiwan Semiconductor Manufacturing Co. Ltd.	29,000	497,337
		6,432,983
Software — 1.8%
Adobe, Inc.(2)	651	266,988
Atlassian Corp. PLC, Class A(2)	1,439	301,211
Box, Inc., Class A(2)	6,362	180,935
Cadence Design Systems, Inc.(2)	9,577	1,782,088
Dassault Systemes SE	9,386	402,581
Datadog, Inc., Class A(2)	5,313	541,979
Descartes Systems Group, Inc.(2)	730	50,428
DocuSign, Inc.(2)	2,189	140,052
Five9, Inc.(2)	1,196	129,312
HubSpot, Inc.(2)	554	170,632
JFrog Ltd.(2)	3,539	78,566
Kinaxis, Inc.(2)	771	92,167
m-up Holdings, Inc.	3,300	38,376
Manhattan Associates, Inc.(2)	8,343	1,173,610
Microsoft Corp.	14,085	3,954,223
nCino, Inc.(2)(3)	4,337	140,042
Open Text Corp.	12,265	501,639
Palo Alto Networks, Inc.(2)	3,161	1,577,655
Paycor HCM, Inc.(2)	6,332	169,001
Paylocity Holding Corp.(2)	1,232	253,706
QT Group Oyj(2)(3)	176	14,231
Salesforce, Inc.(2)	1,833	337,309
ServiceNow, Inc.(2)	307	137,125
Sprout Social, Inc., Class A(2)	2,405	125,301
SPS Commerce, Inc.(2)	1,461	174,969
Tenable Holdings, Inc.(2)	4,985	192,670
Trade Desk, Inc., Class A(2)	9,118	410,310
Workday, Inc., Class A(2)	594	92,129
		13,429,235
Specialty Retail — 0.4%
Advance Auto Parts, Inc.	4,898	948,351
Burlington Stores, Inc.(2)	2,133	301,030
Five Below, Inc.(2)	1,395	177,263
Home Depot, Inc.	2,696	811,334

	Shares/ Principal Amount	Value
Leslie's, Inc.(2)	10,585	$160,468
Nextage Co. Ltd.	4,200	92,900
Petco Health & Wellness Co., Inc.(2)(3)	6,362	88,559
Pets at Home Group PLC	1,756	7,046
TJX Cos., Inc.	6,377	390,017
Tractor Supply Co.	819	156,822
Watches of Switzerland Group PLC(2)	6,426	69,660
		3,203,450
Technology Hardware, Storage and Peripherals — 0.4%
Apple, Inc.	14,599	2,372,483
HP, Inc.	13,446	448,962
Pure Storage, Inc., Class A(2)	2,193	62,172
		2,883,617
Textiles, Apparel and Luxury Goods — 0.4%
Asics Corp.(3)	3,700	70,498
Crocs, Inc.(2)	1,705	122,146
Deckers Outdoor Corp.(2)	517	161,930
EssilorLuxottica SA	2,354	369,066
Li Ning Co. Ltd.	50,000	405,581
lululemon athletica, Inc.(2)	2,107	654,244
LVMH Moet Hennessy Louis Vuitton SE	721	500,629
NIKE, Inc., Class B	2,754	316,490
Puma SE	4,024	271,716
		2,872,300
Thrifts and Mortgage Finance†
Capitol Federal Financial, Inc.	21,251	203,797
Trading Companies and Distributors — 0.3%
AddTech AB, B Shares	3,428	58,683
Ashtead Group PLC	5,653	318,206
Beacon Roofing Supply, Inc.(2)	4,927	295,719
Diploma PLC	1,928	64,747
Finning International, Inc.	1,866	40,801
H&E Equipment Services, Inc.	4,488	160,446
MonotaRO Co. Ltd.	15,100	269,615
MSC Industrial Direct Co., Inc., Class A	10,724	886,446
NOW, Inc.(2)	9,789	108,266
RS GROUP PLC	5,273	66,570
Yamazen Corp.	7,500	56,707
		2,326,206
Transportation Infrastructure†
Japan Airport Terminal Co. Ltd.(2)	1,500	58,798
SATS Ltd.(2)	26,400	76,107
		134,905
Water Utilities†
SJW Group	2,514	165,069
TOTAL COMMON STOCKS (Cost $161,274,361)		195,823,238
U.S. TREASURY SECURITIES — 8.1%
U.S. Treasury Bonds, 2.375%, 2/15/42(5)	$11,500,000	10,019,375
U.S. Treasury Bonds, 3.125%, 8/15/44	200,000	193,852
U.S. Treasury Bonds, 2.50%, 2/15/45	1,060,000	919,571
U.S. Treasury Bonds, 3.00%, 5/15/45	560,000	530,862

		Shares/ Principal Amount	Value
U.S. Treasury Bonds, 3.00%, 11/15/45		$100,000	$95,045
U.S. Treasury Inflation Indexed Bonds, 2.375%, 1/15/25		1,163,003	1,236,169
U.S. Treasury Inflation Indexed Bonds, 2.375%, 1/15/27		362,355	402,007
U.S. Treasury Inflation Indexed Bonds, 2.50%, 1/15/29		1,545,212	1,786,673
U.S. Treasury Inflation Indexed Bonds, 3.375%, 4/15/32		164,674	215,425
U.S. Treasury Inflation Indexed Bonds, 2.125%, 2/15/40		811,410	1,007,430
U.S. Treasury Inflation Indexed Bonds, 2.125%, 2/15/41		1,094,487	1,359,561
U.S. Treasury Inflation Indexed Bonds, 0.625%, 2/15/43		1,233,200	1,175,915
U.S. Treasury Inflation Indexed Bonds, 1.375%, 2/15/44		3,323,551	3,655,897
U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/45		2,929,397	2,835,737
U.S. Treasury Inflation Indexed Bonds, 0.875%, 2/15/47		665,979	661,730
U.S. Treasury Inflation Indexed Bonds, 0.125%, 2/15/51		1,122,700	935,039
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/27		4,622,347	4,669,860
U.S. Treasury Inflation Indexed Notes, 0.50%, 1/15/28		2,192,232	2,250,134
U.S. Treasury Inflation Indexed Notes, 0.875%, 1/15/29		2,199,440	2,314,799
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/32		4,307,428	4,301,261
U.S. Treasury Notes, 0.25%, 5/31/25(5)		9,900,000	9,205,646
U.S. Treasury Notes, 0.50%, 4/30/27		6,000,000	5,409,375
U.S. Treasury Notes, 2.25%, 8/15/27		400,000	390,969
U.S. Treasury Notes, 0.625%, 5/15/30		1,100,000	942,906
U.S. Treasury Notes, 1.875%, 2/15/32		5,800,000	5,414,844
TOTAL U.S. TREASURY SECURITIES (Cost $64,557,664)			61,930,082
CORPORATE BONDS — 3.4%
Aerospace and Defense — 0.1%
Boeing Co., 5.81%, 5/1/50		90,000	89,616
TransDigm, Inc., 6.375%, 6/15/26		50,000	49,806
TransDigm, Inc., 4.625%, 1/15/29		340,000	306,398
			445,820
Airlines — 0.1%
American Airlines, Inc. / AAdvantage Loyalty IP Ltd., 5.50%, 4/20/26(6)		374,385	368,720
United Airlines Holdings, Inc., 5.00%, 2/1/24		85,000	83,559
			452,279
Auto Components†
ZF North America Capital, Inc., 4.75%, 4/29/25(6)		105,000	100,076
Automobiles — 0.1%
BMW Finance NV, 0.875%, 4/3/25	EUR	50,000	50,831
Ford Motor Credit Co. LLC, 3.625%, 6/17/31		$670,000	569,822
General Motors Co., 5.15%, 4/1/38		410,000	369,844
			990,497
Banks — 0.8%
Akbank T.A.S., 5.00%, 10/24/22		130,000	129,420
Avi Funding Co. Ltd., 3.80%, 9/16/25(6)		255,000	255,803
Banco Santander SA, 2.50%, 3/18/25	EUR	200,000	206,295
Bank of America Corp., VRN, 2.88%, 10/22/30		$260,000	236,093
Barclays PLC, VRN, 1.375%, 1/24/26	EUR	100,000	99,252
Barclays PLC, VRN, 2.00%, 2/7/28	EUR	100,000	100,947
CaixaBank SA, VRN, 2.75%, 7/14/28	EUR	200,000	202,496
CaixaBank SA, VRN, 2.25%, 4/17/30	EUR	400,000	388,255
Citigroup, Inc., VRN, 3.07%, 2/24/28		$106,000	100,697
Citigroup, Inc., VRN, 3.52%, 10/27/28		115,000	109,989

		Shares/ Principal Amount	Value
Commerzbank AG, 4.00%, 3/23/26	EUR	250,000	$260,597
Credit Agricole SA, 7.375%, 12/18/23	GBP	100,000	127,363
European Financial Stability Facility, 2.125%, 2/19/24	EUR	399,000	416,331
European Financial Stability Facility, 0.40%, 5/31/26	EUR	400,000	399,367
European Financial Stability Facility, 2.35%, 7/29/44	EUR	60,000	66,622
European Union, 0.00%, 7/4/31(7)	EUR	1,650,000	1,483,827
HSBC Bank PLC, VRN, 5.375%, 11/4/30	GBP	50,000	62,947
ING Groep NV, 2.125%, 1/10/26	EUR	400,000	411,830
Intesa Sanpaolo SpA, 6.625%, 9/13/23	EUR	220,000	233,760
Lloyds Bank PLC, 7.625%, 4/22/25	GBP	120,000	159,962
Wells Fargo & Co., VRN, 3.07%, 4/30/41		$605,000	491,154
			5,943,007
Beverages — 0.1%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc., 4.90%, 2/1/46		370,000	373,506
Biotechnology — 0.1%
AbbVie, Inc., 4.40%, 11/6/42		605,000	580,752
Capital Markets†
Criteria Caixa SA, 1.50%, 5/10/23	EUR	100,000	102,339
Chemicals†
Equate Petrochemical BV, 4.25%, 11/3/26(6)		$82,000	81,098
Olin Corp., 5.125%, 9/15/27		60,000	57,806
			138,904
Commercial Services and Supplies†
Waste Connections, Inc., 2.95%, 1/15/52		154,000	117,566
Waste Management, Inc., 2.50%, 11/15/50		220,000	155,231
			272,797
Containers and Packaging†
Ball Corp., 5.25%, 7/1/25		35,000	35,475
Mauser Packaging Solutions Holding Co., 5.50%, 4/15/24(6)		30,000	29,709
Sealed Air Corp., 5.125%, 12/1/24(6)		80,000	81,091
			146,275
Diversified Consumer Services†
Duke University, 3.30%, 10/1/46		220,000	192,825
Diversified Financial Services — 0.3%
Fiore Capital LLC, VRDN, 2.42%, 8/5/22 (LOC: Wells Fargo Bank N.A.)		2,500,000	2,500,000
Diversified Telecommunication Services — 0.1%
AT&T, Inc., 2.60%, 12/17/29	EUR	120,000	125,872
AT&T, Inc., 4.90%, 8/15/37		$116,000	119,088
Deutsche Telekom International Finance BV, 1.25%, 10/6/23	GBP	150,000	179,348
Deutsche Telekom International Finance BV, 0.875%, 1/30/24	EUR	40,000	40,978
Level 3 Financing, Inc., 4.625%, 9/15/27(6)		$243,000	222,708
Turk Telekomunikasyon AS, 4.875%, 6/19/24(6)		205,000	177,356
Verizon Communications, Inc., 1.75%, 1/20/31		230,000	192,656
			1,058,006
Electric Utilities — 0.2%
Duke Energy Carolinas LLC, 3.20%, 8/15/49		270,000	222,320
Duke Energy Florida LLC, 3.85%, 11/15/42		130,000	117,605
Duke Energy Progress LLC, 4.15%, 12/1/44		59,000	55,637

		Shares/ Principal Amount	Value
Exelon Corp., 4.45%, 4/15/46		$190,000	$178,765
Israel Electric Corp. Ltd., 6.875%, 6/21/23(6)		102,000	104,511
MidAmerican Energy Co., 4.40%, 10/15/44		80,000	78,631
Northern States Power Co., 3.20%, 4/1/52		160,000	132,833
Perusahaan Perseroan (Persero) PT Perusahaan Listrik Negara, 3.00%, 6/30/30		500,000	425,655
			1,315,957
Equity Real Estate Investment Trusts (REITs) — 0.1%
EPR Properties, 4.95%, 4/15/28		540,000	504,509
VICI Properties LP / VICI Note Co., Inc., 5.625%, 5/1/24(6)		90,000	90,153
			594,662
Food and Staples Retailing†
Tesco PLC, 5.00%, 3/24/23	GBP	50,000	61,429
Health Care Providers and Services — 0.2%
CVS Health Corp., 4.78%, 3/25/38		$475,000	476,201
DaVita, Inc., 4.625%, 6/1/30(6)		510,000	419,174
Kaiser Foundation Hospitals, 3.00%, 6/1/51		180,000	138,491
Universal Health Services, Inc., 2.65%, 10/15/30(6)		605,000	495,130
			1,528,996
Hotels, Restaurants and Leisure — 0.1%
Caesars Entertainment, Inc., 4.625%, 10/15/29(6)		200,000	170,029
MGM Resorts International, 6.00%, 3/15/23		130,000	131,283
Penn National Gaming, Inc., 5.625%, 1/15/27(6)		150,000	139,569
Penn National Gaming, Inc., 4.125%, 7/1/29(6)		77,000	64,176
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.25%, 5/15/27(6)		150,000	139,491
			644,548
Household Durables — 0.1%
KB Home, 4.80%, 11/15/29		477,000	429,801
Meritage Homes Corp., 5.125%, 6/6/27		160,000	156,876
Tempur Sealy International, Inc., 3.875%, 10/15/31(6)		238,000	193,375
			780,052
Insurance†
AXA SA, VRN, 3.375%, 7/6/47	EUR	200,000	206,376
Interactive Media and Services†
Tencent Holdings Ltd., 3.80%, 2/11/25(6)		$153,000	152,412
Internet and Direct Marketing Retail†
Alibaba Group Holding Ltd., 2.80%, 6/6/23		330,000	327,564
Media — 0.1%
Charter Communications Operating LLC / Charter Communications Operating Capital, 5.125%, 7/1/49		120,000	103,632
DISH DBS Corp., 7.75%, 7/1/26		310,000	258,163
Paramount Global, 4.375%, 3/15/43		90,000	71,864
WPP Finance 2013, 3.00%, 11/20/23	EUR	100,000	104,232
			537,891
Metals and Mining — 0.2%
Alcoa Nederland Holding BV, 4.125%, 3/31/29(6)		$400,000	376,826
Cleveland-Cliffs, Inc., 4.625%, 3/1/29(6)		452,000	422,532
Freeport-McMoRan, Inc., 5.40%, 11/14/34		180,000	179,846
Minera Mexico SA de CV, 4.50%, 1/26/50(6)		500,000	396,067
Teck Resources Ltd., 6.25%, 7/15/41		110,000	112,570
			1,487,841

		Shares/ Principal Amount	Value
Mortgage Real Estate Investment Trusts (REITs)†
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp., 4.75%, 6/15/29(6)		$356,000	$304,387
Multi-Utilities†
Dominion Energy, Inc., 4.90%, 8/1/41		70,000	70,077
Oil, Gas and Consumable Fuels — 0.3%
Antero Resources Corp., 7.625%, 2/1/29(6)		184,000	194,151
BP Capital Markets America, Inc., 3.06%, 6/17/41		180,000	148,994
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 5.75%, 4/1/25		70,000	69,025
Enbridge, Inc., 3.40%, 8/1/51		210,000	167,215
Enterprise Products Operating LLC, 4.85%, 3/15/44		360,000	345,966
Enterprise Products Operating LLC, 3.30%, 2/15/53		149,000	116,489
Galaxy Pipeline Assets Bidco Ltd., 2.94%, 9/30/40(6)		491,305	414,092
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39		180,000	192,199
MEG Energy Corp., 5.875%, 2/1/29(6)		220,000	209,348
Petroleos Mexicanos, 3.50%, 1/30/23		110,000	109,549
Petroleos Mexicanos, 6.50%, 3/13/27		105,000	95,080
Southwestern Energy Co., 5.95%, 1/23/25		14,000	14,188
			2,076,296
Pharmaceuticals†
Viatris, Inc., 4.00%, 6/22/50		246,000	170,820
Road and Rail†
Burlington Northern Santa Fe LLC, 4.45%, 3/15/43		160,000	161,936
Burlington Northern Santa Fe LLC, 4.15%, 4/1/45		70,000	67,647
			229,583
Software — 0.1%
NCR Corp., 5.125%, 4/15/29(6)		186,000	178,982
Oracle Corp., 3.60%, 4/1/40		310,000	240,916
			419,898
Transportation Infrastructure — 0.1%
Adani Ports & Special Economic Zone Ltd., 4.00%, 7/30/27		500,000	463,165
DP World Crescent Ltd., 4.85%, 9/26/28		250,000	253,467
			716,632
Wireless Telecommunication Services — 0.2%
C&W Senior Financing DAC, 6.875%, 9/15/27(6)		228,000	203,923
Millicom International Cellular SA, 5.125%, 1/15/28(6)		229,500	211,314
Sprint Corp., 7.875%, 9/15/23		75,000	77,859
Sprint Corp., 7.125%, 6/15/24		205,000	215,082
T-Mobile USA, Inc., 4.75%, 2/1/28		539,000	538,930
T-Mobile USA, Inc., 3.50%, 4/15/31		27,000	25,007
			1,272,115
TOTAL CORPORATE BONDS (Cost $29,276,160)			26,194,619
SOVEREIGN GOVERNMENTS AND AGENCIES — 2.3%
Australia — 0.1%
Australia Government Bond, 3.00%, 3/21/47	AUD	270,000	174,963
New South Wales Treasury Corp., 3.00%, 3/20/28	AUD	395,000	272,275
			447,238
Austria — 0.1%
Republic of Austria Government Bond, 0.75%, 10/20/26(6)	EUR	185,000	190,118

		Shares/ Principal Amount	Value
Republic of Austria Government Bond, 4.15%, 3/15/37(6)	EUR	121,000	$163,696
			353,814
Belgium†
Kingdom of Belgium Government Bond, 4.25%, 3/28/41(6)	EUR	74,000	102,155
Canada — 0.3%
Canadian Government Bond, 0.25%, 3/1/26	CAD	1,500,000	1,073,504
Province of British Columbia Canada, 2.85%, 6/18/25	CAD	809,000	627,389
Province of Quebec Canada, 3.00%, 9/1/23	CAD	465,000	362,254
Province of Quebec Canada, 5.75%, 12/1/36	CAD	445,000	428,187
Province of Quebec Canada, 5.00%, 12/1/41	CAD	30,000	27,356
Province of Quebec Canada, 3.50%, 12/1/48	CAD	110,000	82,281
			2,600,971
China — 0.5%
China Government Bond, 2.68%, 5/21/30	CNY	24,800,000	3,650,154
Czech Republic†
Czech Republic Government Bond, 4.70%, 9/12/22	CZK	2,470,000	102,409
Denmark†
Denmark Government Bond, 0.50%, 11/15/27	DKK	600,000	80,984
Denmark Government Bond, 4.50%, 11/15/39	DKK	340,000	68,529
			149,513
Finland — 0.3%
Finland Government Bond, 4.00%, 7/4/25(6)	EUR	219,000	246,871
Finland Government Bond, 0.125%, 4/15/36(6)	EUR	2,250,000	1,894,656
			2,141,527
France — 0.2%
French Republic Government Bond OAT, 0.00%, 11/25/31(7)	EUR	1,400,000	1,277,632
Germany†
Bundesrepublik Deutschland Bundesanleihe, 0.00%, 8/15/52(7)	EUR	400,000	297,058
Ireland†
Ireland Government Bond, 3.40%, 3/18/24	EUR	283,000	303,687
Italy — 0.2%
Italy Buoni Poliennali Del Tesoro, 1.50%, 6/1/25	EUR	180,000	182,882
Italy Buoni Poliennali Del Tesoro, 2.00%, 12/1/25	EUR	1,338,000	1,374,175
			1,557,057
Malaysia†
Malaysia Government Bond, 3.96%, 9/15/25	MYR	990,000	224,966
Mexico — 0.1%
Mexico Government International Bond, 4.15%, 3/28/27		$700,000	704,210
Netherlands — 0.1%
Netherlands Government Bond, 0.50%, 7/15/26(6)	EUR	506,000	515,600
Netherlands Government Bond, 2.75%, 1/15/47(6)	EUR	82,000	108,332
			623,932
Norway†
Norway Government Bond, 2.00%, 5/24/23(6)	NOK	405,000	41,757
Norway Government Bond, 1.75%, 2/17/27(6)	NOK	1,880,000	186,838
			228,595
Peru†
Peruvian Government International Bond, 5.625%, 11/18/50		$160,000	175,491

		Shares/ Principal Amount	Value
Philippines†
Philippine Government International Bond, 6.375%, 10/23/34		$100,000	$116,557
Poland†
Republic of Poland Government Bond, 4.00%, 10/25/23	PLN	775,000	162,173
Singapore†
Singapore Government Bond, 3.125%, 9/1/22	SGD	377,000	273,055
Spain — 0.1%
Spain Government Bond, 4.40%, 10/31/23(6)	EUR	100,000	107,020
Spain Government Bond, 1.60%, 4/30/25(6)	EUR	132,000	138,302
Spain Government Bond, 5.15%, 10/31/28(6)	EUR	47,000	59,169
Spain Government Bond, 5.15%, 10/31/44(6)	EUR	9,000	13,697
			318,188
Switzerland — 0.1%
Swiss Confederation Government Bond, 1.25%, 5/28/26	CHF	410,000	451,548
Swiss Confederation Government Bond, 2.50%, 3/8/36	CHF	71,000	93,070
			544,618
Thailand — 0.1%
Thailand Government Bond, 3.625%, 6/16/23	THB	4,150,000	115,082
Thailand Government Bond, 3.85%, 12/12/25	THB	11,550,000	331,906
			446,988
United Kingdom — 0.1%
United Kingdom Gilt, 0.125%, 1/30/26	GBP	800,000	925,599
Uruguay†
Uruguay Government International Bond, 4.125%, 11/20/45		$80,000	78,898
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $19,570,745)			17,806,485
COLLATERALIZED LOAN OBLIGATIONS — 1.9%
Ares XL CLO Ltd., Series 2016-40A, Class CRR, VRN, 5.31%, (3-month LIBOR plus 2.80%), 1/15/29(6)		500,000	462,054
ARES XLVII CLO Ltd., Series 2018-47A, Class C, VRN, 4.26%, (3-month LIBOR plus 1.75%), 4/15/30(6)		350,000	331,167
Ares XXXIV CLO Ltd., Series 2015-2A, Class BR2, VRN, 4.34%, (3-month LIBOR plus 1.60%), 4/17/33(6)		725,000	691,264
Ares XXXIX CLO Ltd., Series 2016-39A, Class CR2, VRN, 4.79%, (3-month LIBOR plus 2.05%), 4/18/31(6)		575,000	544,206
Carlyle Global Market Strategies CLO Ltd., Series 2012-4A, Class CR3, VRN, 5.36%, (3-month LIBOR plus 2.60%), 4/22/32(6)		1,750,000	1,673,418
CIFC Funding Ltd., Series 2017-5A, Class B, VRN, 4.59%, (3-month LIBOR plus 1.85%), 11/16/30(6)		1,100,000	1,040,050
Cook Park CLO Ltd., Series 2018-1A, Class C, VRN, 4.49%, (3-month LIBOR plus 1.75%), 4/17/30(6)		3,000,000	2,832,064
Dewolf Park CLO Ltd., Series 2017-1A, Class CR, VRN, 4.36%, (3-month LIBOR plus 1.85%), 10/15/30(6)		450,000	430,239
Eaton Vance CLO Ltd., Series 2015-1A, Class CR, VRN, 4.61%, (3-month LIBOR plus 1.90%), 1/20/30(6)		512,500	486,629
Goldentree Loan Opportunities X Ltd., Series 2015-10A, Class AR, VRN, 3.83%, (3-month LIBOR plus 1.12%), 7/20/31(6)		350,000	343,387
KKR CLO Ltd., Series 2018, Class CR, VRN, 4.84%, (3-month LIBOR plus 2.10%), 7/18/30(6)		325,000	314,500
KKR CLO Ltd., Series 2022A, Class B, VRN, 4.31%, (3-month LIBOR plus 1.60%), 7/20/31(6)		500,000	480,277
Magnetite VIII Ltd., Series 2014-8A, Class BR2, VRN, 4.01%, (3-month LIBOR plus 1.50%), 4/15/31(6)		600,000	577,173

	Shares/ Principal Amount	Value
Magnetite XXV Ltd., Series 2020-25A, Class C, VRN, 4.88%, (3-month LIBOR plus 2.10%), 1/25/32(6)	$450,000	$432,126
Marathon CLO Ltd., Series 2021-17A, Class B1, VRN, 5.39%, (3-month LIBOR plus 2.68%), 1/20/35(6)	425,000	404,017
MF1 Ltd., Series 2021-FL7, Class AS, VRN, 3.61%, (1-month LIBOR plus 1.45%), 10/16/36(6)	716,000	680,382
Palmer Square Loan Funding Ltd., Series 2022-1A, Class B, VRN, 4.33%, (3-month SOFR plus 2.00%), 4/15/30(6)	350,000	334,502
Rockford Tower CLO Ltd., Series 2020-1A, Class C, VRN, 5.06%, (3-month LIBOR plus 2.35%), 1/20/32(6)	400,000	385,851
Sound Point CLO IX Ltd., Series 2015-2A, Class CRRR, VRN, 5.21%, (3-month LIBOR plus 2.50%), 7/20/32(6)	1,450,000	1,373,645
Symphony CLO XXII Ltd., Series 2020-22A, Class B, VRN, 4.44%, (3-month LIBOR plus 1.70%), 4/18/33(6)	1,000,000	957,177
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $15,510,974)		14,774,128
ASSET-BACKED SECURITIES — 0.9%
Blackbird Capital Aircraft, Series 2021-1A, Class A SEQ, 2.44%, 7/15/46(6)	380,759	330,246
BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A, Class A SEQ, 2.94%, 5/25/29(6)	105,313	102,873
FirstKey Homes Trust, Series 2020-SFR1, Class C, 1.94%, 8/17/37(6)	600,000	562,684
FirstKey Homes Trust, Series 2020-SFR1, Class E, 2.79%, 8/17/37(6)	3,100,000	2,872,835
FirstKey Homes Trust, Series 2020-SFR2, Class E, 2.67%, 10/19/37(6)	1,000,000	923,172
Lunar Aircarft Ltd., Series 2020-1A, Class A SEQ, 3.38%, 2/15/45(6)	647,267	557,756
MAPS Trust, Series 2021-1A, Class A SEQ, 2.52%, 6/15/46(6)	1,237,545	1,088,932
VSE VOI Mortgage LLC, Series 2018-A, Class B, 3.72%, 2/20/36(6)	229,143	224,297
TOTAL ASSET-BACKED SECURITIES (Cost $7,378,891)		6,662,795
COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.5%
BX Commercial Mortgage Trust, Series 2021-VOLT, Class F, VRN, 4.40%, (1-month LIBOR plus 2.40%), 9/15/36(6)	900,000	850,429
BXHPP Trust, Series 2021-FILM, Class D, VRN, 3.50%, (1-month LIBOR plus 1.50%), 8/15/36(6)	1,500,000	1,373,701
Ready Capital Mortgage Financing LLC, Series 2021-FL6, Class B, VRN, 3.86%, (1-month LIBOR plus 1.60%), 7/25/36(6)	1,500,000	1,418,353
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $3,904,226)		3,642,483
COLLATERALIZED MORTGAGE OBLIGATIONS — 0.5%
Private Sponsor Collateralized Mortgage Obligations — 0.4%
ABN Amro Mortgage Corp., Series 2003-4, Class A4, 5.50%, 3/25/33	6,626	6,216
Adjustable Rate Mortgage Trust, Series 2004-4, Class 4A1, VRN, 2.86%, 3/25/35	28,131	28,016
Banc of America Mortgage Trust, Series 2004-E, Class 2A6 SEQ, VRN, 3.59%, 6/25/34	56,914	55,506
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A5, VRN, 2.48%, 8/25/34	53,468	52,586
COLT Mortgage Loan Trust, Series 2021-3, Class M1, VRN, 2.30%, 9/27/66(6)	1,800,000	1,268,168

	Shares/ Principal Amount	Value
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA4, Class A1, VRN, 2.58%, 10/25/34	$43,036	$43,110
GSR Mortgage Loan Trust, Series 2004-5, Class 3A3, VRN, 2.78%, 5/25/34	40,312	38,234
GSR Mortgage Loan Trust, Series 2004-7, Class 3A1, VRN, 3.09%, 6/25/34	16,426	15,084
GSR Mortgage Loan Trust, Series 2005-AR1, Class 3A1, VRN, 2.77%, 1/25/35	49,738	48,976
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7, VRN, 3.43%, 11/21/34	149,562	143,359
Merrill Lynch Mortgage Investors Trust, Series 2005-3, Class 2A, VRN, 2.89%, 11/25/35	30,056	28,789
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A1, VRN, 2.78%, 2/25/35	44,545	42,706
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A2, VRN, 2.78%, 2/25/35	13,920	13,366
Radnor RE Ltd., Series 2021-1, Class M1B, VRN, 3.21%, (30-day average SOFR plus 1.70%), 12/27/33(6)	850,000	830,025
Sofi Mortgage Trust, Series 2016-1A, Class 1A4 SEQ, VRN, 3.00%, 11/25/46(6)	27,964	26,862
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-8, Class 2A1, VRN, 3.64%, 7/25/34	27,583	27,187
Triangle Re Ltd., Series 2021-2, Class M1A, VRN, 4.31%, (1-month LIBOR plus 2.05%), 10/25/33(6)	93,585	93,305
WaMu Mortgage Pass-Through Certificates, Series 2003-S11, Class 3A5, 5.95%, 11/25/33	30,300	30,638
		2,792,133
U.S. Government Agency Collateralized Mortgage Obligations — 0.1%
FHLMC, Series 5123, Class HI, IO, 5.00%, 1/25/42	680,324	123,957
FNMA, Series 2014-C02, Class 2M2, VRN, 4.86%, (1-month LIBOR plus 2.60%), 5/25/24	235,205	236,062
FNMA, Series 2015-C04, Class 1M2, VRN, 7.96%, (1-month LIBOR plus 5.70%), 4/25/28	191,497	200,576
		560,595
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $3,860,391)		3,352,728
PREFERRED STOCKS — 0.4%
Automobiles — 0.1%
Volkswagen International Finance NV, 3.875%	500,000	454,759
Diversified Telecommunication Services — 0.1%
Telefonica Europe BV, 3.00%	400,000	400,490
Telefonica Europe BV, 5.875%	100,000	103,599
		504,089
Electric Utilities†
Electricite de France SA, 3.375%	200,000	163,920
Enel SpA, 2.25%	200,000	175,740
		339,660
Insurance — 0.1%
Allianz SE, 3.375%	100,000	103,509
Allianz SE, 4.75%	200,000	210,098
AXA SA, 6.69%	50,000	63,685
Credit Agricole Assurances SA, 4.25%	200,000	209,146
Intesa Sanpaolo Vita SpA, 4.75%	100,000	102,961
		689,399
Oil, Gas and Consumable Fuels — 0.1%
Eni SpA, 3.375%	500,000	429,872

	Shares/ Principal Amount	Value
Trading Companies and Distributors†
Aircastle Ltd., 5.25%(6)	520,000	$417,163
TOTAL PREFERRED STOCKS (Cost $3,762,446)		2,834,942
MUNICIPAL SECURITIES — 0.2%
Bay Area Toll Authority Rev., 6.92%, 4/1/40	$130,000	164,518
Metropolitan Transportation Authority Rev., 6.69%, 11/15/40	30,000	35,289
Metropolitan Transportation Authority Rev., 6.81%, 11/15/40	15,000	17,984
New Jersey Turnpike Authority Rev., 7.10%, 1/1/41	140,000	184,504
New York City GO, 6.27%, 12/1/37	40,000	48,044
Ohio Water Development Authority Water Pollution Control Loan Fund Rev., 4.88%, 12/1/34	200,000	212,853
Regents of the University of California Medical Center Pooled Rev., 3.26%, 5/15/60	175,000	134,065
Rutgers The State University of New Jersey Rev., 5.67%, 5/1/40	130,000	149,081
Sacramento Municipal Utility District Rev., 6.16%, 5/15/36	170,000	201,897
San Francisco Public Utilities Commission Water Rev., 6.00%, 11/1/40	135,000	155,209
State of California GO, 4.60%, 4/1/38	100,000	102,459
State of California GO, 7.55%, 4/1/39	60,000	82,795
State of California GO, 7.30%, 10/1/39	90,000	117,915
TOTAL MUNICIPAL SECURITIES (Cost $1,454,781)		1,606,613
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 0.1%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities†
FHLMC, VRN, 2.72%, (12-month LIBOR plus 1.87%), 7/1/36	18,573	19,084
FHLMC, VRN, 2.20%, (1-year H15T1Y plus 2.14%), 10/1/36	52,299	54,155
FHLMC, VRN, 2.58%, (1-year H15T1Y plus 2.26%), 4/1/37	59,318	61,157
FHLMC, VRN, 2.99%, (12-month LIBOR plus 1.88%), 7/1/41	37,100	38,330
FNMA, VRN, 3.18%, (6-month LIBOR plus 1.57%), 6/1/35	36,333	37,295
FNMA, VRN, 3.29%, (6-month LIBOR plus 1.57%), 6/1/35	26,918	27,634
FNMA, VRN, 2.38%, (6-month LIBOR plus 1.54%), 9/1/35	7,605	7,792
FNMA, VRN, 2.60%, (1-year H15T1Y plus 2.16%), 3/1/38	58,095	60,107
		305,554
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 0.1%
FHLMC, 6.00%, 2/1/38	21,868	23,832
FNMA, 3.50%, 3/1/34	78,385	79,492
GNMA, 9.00%, 4/20/25	161	163
GNMA, 7.50%, 10/15/25	951	958
GNMA, 6.00%, 4/15/26	296	311
GNMA, 7.50%, 6/15/26	906	913
GNMA, 7.00%, 12/15/27	6,155	6,167
GNMA, 7.50%, 12/15/27	2,181	2,210
GNMA, 6.00%, 5/15/28	3,926	4,129
GNMA, 6.50%, 5/15/28	3,504	3,694
GNMA, 7.00%, 5/15/31	9,024	9,789
GNMA, 5.50%, 11/15/32	21,461	23,297
GNMA, 6.50%, 10/15/38	392,891	441,105

	Shares/ Principal Amount	Value
GNMA, 4.50%, 6/15/41	$148,449	$156,355
		752,415
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $1,016,947)		1,057,969
EXCHANGE-TRADED FUNDS — 0.1%
iShares Core S&P 500 ETF	463	191,812
iShares MSCI EAFE Value ETF	12,732	564,409
TOTAL EXCHANGE-TRADED FUNDS (Cost $796,897)		756,221
SHORT-TERM INVESTMENTS — 8.6%
Certificates of Deposit — 0.9%
Credit Agricole Corporate and Investment Bank, 2.31%, 8/1/22 (LOC: Credit Agricole SA)(6)	$1,710,000	1,710,000
Nordea Bank Abp, VRN, 2.62%, (SOFR plus 0.34%), 10/17/22(6)	4,290,000	4,290,253
Svenska Handelsbanken AB, VRN, 2.06%, (SOFR plus 0.53%), 5/19/23(6)	825,000	823,988
		6,824,241
Commercial Paper(8) — 2.8%
Australia & New Zealand Banking Group Ltd., 1.76%, 9/19/22(6)	2,450,000	2,441,298
BNP Paribas SA, VRN, 2.69%, (SOFR plus 0.41%), 12/13/22	1,000,000	1,000,000
Canadian Imperial Bank of Commerce, 0.22%, 11/4/22(6)	1,650,000	1,637,833
Skandinaviska Enskilda Banken AB, Series GLOB, VRN, 1.93%, (SOFR plus 0.40%), 11/17/22(6)	2,850,000	2,849,536
Skandinaviska Enskilda Banken AB, Series GLOB, VRN, 1.97%, (SOFR plus 0.44%), 12/27/22(6)	2,750,000	2,750,000
Svenska Handelsbanken AB, 0.35%, 11/1/22(6)	2,000,000	1,986,109
Toyota Credit Canada, Inc., 1.24%, 8/16/22(6)	5,000,000	4,994,082
UBS AG, VRN, 2.69%, (SOFR plus 0.65%), 6/29/23(6)	800,000	800,000
Washington Morgan Capital Co. LLC, 2.65%, 10/27/22 (LOC: Goldman Sachs & Co.)(6)	3,000,000	2,978,063
		21,436,921
Money Market Funds — 3.9%
State Street Institutional U.S. Government Money Market Fund, Premier Class	28,237,165	28,237,165
State Street Navigator Securities Lending Government Money Market Portfolio(9)	1,769,683	1,769,683
		30,006,848
Treasury Bills(8) — 1.0%
U.S. Treasury Bills, 0.89%, 9/22/22	$2,000,000	1,994,071
U.S. Treasury Bills, 1.93%, 4/20/23	5,600,000	5,486,088
		7,480,159
TOTAL SHORT-TERM INVESTMENTS (Cost $65,823,969)		65,748,169
TOTAL INVESTMENT SECURITIES — 100.1% (Cost $700,742,225)		763,244,392
OTHER ASSETS AND LIABILITIES — (0.1)%		(854,188)
TOTAL NET ASSETS — 100.0%		$762,390,204

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	108,578	AUD	150,611	Credit Suisse AG	9/14/22	$3,275
CAD	21,350	USD	16,522	Goldman Sachs & Co.	9/29/22	148
CAD	30,405	USD	23,625	Goldman Sachs & Co.	9/29/22	113
CAD	19,687	USD	15,174	Goldman Sachs & Co.	9/29/22	196
CAD	18,914	USD	14,576	Goldman Sachs & Co.	9/29/22	191
CAD	6,670	USD	5,088	Goldman Sachs & Co.	9/29/22	120
CAD	23,914	USD	18,341	Goldman Sachs & Co.	9/29/22	329
USD	2,018,055	CAD	2,539,299	UBS AG	9/14/22	35,311
USD	536,235	CAD	697,591	Goldman Sachs & Co.	9/29/22	(8,409)
USD	24,490	CAD	31,826	Goldman Sachs & Co.	9/29/22	(358)
USD	67,503	CAD	87,521	Goldman Sachs & Co.	9/29/22	(829)
USD	53,876	CAD	69,422	Goldman Sachs & Co.	9/29/22	(326)
USD	18,360	CAD	23,657	Goldman Sachs & Co.	9/29/22	(111)
USD	22,240	CAD	28,651	Goldman Sachs & Co.	9/29/22	(129)
USD	59,818	CAD	77,053	Goldman Sachs & Co.	9/29/22	(341)
USD	25,140	CAD	32,383	Goldman Sachs & Co.	9/29/22	(143)
USD	4,298	CAD	5,532	Goldman Sachs & Co.	9/29/22	(21)
USD	3,646	CAD	4,756	Goldman Sachs & Co.	9/29/22	(67)
USD	28,908	CAD	37,435	Goldman Sachs & Co.	9/29/22	(319)
USD	21,230	CAD	27,367	Goldman Sachs & Co.	9/29/22	(137)
USD	15,340	CAD	19,774	Goldman Sachs & Co.	9/29/22	(99)
USD	14,554	CAD	18,766	Goldman Sachs & Co.	9/29/22	(98)
USD	23,642	CAD	30,269	Goldman Sachs & Co.	9/29/22	9
USD	4,791	CAD	6,135	Goldman Sachs & Co.	9/29/22	2
USD	26,314	CAD	33,887	Morgan Stanley	9/29/22	(143)
USD	28,994	CAD	37,338	Morgan Stanley	9/29/22	(157)
USD	417,866	CHF	403,249	Morgan Stanley	9/14/22	(7,121)
USD	1,570,811	CNY	10,482,019	Morgan Stanley	9/14/22	16,979
USD	141,757	DKK	980,793	UBS AG	9/14/22	6,686
EUR	67,810	USD	71,321	JPMorgan Chase Bank N.A.	9/30/22	(1,729)
EUR	7,904	USD	8,277	JPMorgan Chase Bank N.A.	9/30/22	(165)
EUR	11,438	USD	11,780	JPMorgan Chase Bank N.A.	9/30/22	(41)
EUR	10,345	USD	10,601	JPMorgan Chase Bank N.A.	9/30/22	16
EUR	61,111	USD	61,926	JPMorgan Chase Bank N.A.	9/30/22	791
USD	10,016,712	EUR	9,319,163	JPMorgan Chase Bank N.A.	9/14/22	463,542
USD	2,352,442	EUR	2,224,784	JPMorgan Chase Bank N.A.	9/30/22	69,185
USD	294,695	EUR	278,703	JPMorgan Chase Bank N.A.	9/30/22	8,667
USD	9,545	EUR	8,959	JPMorgan Chase Bank N.A.	9/30/22	351
USD	59,848	EUR	56,422	JPMorgan Chase Bank N.A.	9/30/22	1,943
USD	5,934	EUR	5,812	JPMorgan Chase Bank N.A.	9/30/22	(30)
USD	9,168	EUR	8,974	JPMorgan Chase Bank N.A.	9/30/22	(41)
USD	61,570	EUR	60,827	JPMorgan Chase Bank N.A.	9/30/22	(857)
USD	11,674	EUR	11,438	JPMorgan Chase Bank N.A.	9/30/22	(64)
USD	90,867	EUR	88,951	JPMorgan Chase Bank N.A.	9/30/22	(422)
USD	9,214	EUR	9,020	JPMorgan Chase Bank N.A.	9/30/22	(43)
USD	7,803	EUR	7,625	JPMorgan Chase Bank N.A.	9/30/22	(23)
USD	12,322	EUR	11,996	JPMorgan Chase Bank N.A.	9/30/22	11
USD	59,025	EUR	57,478	JPMorgan Chase Bank N.A.	9/30/22	36
USD	8,748	EUR	8,555	JPMorgan Chase Bank N.A.	9/30/22	(32)
USD	72,658	EUR	71,059	JPMorgan Chase Bank N.A.	9/30/22	(269)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	13,495	USD	16,584	Bank of America N.A.	9/30/22	$(127)
GBP	19,618	USD	23,665	Bank of America N.A.	9/30/22	259
GBP	11,807	USD	14,118	Bank of America N.A.	9/30/22	280
GBP	9,728	USD	11,557	Bank of America N.A.	9/30/22	305
GBP	20,672	USD	24,947	Bank of America N.A.	9/30/22	261
GBP	8,805	USD	10,604	Bank of America N.A.	9/30/22	133
USD	290,281	GBP	231,368	Bank of America N.A.	9/14/22	8,245
USD	492,275	GBP	400,699	Bank of America N.A.	9/30/22	3,644
USD	14,934	GBP	12,221	Bank of America N.A.	9/30/22	31
USD	12,539	GBP	10,320	Bank of America N.A.	9/30/22	(45)
USD	13,969	GBP	11,603	Bank of America N.A.	9/30/22	(180)
USD	12,207	GBP	10,141	Bank of America N.A.	9/30/22	(159)
USD	11,887	GBP	9,933	Bank of America N.A.	9/30/22	(226)
IDR	1,619,453,765	USD	111,941	Goldman Sachs & Co.	9/14/22	(2,839)
ILS	118,491	USD	35,844	UBS AG	9/14/22	(897)
JPY	925,194,430	USD	6,920,135	Bank of America N.A.	9/14/22	40,492
JPY	580,125	USD	4,295	Bank of America N.A.	9/30/22	76
JPY	795,600	USD	5,888	Bank of America N.A.	9/30/22	106
JPY	854,505	USD	6,190	Bank of America N.A.	9/30/22	247
USD	3,731,133	JPY	489,928,140	Bank of America N.A.	9/14/22	45,197
USD	127,502	JPY	17,105,400	Bank of America N.A.	9/30/22	(1,362)
USD	6,085	JPY	822,120	Bank of America N.A.	9/30/22	(108)
USD	3,232	JPY	444,210	Bank of America N.A.	9/30/22	(114)
KRW	404,106,648	USD	322,601	Goldman Sachs & Co.	9/14/22	(12,424)
MXN	9,190,000	USD	461,879	Goldman Sachs & Co.	9/14/22	(14,610)
USD	402,057	MXN	8,032,448	Goldman Sachs & Co.	9/14/22	11,125
USD	147,643	MYR	648,861	Goldman Sachs & Co.	9/14/22	1,942
NOK	71,316	USD	6,993	UBS AG	9/30/22	395
NOK	91,422	USD	9,081	UBS AG	9/30/22	390
NOK	188,106	USD	18,874	UBS AG	9/30/22	612
NOK	83,415	USD	8,418	UBS AG	9/30/22	223
NOK	52,395	USD	5,293	UBS AG	9/30/22	134
NOK	57,661	USD	5,861	UBS AG	9/30/22	112
USD	240,643	NOK	2,395,278	UBS AG	9/30/22	(7,489)
USD	8,797	NOK	86,282	UBS AG	9/30/22	(142)
USD	12,749	NOK	128,778	UBS AG	9/30/22	(592)
SEK	1,125,577	USD	115,297	UBS AG	9/14/22	(4,322)
USD	425,273	THB	14,610,246	Goldman Sachs & Co.	9/14/22	27,179
						$681,129

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
Euro-Bobl 5-Year Bonds	15	September 2022	$1,960,342	$40,144
Korean Treasury 10-Year Bonds	10	September 2022	890,617	49,173
U.K. Gilt 10-Year Bonds	26	September 2022	3,741,909	3,763
U.S. Treasury 10-Year Ultra Notes	46	September 2022	6,037,500	68,973
U.S. Treasury 2-Year Notes	80	September 2022	16,836,875	(70,781)
U.S. Treasury 5-Year Notes	131	September 2022	14,898,180	187,753
U.S. Treasury 10-Year Notes	32	September 2022	3,876,500	4,806
U.S. Treasury Long Bonds	28	September 2022	4,032,000	132,945
			$52,273,923	$416,776
^Amount represents value and unrealized appreciation (depreciation).

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS
Reference Entity	Type	Fixed Rate Received (Paid) Quarterly	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value^
Markit CDX North America High Yield Index Series 37	Buy	(5.00)%	12/20/26	$11,929,500	$(494,580)	$139,096	$(355,484)
^The value for credit default swap agreements serves as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity's credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
AUD	-	Australian Dollar
CAD	-	Canadian Dollar
CDX	-	Credit Derivatives Indexes
CHF	-	Swiss Franc
CNY	-	Chinese Yuan
CZK	-	Czech Koruna
DKK	-	Danish Krone
EUR	-	Euro
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
GBP	-	British Pound
GNMA	-	Government National Mortgage Association
GO	-	General Obligation
H15T1Y	-	Constant Maturity U.S. Treasury Note Yield Curve Rate Index
IDR	-	Indonesian Rupiah
ILS	-	Israeli Shekel
IO	-	Interest Only
JPY	-	Japanese Yen
KRW	-	South Korean Won
LIBOR	-	London Interbank Offered Rate
LOC	-	Letter of Credit
MXN	-	Mexican Peso
MYR	-	Malaysian Ringgit
NOK	-	Norwegian Krone
PLN	-	Polish Zloty
SEK	-	Swedish Krona
SEQ	-	Sequential Payer
SGD	-	Singapore Dollar
SOFR	-	Secured Overnight Financing Rate
THB	-	Thai Baht
USD	-	United States Dollar
VRDN	-	Variable Rate Demand Note. The instrument may be payable upon demand and adjusts periodically based upon the terms set forth in the security's offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The date of the demand feature is disclosed.
VRN	-	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
†Category is less than 0.05% of total net assets.
(1)Investments are funds within the American Century Investments family of funds and are considered affiliated funds.
(2)Non-income producing.
(3)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $2,300,536. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(4)Security may be subject to resale, redemption or transferability restrictions.
(5)Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward foreign currency exchange contracts, futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $1,706,736.
(6)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $64,940,505, which represented 8.5% of total net assets.

(7)Security is a zero-coupon bond. Zero-coupon securities may be issued at a substantial discount from their value at maturity.
(8)The rate indicated is the yield to maturity at purchase for non-interest bearing securities. For interest bearing securities, the stated coupon rate is shown.
(9)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $2,387,854, which includes securities collateral of $618,171.
See Notes to Financial Statements.

Statement of Assets and Liabilities

JULY 31, 2022
Assets
Investment securities - unaffiliated, at value (cost of $376,418,769) — including $2,300,536 of securities on loan	$400,420,789
Investment securities - affiliated, at value (cost of $322,553,773)	361,053,920
Investment made with cash collateral received for securities on loan, at value (cost of $1,769,683)	1,769,683
Total investment securities, at value (cost of $700,742,225)	763,244,392
Foreign currency holdings, at value (cost of $66,026)	60,310
Foreign deposits with broker for futures contracts, at value (cost of $70,208)	69,753
Receivable for investments sold	1,416,877
Receivable for capital shares sold	193,628
Receivable for variation margin on futures contracts	87,123
Unrealized appreciation on forward foreign currency exchange contracts	749,289
Interest and dividends receivable	1,212,156
Securities lending receivable	2,537
Other assets	17,787
767,053,852

Liabilities
Disbursements in excess of demand deposit cash	439,751
Payable for collateral received for forward foreign currency exchange contracts	20,000
Payable for collateral received for securities on loan	1,769,683
Payable for investments purchased	435,100
Payable for capital shares redeemed	1,379,534
Payable for variation margin on swap agreements	16,148
Unrealized depreciation on forward foreign currency exchange contracts	68,160
Accrued management fees	380,003
Distribution and service fees payable	85,376
Accrued other expenses	69,893
4,663,648

Net Assets	$762,390,204

Net Assets Consist of:
Capital (par value and paid-in surplus)	$677,610,036
Distributable earnings	84,780,168
$762,390,204

	Net Assets	Shares Outstanding	Net Asset Value Per Share*
Investor Class, $0.01 Par Value	$262,310,400	43,741,689	$6.00
I Class, $0.01 Par Value	$56,678,533	9,445,926	$6.00
A Class, $0.01 Par Value	$280,223,119	46,930,837	$5.97
C Class, $0.01 Par Value	$18,763,517	3,227,630	$5.81
R Class, $0.01 Par Value	$30,086,150	5,086,612	$5.91
R5 Class, $0.01 Par Value	$469,964	78,268	$6.00
R6 Class, $0.01 Par Value	$113,858,521	19,014,742	$5.99
*Maximum offering price per share was equal to the net asset value per share for all share classes, except Class A, for which the maximum offering price per share was $6.33 (net asset value divided by 0.9425). A contingent deferred sales charge may be imposed on redemptions of Class A and Class C.

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED JULY 31, 2022
Investment Income (Loss)
Income:
Income distributions from affiliated funds	$8,652,733
Interest (net of foreign taxes withheld of $4,701)	6,197,244
Dividends (net of foreign taxes withheld of $168,684)	4,699,609
Securities lending, net	15,078
19,564,664

Expenses:
Management fees	8,972,129
Distribution and service fees:
A Class	782,091
C Class	240,813
R Class	176,090
Directors' fees and expenses	21,451
Other expenses	133,632
10,326,206
Fees waived(1)	(3,638,707)
6,687,499

Net investment income (loss)	12,877,165

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (including $12,639,267 from affiliated funds and net of foreign tax expenses paid (refunded) of $2,702)	37,689,460
Forward foreign currency exchange contract transactions	2,946,847
Futures contract transactions	(1,446,415)
Swap agreement transactions	(77,725)
Foreign currency translation transactions	(101,947)
Capital gain distributions received from affiliated funds	69,690
39,079,910

Change in net unrealized appreciation (depreciation) on:
Investments (including $(63,041,503) from affiliated funds and (increase) decrease in accrued foreign taxes of $3,365)	(141,579,155)
Forward foreign currency exchange contracts	436,591
Futures contracts	225,201
Swap agreements	72,242
Translation of assets and liabilities in foreign currencies	(37,879)
(140,883,000)

Net realized and unrealized gain (loss)	(101,803,090)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(88,925,925)
(1)Amount consists of $1,261,410, $272,463, $1,310,767, $100,845, $147,559, $11,579 and $534,084 for Investor Class, I Class, A Class, C Class, R Class, R5 Class and R6 Class, respectively.

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED JULY 31, 2022 AND JULY 31, 2021
Increase (Decrease) in Net Assets	July 31, 2022	July 31, 2021
Operations
Net investment income (loss)	$12,877,165	$8,463,127
Net realized gain (loss)	39,079,910	78,237,108
Change in net unrealized appreciation (depreciation)	(140,883,000)	111,822,338
Net increase (decrease) in net assets resulting from operations	(88,925,925)	198,522,573

Distributions to Shareholders
From earnings:
Investor Class	(32,512,297)	(16,064,506)
I Class	(7,206,641)	(3,522,656)
A Class	(32,557,863)	(15,023,804)
C Class	(2,437,089)	(1,773,159)
R Class	(3,603,136)	(1,822,110)
R5 Class	(76,603)	(388,300)
R6 Class	(14,106,228)	(7,105,756)
Decrease in net assets from distributions	(92,499,857)	(45,700,291)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(12,490,206)	(49,353,471)

Net increase (decrease) in net assets	(193,915,988)	103,468,811

Net Assets
Beginning of period	956,306,192	852,837,381
End of period	$762,390,204	$956,306,192

See Notes to Financial Statements.

Notes to Financial Statements

JULY 31, 2022

1. Organization

American Century Strategic Asset Allocations, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Strategic Allocation: Moderate Fund (the fund) is one fund in a series issued by the corporation. The fund may invest in varying combinations of other affiliated investment companies such as mutual funds and exchange-traded funds advised by American Century Investments (affiliated funds). The fund will assume the risks associated with the affiliated funds. The fund is an asset allocation fund and its investment objective is to seek the highest level of total return consistent with its asset mix.

The fund offers the Investor Class, I Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Collateralized loan obligations are valued based on discounted cash flow models that consider trade and economic data, prepayment assumptions and default projections. Commercial paper and certificates of deposit are valued using a curve-based approach that considers money market rates for specific instruments, programs, currencies and maturity points from a variety of active market makers. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Hybrid securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Preferred stocks and convertible preferred stocks with perpetual maturities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Hybrid securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service. Investments initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.
Investment Income — Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income. Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Income and capital gain distributions, if any, from the affiliated funds are recorded as of the ex-dividend date. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.
Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of July 31, 2022.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$1,769,683	—	—	—	$1,769,683
Gross amount of recognized liabilities for securities lending transactions					$1,769,683
(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. ACIM serves as the investment advisor for the affiliated funds.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund's assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). The investment advisor will waive the portion of the fund's management fee equal to the expenses attributable to the management fees of the funds advised by American Century Investments in which the fund invests. The amount of this waiver will fluctuate depending on the fund's daily allocation to such funds. This waiver is expected to remain in effect permanently and it cannot be terminated without the approval of the Board of Directors. During the period ended July 31, 2022, the investment advisor agreed to waive an additional 0.28% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2023 and cannot terminate it prior to such date without the approval of the Board of Directors.

The management fee schedule range and the effective annual management fee before and after waiver for each class for the period ended July 31, 2022 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
		Before Waiver	After Waiver
Investor Class	0.90% to 1.10%	1.10%	0.68%
I Class	0.70% to 0.90%	0.90%	0.48%
A Class	0.90% to 1.10%	1.10%	0.68%
C Class	0.90% to 1.10%	1.10%	0.68%
R Class	0.90% to 1.10%	1.10%	0.68%
R5 Class	0.70% to 0.90%	0.90%	0.48%
R6 Class	0.55% to 0.75%	0.75%	0.33%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended July 31, 2022 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $191,698 and $10,825,549, respectively. The effect of interfund transactions on the Statement of Operations was $63,200 in net realized gain (loss) on investment transactions.
4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended July 31, 2022 totaled $310,424,140, of which $27,550,368 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended July 31, 2022 totaled $384,045,085, of which $60,641,970 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended July 31, 2022		Year ended July 31, 2021
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	790,000,000		790,000,000
Sold	2,683,906	$18,174,808	4,099,547	$28,587,905
Issued in reinvestment of distributions	4,690,626	31,891,405	2,335,225	15,641,289
Redeemed	(8,593,033)	(57,286,790)	(9,175,667)	(62,598,014)
	(1,218,501)	(7,220,577)	(2,740,895)	(18,368,820)
I Class/Shares Authorized	380,000,000		380,000,000
Sold	1,158,216	7,809,710	1,397,614	9,624,673
Issued in reinvestment of distributions	1,057,682	7,193,665	523,495	3,516,603
Redeemed	(2,449,443)	(16,374,589)	(2,293,806)	(15,588,905)
	(233,545)	(1,371,214)	(372,697)	(2,447,629)
A Class/Shares Authorized	670,000,000		670,000,000
Sold	3,830,446	25,314,440	5,905,766	40,402,029
Issued in reinvestment of distributions	4,678,532	31,751,010	2,195,878	14,650,103
Redeemed	(8,108,208)	(54,347,540)	(7,941,893)	(54,075,671)
	400,770	2,717,910	159,751	976,461
C Class/Shares Authorized	160,000,000		160,000,000
Sold	329,905	2,146,536	471,554	3,147,225
Issued in reinvestment of distributions	367,278	2,437,089	270,676	1,768,799
Redeemed	(1,457,043)	(9,394,111)	(3,238,938)	(21,637,082)
	(759,860)	(4,810,486)	(2,496,708)	(16,721,058)
R Class/Shares Authorized	90,000,000		90,000,000
Sold	559,384	3,679,379	597,422	4,045,578
Issued in reinvestment of distributions	535,592	3,603,045	275,380	1,821,434
Redeemed	(1,257,969)	(8,044,402)	(1,423,460)	(9,788,870)
	(162,993)	(761,978)	(550,658)	(3,921,858)
R5 Class/Shares Authorized	50,000,000		50,000,000
Sold	70,089	507,713	98,060	678,487
Issued in reinvestment of distributions	10,966	76,603	57,800	388,300
Redeemed	(1,051,591)	(7,946,038)	(220,043)	(1,476,149)
	(970,536)	(7,361,722)	(64,183)	(409,362)
R6 Class/Shares Authorized	295,000,000		295,000,000
Sold	3,683,945	24,907,172	2,925,930	20,290,100
Issued in reinvestment of distributions	2,082,424	14,106,228	1,060,303	7,105,756
Redeemed	(4,946,052)	(32,695,539)	(5,222,882)	(35,857,061)
	820,317	6,317,861	(1,236,649)	(8,461,205)
Net increase (decrease)	(2,124,348)	$(12,490,206)	(7,302,039)	$(49,353,471)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Affiliated Funds	$361,053,920	—	—
Common Stocks	149,344,332	$46,478,906	—
U.S. Treasury Securities	—	61,930,082	—
Corporate Bonds	—	26,194,619	—
Sovereign Governments and Agencies	—	17,806,485	—
Collateralized Loan Obligations	—	14,774,128	—
Asset-Backed Securities	—	6,662,795	—
Commercial Mortgage-Backed Securities	—	3,642,483	—
Collateralized Mortgage Obligations	—	3,352,728	—
Preferred Stocks	—	2,834,942	—
Municipal Securities	—	1,606,613	—
U.S. Government Agency Mortgage-Backed Securities	—	1,057,969	—
Exchange-Traded Funds	756,221	—	—
Short-Term Investments	30,006,848	35,741,321	—
	$541,161,321	$222,083,071	—
Other Financial Instruments
Futures Contracts	$394,477	$93,080	—
Forward Foreign Currency Exchange Contracts	—	749,289	—
	$394,477	$842,369	—

Liabilities
Other Financial Instruments
Futures Contracts	$70,781	—	—
Swap Agreements	—	$355,484	—
Forward Foreign Currency Exchange Contracts	—	68,160	—
	$70,781	$423,644	—

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $9,756,083.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $39,278,562.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to interest rate risk derivative instruments held during the period was $43,944,510 futures contracts purchased and $7,801,903 futures contracts sold.

Value of Derivative Instruments as of July 31, 2022

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Receivable for variation margin on swap agreements*	—	Payable for variation margin on swap agreements*	$16,148
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	$749,289	Unrealized depreciation on forward foreign currency exchange contracts	68,160
Interest Rate Risk	Receivable for variation margin on futures contracts*	87,123	Payable for variation margin on futures contracts*	—
		$836,412		$84,308
*Included in the unrealized appreciation (depreciation) on futures contracts or centrally cleared swap agreements, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended July 31, 2022

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$(77,725)	Change in net unrealized appreciation (depreciation) on swap agreements	$72,242
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	2,946,847	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	436,591
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(1,446,415)	Change in net unrealized appreciation (depreciation) on futures contracts	225,201
		$1,422,707		$734,034

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

The fund may invest in instruments that have variable or floating coupon rates based on the London Interbank Offered Rate (LIBOR). LIBOR is a benchmark interest rate intended to be representative of the rate at which certain major international banks lend to one another over short-terms. Financial institutions have started the process of phasing out LIBOR and the transition process to a replacement rate may lead to increased volatility or illiquidity in markets for instruments that rely on LIBOR. This could result in a change to the value of such instruments or a change in the cost of temporary borrowing for the fund.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

9. Federal Tax Information

The tax character of distributions paid during the years ended July 31, 2022 and July 31, 2021 were as follows:

	2022	2021
Distributions Paid From
Ordinary income	$34,611,183	$18,914,522
Long-term capital gains	$57,888,674	$26,785,769

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$703,780,869
Gross tax appreciation of investments	$96,175,098
Gross tax depreciation of investments	(36,711,575)
Net tax appreciation (depreciation) of investments	59,463,523
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	244,805
Net tax appreciation (depreciation)	$59,708,328
Other book-to-tax adjustments	$(84,755)
Undistributed ordinary income	—
Accumulated long-term gains	$27,534,561
Post-October capital loss deferral	$(2,377,966)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

10. Investments in Affiliated Funds

The fund does not invest in an affiliated fund for the purpose of exercising management or control; however, investments by the fund within its investment strategy may represent a significant portion of an affiliated fund's net assets. As of period end, the fund owned 31% and 33% of the total outstanding shares of American Century Multisector Income ETF and American Century Emerging Markets Bond ETF, respectively.

11. Affiliated Fund Transactions

A summary of transactions for each affiliated fund for the period ended July 31, 2022 follows (amounts in thousands):

Affiliated Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Distributions Received(2)
American Century Diversified Corporate Bond ETF	$28,619	—	—	$(2,906)	$25,713	541	—	$509
American Century Emerging Markets Bond ETF	—	$11,533	—	(2,501)	9,032	232	—	402
American Century Focused Dynamic Growth ETF(3)	27,285	2,337	$187	(8,218)	21,217	355	$20	—
American Century Focused Large Cap Value ETF	43,638	1,333	14,705	(1,842)	28,424	483	797	1,353
American Century Multisector Income ETF	—	41,715	—	(4,338)	37,377	833	—	1,109
American Century Quality Diversified International ETF	30,472	6,082	241	(7,594)	28,719	700	(2)	944
American Century STOXX U.S. Quality Growth ETF	47,359	2,783	8,663	(9,719)	31,760	508	4,165	142
American Century STOXX U.S. Quality Value ETF	62,991	4,470	20,706	(5,187)	41,568	854	3,468	945
Avantis Emerging Markets Equity ETF	20,680	20,505	1,305	(7,977)	31,903	614	(22)	1,021
Avantis International Equity ETF	30,672	5,316	386	(5,673)	29,929	560	(4)	997
Avantis International Small Cap Value ETF	10,202	256	754	(1,505)	8,199	146	199	274
Avantis U.S. Equity ETF	62,687	437	7,679	(6,144)	49,301	694	3,969	735
Avantis U.S. Small Cap Value ETF	19,530	173	2,353	562	17,912	236	49	291
	$384,135	$96,940	$56,979	$(63,042)	$361,054	6,756	$12,639	$8,722
(1)Investments are funds within the American Century Investments family of funds and are considered affiliated funds. Additional information and attributes of each affiliated fund are available at americancentury.com or avantisinvestors.com.
(2)Distributions received includes distributions from net investment income and from capital gains, if any.
(3)Non-income producing.

Financial Highlights

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2022	$7.40	0.10	(0.76)	(0.66)	(0.11)	(0.63)	(0.74)	$6.00	(9.97)%	0.70%	1.12%	1.55%	1.13%	39%	$262,310
2021	$6.25	0.07	1.43	1.50	(0.07)	(0.28)	(0.35)	$7.40	24.69%	0.73%	1.11%	1.01%	0.63%	48%	$332,602
2020	$6.57	0.07	0.46	0.53	(0.08)	(0.77)	(0.85)	$6.25	8.42%	0.84%	1.11%	1.13%	0.86%	99%	$297,963
2019	$7.02	0.09	0.13	0.22	(0.10)	(0.57)	(0.67)	$6.57	4.36%	1.06%	1.11%	1.42%	1.37%	68%	$314,567
2018(3)	$7.51	0.06	0.16	0.22	(0.06)	(0.65)	(0.71)	$7.02	3.22%	1.09%(4)	1.09%(4)	1.25%(4)	1.25%(4)	55%	$444,259
2017	$6.67	0.08	0.93	1.01	(0.09)	(0.08)	(0.17)	$7.51	15.42%	1.08%	1.08%	1.20%	1.20%	81%	$523,241
I Class
2022	$7.40	0.12	(0.77)	(0.65)	(0.12)	(0.63)	(0.75)	$6.00	(9.80)%	0.50%	0.92%	1.75%	1.33%	39%	$56,679
2021	$6.25	0.08	1.44	1.52	(0.09)	(0.28)	(0.37)	$7.40	24.93%	0.53%	0.91%	1.21%	0.83%	48%	$71,639
2020	$6.57	0.08	0.46	0.54	(0.09)	(0.77)	(0.86)	$6.25	8.64%	0.64%	0.91%	1.33%	1.06%	99%	$62,820
2019	$7.02	0.11	0.13	0.24	(0.12)	(0.57)	(0.69)	$6.57	4.55%	0.86%	0.91%	1.62%	1.57%	68%	$76,202
2018(3)	$7.52	0.07	0.15	0.22	(0.07)	(0.65)	(0.72)	$7.02	3.23%	0.89%(4)	0.89%(4)	1.45%(4)	1.45%(4)	55%	$125,345
2017	$6.68	0.10	0.92	1.02	(0.10)	(0.08)	(0.18)	$7.52	15.64%	0.88%	0.88%	1.40%	1.40%	81%	$135,618

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2022	$7.37	0.09	(0.77)	(0.68)	(0.09)	(0.63)	(0.72)	$5.97	(10.26)%	0.95%	1.37%	1.30%	0.88%	39%	$280,223
2021	$6.22	0.05	1.44	1.49	(0.06)	(0.28)	(0.34)	$7.37	24.48%	0.98%	1.36%	0.76%	0.38%	48%	$342,835
2020	$6.55	0.05	0.46	0.51	(0.07)	(0.77)	(0.84)	$6.22	8.04%	1.09%	1.36%	0.88%	0.61%	99%	$288,517
2019	$7.00	0.08	0.13	0.21	(0.09)	(0.57)	(0.66)	$6.55	4.11%	1.31%	1.36%	1.17%	1.12%	68%	$304,644
2018(3)	$7.49	0.05	0.16	0.21	(0.05)	(0.65)	(0.70)	$7.00	3.04%	1.34%(4)	1.34%(4)	1.00%(4)	1.00%(4)	55%	$347,290
2017	$6.66	0.07	0.91	0.98	(0.07)	(0.08)	(0.15)	$7.49	15.01%	1.33%	1.33%	0.95%	0.95%	81%	$398,519
C Class
2022	$7.19	0.03	(0.73)	(0.70)	(0.05)	(0.63)	(0.68)	$5.81	(10.90)%	1.70%	2.12%	0.55%	0.13%	39%	$18,764
2021	$6.10	—(5)	1.39	1.39	(0.02)	(0.28)	(0.30)	$7.19	23.55%	1.73%	2.11%	0.01%	(0.37)%	48%	$28,683
2020	$6.45	0.01	0.45	0.46	(0.04)	(0.77)	(0.81)	$6.10	7.18%	1.84%	2.11%	0.13%	(0.14)%	99%	$39,523
2019	$6.91	0.03	0.12	0.15	(0.04)	(0.57)	(0.61)	$6.45	3.30%	2.06%	2.11%	0.42%	0.37%	68%	$48,515
2018(3)	$7.42	0.01	0.16	0.17	(0.03)	(0.65)	(0.68)	$6.91	2.46%	2.09%(4)	2.09%(4)	0.25%(4)	0.25%(4)	55%	$80,205
2017	$6.60	0.01	0.92	0.93	(0.03)	(0.08)	(0.11)	$7.42	14.29%	2.08%	2.08%	0.20%	0.20%	81%	$97,269

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2022	$7.31	0.07	(0.76)	(0.69)	(0.08)	(0.63)	(0.71)	$5.91	(10.56)%	1.20%	1.62%	1.05%	0.63%	39%	$30,086
2021	$6.17	0.03	1.43	1.46	(0.04)	(0.28)	(0.32)	$7.31	24.23%	1.23%	1.61%	0.51%	0.13%	48%	$38,353
2020	$6.51	0.04	0.45	0.49	(0.06)	(0.77)	(0.83)	$6.17	7.77%	1.34%	1.61%	0.63%	0.36%	99%	$35,807
2019	$6.96	0.06	0.13	0.19	(0.07)	(0.57)	(0.64)	$6.51	3.88%	1.56%	1.61%	0.92%	0.87%	68%	$39,114
2018(3)	$7.46	0.03	0.16	0.19	(0.04)	(0.65)	(0.69)	$6.96	2.74%	1.59%(4)	1.59%(4)	0.75%(4)	0.75%(4)	55%	$43,590
2017	$6.63	0.05	0.92	0.97	(0.06)	(0.08)	(0.14)	$7.46	14.83%	1.58%	1.58%	0.70%	0.70%	81%	$50,395
R5 Class
2022	$7.41	0.09	(0.75)	(0.66)	(0.12)	(0.63)	(0.75)	$6.00	(9.92)%	0.50%	0.92%	1.75%	1.33%	39%	$470
2021	$6.25	0.08	1.45	1.53	(0.09)	(0.28)	(0.37)	$7.41	25.10%	0.53%	0.91%	1.21%	0.83%	48%	$7,768
2020	$6.58	0.08	0.45	0.53	(0.09)	(0.77)	(0.86)	$6.25	8.46%	0.64%	0.91%	1.33%	1.06%	99%	$6,960
2019	$7.03	0.11	0.13	0.24	(0.12)	(0.57)	(0.69)	$6.58	4.56%	0.86%	0.91%	1.62%	1.57%	68%	$7,200
2018(3)	$7.52	0.08	0.15	0.23	(0.07)	(0.65)	(0.72)	$7.03	3.38%	0.89%(4)	0.89%(4)	1.45%(4)	1.45%(4)	55%	$6,885
2017(6)	$6.93	0.07	0.58	0.65	(0.06)	—	(0.06)	$7.52	9.43%	0.88%(4)	0.88%(4)	1.46%(4)	1.46%(4)	81%(7)	$5

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R6 Class
2022	$7.39	0.13	(0.77)	(0.64)	(0.13)	(0.63)	(0.76)	$5.99	(9.67)%	0.35%	0.77%	1.90%	1.48%	39%	$113,859
2021	$6.24	0.09	1.44	1.53	(0.10)	(0.28)	(0.38)	$7.39	25.17%	0.38%	0.76%	1.36%	0.98%	48%	$134,426
2020	$6.56	0.09	0.46	0.55	(0.10)	(0.77)	(0.87)	$6.24	8.82%	0.49%	0.76%	1.48%	1.21%	99%	$121,246
2019	$7.01	0.12	0.13	0.25	(0.13)	(0.57)	(0.70)	$6.56	4.72%	0.71%	0.76%	1.77%	1.72%	68%	$95,697
2018(3)	$7.51	0.08	0.15	0.23	(0.08)	(0.65)	(0.73)	$7.01	3.35%	0.74%(4)	0.74%(4)	1.60%(4)	1.60%(4)	55%	$111,937
2017	$6.67	0.11	0.93	1.04	(0.12)	(0.08)	(0.20)	$7.51	15.83%	0.73%	0.73%	1.55%	1.55%	81%	$85,623

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)December 1, 2017 through July 31, 2018. The fund's fiscal year end was changed from November 30 to July 31, resulting in an eight-month annual reporting period. For the years before July 31, 2018, the fund's fiscal year end was November 30.
(4)Annualized.
(5)Per-share amount was less than $0.005.
(6)April 10, 2017 (commencement of sale) through November 30, 2017.
(7)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2017.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Strategic Asset Allocations, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Allocation: Moderate Fund (the “Fund”), one of the funds constituting the American Century Strategic Asset Allocations, Inc., as of July 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended, the period December 1, 2017, through July 31, 2018, and for the year ended November 30, 2017, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Strategic Allocation: Moderate Fund of the American Century Strategic Asset Allocations, Inc. as of July 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, the period December 1, 2017 through July 31, 2018, and for the year ended November 30, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2022, by correspondence with the custodian, the transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
September 15, 2022

We have served as the auditor of one or more American Century investment companies since 1997.

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	64	None
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	64	Alleghany Corporation
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	64	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	64	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	64	MGP Ingredients, Inc. (2019 to 2021)
Jan M. Lewis (1957)	Director and Board Chair	Since 2011 (Board Chair since 2022)	Retired	64	None
Stephen E. Yates (1948)	Director	Since 2012	Retired	105	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	139	None

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present); Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Approval of Management Agreement

At a meeting held on June 29, 2022, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act of 1940 (the “Investment Company Act”), contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s Directors, including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed data and information compiled by the Advisor and certain independent data providers concerning the Fund. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor and its affiliates included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund including without limitation portfolio management and trading services, shareholder and intermediary services, compliance and legal services, fund accounting and financial reporting, and fund share distribution;
•the wide range of other programs and services provided to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund's performance to an appropriate benchmark(s) and peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similarly-managed funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;
•the Advisor’s strategic plans, generally, and with respect to the ongoing impact of the COVID-19 pandemic response, heightened areas of interest in the mutual fund industry and recent geopolitical issues;
•the Advisor’s business continuity plans, vendor management practices, and cyber security practices;
•financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•possible economies of scale associated with the Advisor’s management of the Fund and other accounts;
•services provided and charges to the Advisor's other investment management clients;
•acquired fund fees and expenses;
•payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and
•possible collateral benefits to the Advisor from the management of the Fund.

The Board held four meetings to consider the renewal. The independent Directors also met in private session multiple times to review and discuss the information provided in response to their request. The independent Directors held active discussions with the Advisor regarding the renewal of the management agreement, requesting supplemental information, and reviewing information provided by the Advisor in response thereto. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services which include, without limitation, the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•liquidity monitoring and management
•risk management, including cyber security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and principal investment strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of Fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any actions being taken to improve performance, and may conduct special reviews until performance improves. The Fund’s performance was above its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is sharing economies of scale, to the extent they exist, through its fee structure, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders enhanced and expanded content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than securities transaction expenses, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Investment Company Act Rule 12b-1. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe. In addition, the Board reviewed the Fund’s position relative to the narrower set of its expense group peers. The Board and the Advisor agreed to continue the temporary reduction of the Fund's annual unified management fee such that the Investor Class management fee not exceed 0.83% for at least one year beginning August 1, 2022. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. To the extent there are potential collateral benefits, the Board has been advised and has taken this into consideration in its review of the management contract with the Fund. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the terms of the management agreement are fair and reasonable and that the management fee charged to the Fund is reasonable in light of the services provided and that the management agreement between the Fund and the Advisor should be renewed for an additional one-year period.

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Directors (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by the Program Administrator, including members of ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of certain Fund’s investments is supported by a third-party liquidity assessment vendor.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2021 through December 31, 2021. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange
Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on
Form N-PORT. These portfolio holdings are available on the fund's website at
americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended July 31, 2022.

For corporate taxpayers, the fund hereby designates $4,522,012, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended July 31, 2022 as qualified for the corporate dividends received deduction.

The fund hereby designates $57,888,674, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended July 31, 2022.

The fund hereby designates $19,291,015 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended July 31, 2022.

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Strategic Asset Allocations, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2022 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91038 2209

(b) None.

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b) No response required.

(c) None.

(d) None.

(e) Not applicable.

(f) The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant’s board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) Chris H. Cheesman, Lynn M. Jenkins and Barry Fink are the registrant’s designated audit committee financial experts. They are “independent” as defined in Item 3 of Form N-CSR.

(a)(3) Not applicable.

(b) No response required.

(c) No response required.

(d) No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2021: $98,720
FY 2022: $71,640

(b) Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2021: $0
FY 2022: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2021: $0
FY 2022: $0

(c) Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2021: $0
FY 2022: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2021: $0
FY 2022: $0

(d) All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2021: $0
FY 2022: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2021: $0
FY 2022: $0

(e)(1) In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2) All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2021: $546,515
FY 2022: $2,285,611

(h) The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2) Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Strategic Asset Allocations, Inc.

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President

Date:	September 28, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President
(principal executive officer)

Date:	September 28, 2022

By:	/s/ R. Wes Campbell
	Name:	R. Wes Campbell
	Title:	Treasurer and
Chief Financial Officer
(principal financial officer)

Date:	September 28, 2022